                                                                  EXHIBIT 10(e)
                                                                 CONFORMED COPY


================================================================================


                                CREDIT AGREEMENT

                                   dated as of
                               December 31, 1998,

                                      among

                 HECHINGER INVESTMENT COMPANY OF DELAWARE, INC.,
                                  as Borrower,

                             CENTERS HOLDINGS, INC.,

                             BSQ ACQUISITION, INC.,

                              BSQ TRANSFEREE CORP.,

                               HECHINGER COMPANY,

                            HECHINGER STORES COMPANY,

                      HECHINGER STORES EAST COAST COMPANY,

                            The LENDERS Party Hereto

                                       and

                            THE CHASE MANHATTAN BANK,
     as Administrative Agent, Collateral Agent, Borrowing Base Audit Agent,
                       Issuing Bank and Swingline Lender,



                           ---------------------------

                             CHASE SECURITIES INC.,
                        as Arranger and Sole Book Manager

================================================================================

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
                                  ARTICLE I Definitions.............................................1
SECTION 1.01.  Defined Terms........................................................................1
SECTION 1.02.  Classification of Loans and Borrowings..............................................18
SECTION 1.03.  Terms Generally.....................................................................18
SECTION 1.04.  Accounting Terms; GAAP..............................................................18

                                  ARTICLE II The Credits...........................................18
SECTION 2.01.  Commitments.........................................................................18
SECTION 2.02.  Loans and Borrowings................................................................18
SECTION 2.03.  Requests for Borrowings.............................................................19
SECTION 2.04.  Swingline Loans.....................................................................19
SECTION 2.05.  Letters of Credit...................................................................20
SECTION 2.06.  Funding of Borrowings...............................................................23
SECTION 2.07.  Interest Elections..................................................................23
SECTION 2.08.  Termination and Reduction of Commitments............................................24
SECTION 2.09.  Repayment of Loans; Evidence of Debt................................................24
SECTION 2.10.  Prepayment of Loans.................................................................25
SECTION 2.11.  Fees................................................................................27
SECTION 2.12.  Interest............................................................................27
SECTION 2.13.  Alternate Rate of Interest..........................................................28
SECTION 2.14.  Increased Costs.....................................................................28
SECTION 2.15.  Break Funding Payments..............................................................29
SECTION 2.16.  Taxes...............................................................................29
SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs..........................30
SECTION 2.18.  Mitigation Obligations; Replacement of Lenders......................................31

                                  ARTICLE III Representations and Warranties.......................32
SECTION 3.01.  Organization; Powers................................................................32
SECTION 3.02.  Authorization; Enforceability.......................................................32
SECTION 3.03.  Governmental Approvals; No Conflicts................................................32
SECTION 3.04.  Financial Condition; No Material Adverse Change.....................................32
SECTION 3.05.  Properties..........................................................................33
SECTION 3.06.  Litigation and Environmental Matters................................................33
SECTION 3.07.  Compliance with Laws and Agreements.................................................34
SECTION 3.08.  Investment and Holding Company Status...............................................34
SECTION 3.09.  Taxes...............................................................................34
SECTION 3.10.  ERISA...............................................................................34
SECTION 3.11.  Disclosure..........................................................................34
SECTION 3.12.  Subsidiaries........................................................................34
SECTION 3.13.  Insurance...........................................................................34
SECTION 3.14.  Labor Matters.......................................................................35
SECTION 3.15.  Solvency............................................................................35
SECTION 3.16.  Security Documents..................................................................35
SECTION 3.17. Federal Reserve Regulations..........................................................35

                                  ARTICLE IV Conditions............................................36
SECTION 4.01. Effective Date.......................................................................36
SECTION 4.02.  Each Credit Event...................................................................38

                                   ARTICLE V Affirmative Covenants.................................39
SECTION 5.01.  Financial Statements and Other Information..........................................39
SECTION 5.02.  Notices of Material Events..........................................................40
SECTION 5.03.  Information Regarding Collateral....................................................40
SECTION 5.04.  Existence; Conduct of Business......................................................41
SECTION 5.05.  Payment of Obligations..............................................................41
SECTION 5.06.  Maintenance of Properties...........................................................41
SECTION 5.07.  Insurance...........................................................................41
SECTION 5.08.  Casualty and Condemnation...........................................................42
SECTION 5.09.  Books and Records; Inspection and Audit Rights......................................42
SECTION 5.10.  Compliance with Laws................................................................42
SECTION 5.11.  Use of Proceeds and Letters of Credit...............................................42
SECTION 5.12.  Additional Borrower Subsidiaries....................................................43
SECTION 5.13.  Further Assurances..................................................................43
SECTION 5.14.  Cash Management Procedures..........................................................43
SECTION 5.15.  Delivery of Business Plan...........................................................43
SECTION 5.16.  Independent Financial Advisor.......................................................43

                                  ARTICLE VI Negative Covenants....................................44
SECTION 6.01.  Indebtedness; Certain Equity Securities.............................................44
SECTION 6.02.  Liens...............................................................................45
SECTION 6.03.  Fundamental Changes.................................................................46
SECTION 6.04.  Investments, Loans, Advances, Guarantees and Acquisitions...........................47
SECTION 6.05.  Asset Sales.........................................................................48
SECTION 6.06.  Hedging Agreements..................................................................49
SECTION 6.07.  Restricted Payments; Certain Payments of Indebtedness...............................49
SECTION 6.08.  Transactions with Affiliates........................................................49
SECTION 6.09.  Restrictive Agreements..............................................................50
SECTION 6.10.  Amendment of Material Documents.....................................................50
SECTION 6.11.  Capital Expenditures................................................................50
SECTION 6.12.  Minimum Consolidated EBITDA.........................................................50
SECTION 6.13.  Additional Subsidiaries.............................................................51

                                  ARTICLE VII Events of Default....................................51

  ARTICLE VIII The Administrative Agent, the Collateral Agent and the Borrowing Base Audit Agent...53

                                  ARTICLE IX Miscellaneous.........................................54
SECTION 9.01.  Notices.............................................................................54
SECTION 9.02.  Waivers; Amendments.................................................................55
SECTION 9.03.  Expenses; Indemnity; Damage Waiver..................................................56
SECTION 9.04.  Successors and Assigns..............................................................57
SECTION 9.05.  Survival............................................................................58
SECTION 9.06.  Counterparts; Integration; Effectiveness............................................58
SECTION 9.07.  Severability........................................................................58
SECTION 9.08.  Right of Setoff.....................................................................58

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
SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process..........................59
SECTION 9.10.  WAIVER OF JURY TRIAL................................................................59
SECTION 9.11.  Headings............................................................................59
SECTION 9.12.  Confidentiality.....................................................................59
SECTION 9.13.  Interest Rate Limitation............................................................60

                                                                   Contents, p.5

SCHEDULES:

Schedule 2.01 -- Commitments
Schedule 3.03(c) -- Defaults
Schedule 3.04(c) -- Material Adverse Change (Hechinger and Hechinger Entities)
Schedule 3.04(f)-- Material Adverse Change (Builders Square)
Schedule 3.05 -- Properties
Schedule 3.06 -- Disclosed Matters
Schedule 3.12 -- Subsidiaries
Schedule 3.13 -- Insurance
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens
Schedule 6.03(e) -- Real and Personal Property (BSQ Newco)
Schedule 6.03(f) -- Real and Personal Property (Hechinger)
Schedule 6.03(g) -- Real and Personal Property (Hechinger Stores)
Schedule 6.03(h) -- Real and Personal Property (Hechinger East Coast)
Schedule 6.04 -- Investments
Schedule 6.05 -- Asset Sales
Schedule 6.08 -- Affiliate Transactions
Schedule 6.09 -- Existing Restrictions
Schedule 6.13 -- Non-recurring Costs

EXHIBITS:

Exhibit A --     Form of Assignment and Acceptance
Exhibit B --     Form of Opinion of Counsel for the Transaction Parties and
                 GEI II
Exhibit C-1 --   Form of Opinion of New York Counsel for the Transaction Parties
Exhibit C-2 --   Form of Opinion of Counsel for Kmart
Exhibit D --     Form of Parent Guarantee Agreement
Exhibit E --     Form of Subsidiary Guarantee Agreement
Exhibit F --     Form of Indemnity, Subrogation and Contribution Agreement
Exhibit G --     Form of Pledge Agreement
Exhibit H --     Form of Security Agreement
Exhibit I --     Form of Borrowing Base Certificate
Exhibit J --     Form of Intercreditor Agreement
Exhibit K--      Form of GEI II Credit Enhancement Agreement
Exhibit L--      Form of Kmart Credit Enhancement Agreement

                                                CREDIT AGREEMENT dated as of
                                    December 31, 1998, among HECHINGER
                                    INVESTMENT COMPANY OF DELAWARE, INC., as
                                    Borrower, CENTERS HOLDINGS, INC., BSQ
                                    ACQUISITION, INC., BSQ TRANSFEREE CORP.,
                                    HECHINGER COMPANY, HECHINGER STORES COMPANY,
                                    HECHINGER STORES EAST COAST COMPANY, the
                                    LENDERS party hereto and THE CHASE MANHATTAN
                                    BANK, as Administrative Agent, Collateral
                                    Agent, Borrowing Base Audit Agent, Issuing
                                    Bank and Swingline Lender.

            The Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, Hechinger Stores East Coast Company, the lenders party thereto (the "Existing Lenders"), The Chase Manhattan Bank, BankAmerica Business Credit, Inc. and Citicorp USA, Inc. are parties to a Credit Agreement dated as of September 26, 1997 (the "Existing Credit Agreement"), as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Amended Existing Credit Agreement"), pursuant to which the Existing Lenders have committed to make revolving loans to the Borrower and to participate in letters of credit issued on behalf of the Borrower, at any time and from time to time prior to September 26, 2002 (the "Existing Facility Maturity Date"), in an aggregate principal amount at any time outstanding not in excess of $600,000,000 (the "Existing Facility").

            The Borrower has requested that, in addition to the Existing Facility, the Lenders party hereto make available to the Borrower, pursuant to this Agreement and subject to the conditions set forth herein, Revolving Loans, Swingline Loans and Letters of Credit, at any time and from time to time prior to June 30, 1999, in an aggregate amount at any time outstanding not in excess of $50,000,000 (including the amount of accrued and unpaid interest thereon and related fees and expenses). The Letters of Credit and the proceeds of the Revolving Loans and Swingline Loans shall be used solely for the purposes set forth in Section 5.11.

            The Lenders and the Swingline Lender are willing to extend credit to the Borrower and the Issuing Bank is willing to issue Letters of Credit for the account of the Borrower, in each case on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

            SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:


            "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "Account" shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance.

            "Account Debtor" shall mean, with respect to any Account, the obligor with respect to such Account.

            "Additional Financing Transactions" means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder and (b) the execution, delivery and performance by each Loan Party of the Existing Loan Documents to which it is to be a party.

            "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

            "Administrative Agent" means Chase, in its capacity as administrative agent for the Lenders hereunder.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "Advance Rate Percentage" means (a) 75.0% during the period from and including the Effective Date to and including April 29, 1999, (b) 73.5% during the period from and including April 30, 1999, to and including May 30, 1999, (c) 72.0% during the period from and including May 31, 1999, to and including June 20, 1999, (d) 70.0% during the period from and including June 21, 1999, to and including June 29, 1999, and (e) 0.0% from and after June 30, 1999.

            "Advance Rate Reduction Amount" means, with respect to an Advance Rate Reduction Date, the amount by which the aggregate "Total Exposures" exceeds the "Borrowing Base" after giving effect to the reduction in the "Borrowing Base" resulting from the reduction in the "Advance Rate Percentage" on such date (as such terms are defined in the Amended Existing Credit Agreement).

            "Advance Rate Reduction Dates" shall mean April 30, 1999, May 31, 1999, and June 21, 1999.

            "Advance Rate Reduction Event" means the obligation of the Borrower on an Advance Rate Reduction Date to make a mandatory prepayment of the Existing Facility equal to the applicable Advance Rate Reduction Amount as required by
Section 2.10(c) of the Existing Credit Agreement.

            "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            "Agents" has the meaning assigned to such term in Article VIII.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

            "Amended Existing Credit Agreement" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Applicable Percentage" means, with respect to any Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

            "Applicable Rate" means, for any day with respect to any ABR Loan, 1.25%, or any Eurodollar Loan, 2.75%.

            "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States, provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

            "BABC" means BankAmerica Business Credit, Inc., a Delaware corporation.

            "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrower" means Hechinger Investment Company of Delaware, Inc., a Delaware corporation and a direct wholly owned subsidiary of Hechinger Stores.

            "Borrower Subsidiary" means any subsidiary of the Borrower.

            "Borrowing" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

            "Borrowing Base" means, at any time, (a) an amount equal to the Advance Rate Percentage of Eligible Inventory Minus Reserves minus the sum of
(i) Gift Certificate Liability and (ii) Special Order Deposit Liability, in each case as in effect at such time, minus (b) the aggregate "Total Exposure" of the Existing Lenders (as such term is defined in the Amended Existing Credit Agreement) in effect at such time. The Borrowing Base shall be calculated weekly in accordance with Section 5.01(g). The Borrowing Base at any time in effect shall be determined at such time in the Borrowing Base Audit Agent's and the Collateral Agent's reasonable judgment by reference to the Borrowing Base Certificate most recently delivered hereunder, it being understood that the information contained in such Borrowing Base Certificate shall not be conclusive in calculating the Borrowing Base and, after consultation with the Borrower, the Collateral Agent shall be entitled to adjust the amounts and other criteria contained therein to the extent that the Borrowing Base Audit Agent and the Collateral Agent believe in their reasonable judgment that such adjustment is appropriate to cause the Borrowing Base to reflect the standards set forth in the definitions of the terms "Eligible Inventory" and "Eligible Inventory Minus Reserves".

            "Borrowing Base Audit Agent" means Chase, in its capacity as borrowing base audit agent under this Agreement.

            "Borrowing Base Certificate" has the meaning assigned to such term in Section 5.01(g).

            "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

            "BSQ Acqco" means BSQ Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Holdings.

            "BSQ Acqco/Holdings Note" means the promissory note issued on September 25, 1997, by BSQ Acqco to Holdings in the principal amount of $8,000,000.

            "BSQ Newco/Builders Square Note" means the promissory note issued on September 25, 1997, by BSQ Newco to Builders Square in the principal amount of $10,700,000.

            "BSQ Newco" means BSQ Transferee Corp., a Delaware corporation and a wholly owned subsidiary of BSQ Acqco.

            "BSQ Newco Asset Acquisition" means the acquisition by the Borrower on September 26, 1997, of the Acquired BSQ Newco Assets (as such term is defined in the Existing Credit Agreement) in exchange for (a) the payment by the Borrower to BSQ Newco of $243,000,000 in cash, (b) the assumption of the existing Indebtedness of BSQ Newco and (c) the issuance by the Borrower to BSQ Newco of the BSQ Newco Note.

            "BSQ Newco Note" means the promissory note issued on September 26, 1997, by the Borrower to BSQ Newco in the principal amount of $0 in connection with the BSQ Newco Asset Acquisition.

            "Builders Square" means Builders Square, Inc., a Delaware corporation.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

            "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Holdings Group that are (or would be) set forth in a consolidated statement of cash flows of the Holdings Group for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Holdings Group during such period; provided, however, the term "Capital Expenditures" shall not include (i) any such expenditure made with (or in the amount of) the proceeds of insurance, condemnation awards (or payment in lieu thereof) or indemnity payments received from third parties for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received, so long as such expenditures are made within 18 months of the occurrence of the damage to or loss of the assets being repaired or replaced and (ii) any such expenditures made during such period for the acquisition of real estate (and fixtures relating to such real estate) through a tax-free exchange pursuant to Section 1031 of the Internal Revenue Code.

            "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq.

            "Change in Control" means, at any time, (a) the failure by GEI II to own, directly or indirectly, beneficially or of record, shares representing in excess of 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings; (b) the failure of LG&P (or any Affiliate thereof) to act as the sole general partner of GEI II; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) nominated by the board of directors of Holdings nor (ii) appointed by directors so nominated; (d) the acquisition of direct or indirect Control of Holdings by any Person or group other than LG&P (or another limited partnership fund for which LG&P or any Affiliate thereof acts as the sole general partner) provided that such Control by LG&P may be subject to the rights of Builders Square under the Securityholders Agreement dated September 25, 1997, by and among GEI II, Builders Square and Holdings; (e) failure by Holdings to own directly or indirectly 100% of the outstanding capital stock of BSQ Acqco free and clear of all Liens (other than Liens under the Loan Documents); (f) failure by BSQ Acqco to own directly or indirectly 100% of the outstanding stock of BSQ Newco and Hechinger free and clear of all Liens (other than Liens under the Loan Documents); (g) failure by Hechinger to own directly or indirectly 100% of the outstanding capital stock of Hechinger Stores free and clear of all Liens (other than Liens under the Loan Documents); (h) failure by Hechinger Stores to own directly or indirectly 100% of the outstanding capital stock of the Borrower free and clear of all Liens (other than Liens under the Loan Documents); or (i) the occurrence of any change of control (or similar event, however denominated) with respect to any Transaction Party under any indenture or agreement in respect of Indebtedness with respect to which any member of the Holdings Group is an obligor.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Chase" means The Chase Manhattan Bank, a New York banking corporation.

            "Citicorp USA" means Citicorp USA, Inc., a Delaware corporation.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

            "Collateral Agent" means Chase, in its capacity as collateral agent under the Security Documents.

            "Commitments" means the Revolving Commitments.

            "Company Owned Life Insurance Program" means (a) the Confederation Life Insurance Company whole life insurance policies (as assigned to Pacific Mutual Life Insurance Company) naming Hechinger as beneficiary and certain employees of Hechinger as insureds and (b) the General American Life Insurance Company whole life insurance policies naming Hechinger as beneficiary and certain employees of Hechinger as insureds.

            "Commercial Letter of Credit" means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrower or any Borrower Subsidiary in the ordinary course of business of the Borrower or such Borrower Subsidiary.

            "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income tax expense for such period, (d) all amounts attributable to depreciation and amortization (including the amortization of the write-up of assets effected in connection with the Transactions) for such period and (e) all extraordinary and non-cash charges (including the amount of any deduction to net income as a result of any grant to, or repurchase from, directors, officers or employees of Holdings, BSQ Newco, the Borrower or any Borrower Subsidiary, of stock, stock equivalents or stock options of Holdings, and all non-cash losses) during such period and (f) any non-recurring costs specified on Schedule 6.13, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, all extraordinary and non-cash gains during such period, all as determined on a consolidated basis with respect to the Holdings Group in accordance with GAAP.

            "Consolidated Interest Expense" means, for any period, the interest expense, both expensed and capitalized (including amortization of debt issuance costs, original issue discount, interest paid in kind and the interest component in respect of Capital Lease Obligations), accrued or paid by the Holdings Group during such period, determined on a consolidated basis in accordance with GAAP.

            "Consolidated Net Income" means, for any period, net income or loss of the Holdings Group for such period determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded (a) the income of any Person in which any other Person (other than any member of the Holdings Group or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to any member of the Holdings Group by such Person during such period and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any member of the Holdings Group or the date that Person's assets are acquired by any member of the Holdings Group.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

            "Credit Enhancement Agreements" means collectively the GEI II Credit Enhancement Agreement and the Kmart Credit Enhancement Agreement.

            "December 1998 Bank Presentation" means the confidential written presentation regarding the Holdings Group, dated December 23, 1998, prepared by Holdings for the Lenders.

            "Default" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

            "Discontinued Inventory and Aged Goods Reserve" means, at any time, with respect to Inventory recorded on the Borrower's SMO Report, (a) an amount equal to the value of all such Inventory purchased prior to August 20, 1994, plus (b) an amount equal to 25% of Eligible Inventory purchased on or after August 20, 1994, that has been designated as "discontinued" or that will be removed from the Borrower's current merchandise assortment by the Borrower on a basis consistent with the current and historical accounting practice of the Borrower and of Hechinger under the perpetual weighted average cost ledger system associated with such SMO Report.

            "dollars" or "$" refers to lawful money of the United States of America.

            "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

            "Eligible Inventory Minus Reserves" means, at any time, (a) Eligible Inventory at such time minus (b) the sum of (i) the Shrink Reserve at such time,
(ii) Discontinued Inventory and Aged Goods Reserve at such time, (iii) the Excess Inventory, Slow-moving and Markdown Reserve at such time and (iv) any modifications to the reserves specified in clause (i), (ii) or (iii) above or any additional reserves deemed necessary at such time by the Borrowing Base Audit Agent and the Collateral Agent based upon the results of periodic audits
or appraisals of the Inventory, provided that such          reserves are
consistent with the customary practices of lenders in similar transactions.

            "Eligible Inventory" means, at any time, an amount equal to the aggregate Inventory Value at such time of all Inventory of the Borrower that consists of finished goods available for sale to customers and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (i) below or otherwise deemed by the Borrowing Base Audit Agent in good faith to be ineligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, in order for Inventory to qualify as Eligible Inventory, no person other than the Borrower shall have any direct or indirect ownership interest or title to such Inventory. Standards of eligibility may be fixed from time to time solely by the Borrowing Base Audit Agent and the Collateral Agent in the exercise of their reasonable judgment. Unless otherwise from time to time approved in writing by the Borrowing Base Audit Agent and the Collateral Agent, Inventory shall be deemed not to constitute Eligible Inventory if:

            (a) such Inventory is not owned solely by the Borrower, or is leased or on consignment or the Borrower does not have good and valid title thereto;

            (b) such Inventory (including any portion thereof in transit from vendors) is not located at property that is owned or leased by the Borrower and is therefore not in the possession or under the control of the Borrower (including timber reload facilities, flow-through centers or publicly held warehouses) unless a landlord waiver, satisfactory to the Borrowing Base Audit Agent, is in effect with respect to such property;

            (c) such Inventory is located at pool points operated by third parties;

            (d) such Inventory (exclusive of Inventory that has been designated as "discontinued" or that will be removed from the Borrower's current merchandise assortment pursuant to the standards described in "Discontinued Inventory and Aged Goods Reserve") represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, (iii) goods that were returned or rejected by the Borrower's customers or (iv) goods to be returned to the vendor;

            (e) such Inventory is subject to a layaway purchase by any customer;

            (f) such Inventory (i) is not located in the United States of America (excluding territories and possessions thereof) or (ii) is located in Puerto Rico;

            (g) such Inventory is not subject to a perfected second-priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties;

            (h) such Inventory consists of perishable items, including live plants but excluding bulbs, seeds and artificial plants; or

            (i) such Inventory is located at a store at which the Borrower has been conducting a going-out-of-business or similar sale for 60 days or title has transferred to a third party for the purpose of conducting a going-out-of-business or similar sale.

            "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any member of the Holdings Group directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

            "Event of Default" has the meaning assigned to such term in Article VII.

            "Excess Inventory, Slow-moving and Markdown Reserve" means, at any time, a reserve established pursuant to GAAP to reflect the difference between the weighted average cost of the Borrower's Eligible Inventory, determined on a basis consistent with the Borrower's historical accounting practices, and the net realizable value of the Borrower's Eligible Inventory, assuming for purposes of establishing such reserve that the Borrower uses a first-in, first-out method of accounting for its Inventory, provided that such reserve shall not be less than $10,000,000 or such other greater or lesser amount determined in the Borrowing Base Audit Agent's and the Collateral Agent's reasonable discretion to reflect excess, slow-moving or "marked-down" inventory.

            "Excluded Taxes" means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16(a).

            "Existing Credit Agreement" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Existing Facility" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Existing Facility Maturity Date" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Existing Hechinger Public Debt" means, collectively, (a) the 9.45% Senior Debentures Due 2012 of Hechinger in an aggregate principal amount of $100,000,000, issued under the Indenture dated as of October 1, 1992, between Hechinger and First Union National Bank of North Carolina, as trustee, (b) the 6.95% Senior Notes Due 2003 of Hechinger in an aggregate principal amount of $100,000,000, issued under the Indenture dated as of October 1, 1992, between Hechinger and First Union National Bank of North Carolina, as trustee, and (c) the 5.5% Convertible Subordinated Debentures Due 2012 of Hechinger in an aggregate principal amount of $132,000,000, issued under the Indenture dated as of March 15, 1987, between Hechinger and First Union National Bank of North Carolina, as trustee.

            "Existing Lenders" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Existing Loan Documents" means the Amended Existing Credit Agreement and the related "Loan Documents" (as such term is defined in the Amended Existing Credit Agreement).

            "Existing Revolving Borrowings" means a "Revolving Borrowing" (as such term is defined in the Amended Existing Credit Agreement).

            "Existing Revolving Commitments" means "Revolving Commitments" (as such term is defined in the Amended Existing Credit Agreement).

            "Existing Revolving Loans" means a "Revolving Loan" (as such term is defined in the Amended Existing Credit Agreement).

            "Existing Swingline Loans" means "Swingline Loans" (as such term is defined in the Amended Existing Credit Agreement).

            "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Financial Officer" means, with respect to any Transaction Party, the chief financial officer or treasurer of such Transaction Party.

            "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

            "Fronting Fee" has the meaning assigned to such term in Section 2.11(b).

            "GAAP" means generally accepted accounting principles in the United States of America.

            "GEI II" means Green Equity Investors II, L.P., an investment fund controlled by an Affiliate of LG&P.

            "GEI II Credit Enhancement Agreement" means the Loan Purchase Agreement, substantially in the form of Exhibit K, among GEI II, the Borrower, the Lenders and the Administrative Agent, on behalf of the Lenders.

            "Gift Certificate Liability" means, at any time, the aggregate face value at such time of outstanding gift certificates of the Borrower entitling the holder thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory.

            "GOB Prepayment Event" means any Prepayment Event resulting from the sale, transfer or other disposition of inventory located at any store where the Borrower is conducting a going-out-of-business or similar sale in connection with the closing of such store.

            "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

            "Guarantee Agreements" means, collectively, the Parent Guarantee Agreement and the Subsidiary Guarantee Agreement.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

            "Hechinger" means Hechinger Company, a Delaware corporation and a wholly owned subsidiary of BSQ Acqco.

            "Hechinger Acqco" means Hechinger Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of BSQ Acqco, which merged with and into Hechinger pursuant to the Hechinger Merger on the "Effective Date" (as such term is defined in the Hechinger Stores Credit Agreement), with Hechinger as the surviving corporation.

            "Hechinger Asset Acquisition" means the acquisition by the Borrower on October 3, 1997, of the Acquired Hechinger Assets (as such term is defined in the Existing Credit Agreement) in exchange for (i) the assumption of existing Indebtedness of Hechinger Stores and Hechinger East Coast, (ii) the assumption by the Borrower of reimbursement obligations in respect of Existing Letters of Credit (as such term is defined in the Amended Existing Credit Agreement) issued under the Hechinger Stores Credit Agreement, (iii) the satisfaction of certain intercompany Indebtedness of Hechinger Stores and Hechinger East Coast to the Borrower in the principal amounts of $150,000,000 and $2,500,000, respectively, and (iv) the issuance by the Borrower to Hechinger East Coast of the Hechinger East Coast Note.

            "Hechinger East Coast" means Hechinger Stores East Coast Company, a Delaware corporation and a wholly owned subsidiary of Hechinger Stores.

            "Hechinger/East Coast Note" means the promissory note issued on September 29, 1997, by the Borrower to Hechinger East Coast in the principal amount of $47,500,000.

            "Hechinger Entities" means Hechinger Stores and Hechinger East
Coast.

            "Hechinger Merger Agreement" means the Agreement and Plan of Merger dated as of July 17, 1997, among Hechinger Acqco, BSQ Acqco and Hechinger.

                                                                              12
            "Hechinger Stores" means Hechinger Stores Company, a Delaware corporation and a wholly owned subsidiary of Hechinger.

            "Hechinger Stores Credit Agreement" means the credit agreement dated as of September 25, 1997, among Hechinger Stores, Holdings, BSQ Acqco, Hechinger, Hechinger East Coast, the lenders party thereto, Chase, as administrative agent and collateral agent, BABC, as documentation agent and borrowing base audit agent, and Citicorp USA, as syndication agent.

            "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "Holdings" means Centers Holdings, Inc., a Delaware corporation.

            "Holdings Group" means, collectively, Holdings and the Subsidiaries, including BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores and the Borrower.

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit F, among the Borrower, the Subsidiary Loan Parties and the Agents.

            "Information Memorandum" means the Confidential Information Memorandum dated August 1997, relating to the Borrower and the Transactions (other than the Additional Financing Transactions).

            "Intercreditor Agreement" means the Intercreditor Agreement, substantially in the form of Exhibit J, among the Borrower, Holdings, the other Subsidiary Loan Parties, GEI II, Kmart, the Administrative Agent, Chase, as administrative agent and as collateral agent on behalf of the Existing Lenders, and BABC and Citicorp USA, each solely in its capacity as an agent under the Existing Credit Agreement.

            "Interest Coverage Ratio" means, for any period, the ratio of Consolidated EBITDA for such period to Consolidated Interest Expense for such period.

            "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07.

            "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each calendar month, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one month's duration, each day prior to the last day of such Interest Period that occurs at intervals of one month's duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

            "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two or three months thereafter, as the Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

            "Inventory" has the meaning assigned to such term in the Security Agreement.

            "Inventory Value" means, at any time, with respect to Inventory recorded on the Borrower's SMO Report, the recorded inventory value of such Inventory on such Report at such time.

            "Issuing Bank" means Chase, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

            "Kmart" means Kmart Corporation, a Michigan corporation.

            "Kmart Credit Enhancement Agreement" means the Loan Purchase Agreement, substantially in the form of Exhibit L, among Kmart, the Borrower, the Lenders and the Administrative Agent, on behalf of the Lenders.

            "LC Availability Period" means the period from and including the Effective Date to but excluding the earlier of (a) the date that is five Business Days prior to the Maturity Date and (b) the date of termination of the Revolving Commitments.

            "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

            "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

            "Lenders" means the Revolving Lenders.

            "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

            "LG&P" means Leonard Green & Partners, L.P., a Delaware limited partnership.

            "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Markets service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            "Loan Documents" means this Agreement, the Letters of Credit, the Guarantee Agreements, the Indemnity, Subrogation and Contribution Agreement, the Security Documents and the Credit Enhancement Agreements.

            "Loan Parties" means the Transaction Parties and the Subsidiary Loan Parties.

            "Loans" means the Revolving Loans.

            "Management Agreement" means the Management Services Agreement dated September 25, 1997, between LG&P, the Borrower and the Subsidiaries.

            "Margin Stock" has the meaning assigned to such term in Regulation
U.

            "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, assets, prospects or condition, financial or otherwise, of Holdings, the Borrower and the Subsidiaries taken as a whole or
(b) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder.

            "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining the amount of Material Indebtedness at any time, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

            "Maturity Date" means June 30, 1999.

            "Moody's" means Moody's Investors Service, Inc.

            "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

            "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of
(b) the sum of (i) all reasonable fees and out-of-pocket expenses (including appraisals, and legal, title and recording tax expenses and commissions) paid by any Transaction Party or Subsidiary to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by the Transaction Parties and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans and Existing Revolving Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes (including sales and value added taxes and including taxes payable in connection with the transfer of funds to the Borrower or any of its Subsidiaries in connection with a prepayment pursuant to this Agreement) paid (or reasonably estimated to be payable) by the Transaction Parties and the Subsidiaries, and the amount of any reserves (whether or not contained in an escrow or other similar arrangements) established by the Transaction Parties and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of Holdings).

            "Obligations" has the meaning assigned to such term in the Security Agreement.

            "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

            "Parent Guarantee Agreement" means the Guarantee Agreement, substantially in the form of Exhibit D, made by the Transaction Parties (other than the Borrower) and each of the Subsidiaries of Hechinger listed on Schedule I thereto in favor of the Agents for the benefit of the Secured Parties.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent.

            "Permitted Acquisition" means any acquisition of assets from, or shares or other equity interests in, any Person if (a) immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) such acquisition shall not have been preceded by an unsolicited tender offer for such Person by the Borrower or any of its Affiliates, (c) all transactions related thereto shall be consummated in accordance with applicable laws, (d) in the case of any acquisition of shares or other equity interests in any Person, such acquisition is an acquisition of 100% of the shares or other equity interests of such Person (or is an acquisition of at least 90% of the outstanding shares of each class of the stock of such Person, provided that such person shall be merged with the acquiror pursuant to Section 253 of the Delaware General Corporation Law (or an analogous short-form merger provision of another state of the United States) within 30 days of such acquisition), (e) all actions required to be taken, if any, with respect to any acquired or newly formed Subsidiary under subsection 5.12 shall have been taken, (f) such assets, shares or other equity interests pertain to a line of business related to the businesses of the Borrower and its Subsidiaries as of the Effective Date, (g) after giving effect to such acquisition, the Borrower shall be in compliance, on a pro forma basis, with all the covenants set forth in this Agreement and (h) neither the Borrower nor any of its subsidiaries shall assume or otherwise become liable for any Indebtedness in connection with such acquisition (except for Indebtedness permitted by Section 6.01).

            "Permitted Encumbrances" means:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

            (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Borrower Subsidiary, provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

            "Permitted Investments" means:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

            (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; and

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit G, among the Transaction Parties, the other Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

            "Prepayment Event" means any of the following events so long as such event occurs prior to the Maturity Date:

            (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of a Transaction Party or any Subsidiary, other than any sale, transfer or other disposition permitted by Section 6.05(a), (c), or (f);

            (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Transaction Party or any Subsidiary;

            (c) the issuance by a Transaction Party or any Subsidiary of any equity securities, other than any such issuance of equity securities to the Borrower or a Subsidiary; or

            (d) the incurrence by a Transaction Party or any Subsidiary of any Indebtedness of the type described in clause (a), (b) or (c) of the definition of the term "Indebtedness", other than Indebtedness permitted by Section 6.01(a)(i) through (x) and Section 6.01(a)(xii).

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Real Estate Prepayment Event" means any Prepayment Event resulting from the sale, transfer or other disposition (including due to casualty or condemnation) of real estate and fixtures relating to such real estate.

            "Receivables Purchase Agreements" means (a) the Business Revolving Charge Program Agreement dated April 3, 1992, as amended, by and among Hechinger, Home Quarters Warehouse, Inc. and General Electric Capital Corporation and (b) the GE Capital Program Agreement, dated April 12, 1996, by and between General Electric Capital Corporation and Builders Square.

            "Register" has the meaning set forth in Section 9.04(c).

            "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

            "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Release" has the meaning set forth in Section 101(22) of CERCLA.

            "Required Lenders" means, at any time, Lenders having Total Exposures and unused Revolving Commitments representing more than 50% of the sum of the Total Exposures and unused Revolving Commitments at such time.

            "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Transaction Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock of a member of any Transaction Party or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of any Transaction Party or any Subsidiary.

            "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments.

            "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Total Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable (and the initial aggregate amount of the Lenders' Revolving Commitments is $50,000,000).

            "Revolving Lenders" means the Persons listed on Schedule 2.01 as having Revolving Commitments and any other Person that shall have become a party hereto and have Revolving Commitments pursuant to an Assignment and Acceptance, other than any such Person that ceases to have a Revolving Commitment pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Revolving Lenders" includes the Swingline Lender.

            "Revolving Loans" means Loans made by the Lenders to the Borrower pursuant to Section 2.01.

            "S&P" means Standard & Poor's.

            "Secured Parties" has the meaning assigned to such term in the Security Agreement.

            "Security Agreement" means the Security Agreement, substantially in the form of Exhibit H, among the Transaction Parties, the other Subsidiary Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

            "Security Documents" means the Security Agreement, the Pledge Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

            "Shrink" means Inventory identified by the Borrower as lost, misplaced or stolen Inventory.

            "Shrink Reserve" means, at any time, an amount equal to accruals for Shrink recorded by the Borrower at such time, which accruals have been determined on a basis consistent with the current and historical accounting practice of the Borrower of accruing for Shrink as a percentage of Inventory Value (which percentage will equal the average of the percentage that Shrink represents of total Inventory Value based on the results of the two most recent semi-annual physical inventories conducted with respect to such Inventory), provided that such reserve shall not be less than 4% of the Inventory Value recorded on the Borrower's SMO Report or such other greater or lesser amount determined in the Borrowing Base Audit Agent's and the Collateral Agent's reasonable discretion to reflect Shrink.

            "SMO Report" means the Statement of Merchandising Operations Report issued in connection with the Borrower's perpetual weighted average cost ledger system.

            "Special Order Deposit Liability" (a) means, at any time, with respect to Inventory recorded on the Borrower's SMO Report, the excess at such time of (i) the aggregate amount of deposits with respect to special order merchandise over (ii) the corresponding decrease recorded in Eligible Inventory and (b) shall be calculated in accordance with Schedule A to Exhibit I.

            "Specified Event of Default" means (a) any Event of Default described in paragraph (a), (b), (h) or (i) of Article VII, (b) pursuant to
Article VII, the termination by the Administrative Agent of the Commitments and the declaration by the Administrative Agent that the Loans then outstanding are immediately due and payable in whole, (c) any "Event of Default" described in paragraph (a), (b), (h) or (i) of Article VII of the Amended Existing Credit Agreement or (d) pursuant to Article VII of the Amended Existing Credit Agreement, the termination of the Existing Facility and the declaration that the Existing Revolving Loans then outstanding are immediately due and payable in whole.

            "Standby Letter of Credit" means any Letter of Credit other than a Commercial Letter of Credit.

            "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

            "Subsidiary" means any subsidiary of Holdings.

            "Subsidiary Guarantee Agreement" means the Guarantee Agreement, substantially in the form of Exhibit E, made by the Borrower Subsidiaries in favor of the Agents for the benefit of the Secured Parties.

            "Subsidiary Loan Party" means any Subsidiary that is not a Foreign Subsidiary.

            "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

            "Swingline Lender" means Chase, in its capacity as lender of Swingline Loans hereunder.

            "Swingline Loan" means a Loan made pursuant to Section 2.04.

            "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

            "Total Exposure" means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender's Revolving Loans at such time, (b) its LC Exposure and Swingline Exposure at such time and (c) the aggregate amount of accrued and unpaid interest and fees and expenses due pursuant to this Agreement in respect of such Revolving Loans, LC Exposure and Swingline Exposure at such time.

            "Transaction Parties" means Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger East Coast and the Borrower.

            "Transactions" means the Acquisitions (as such term is defined in the Existing Credit Agreement), the Financing Transactions (as such term is defined in the Existing Credit Agreement) and the Additional Financing Transactions.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

            "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

            SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   The Credits

            SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Total Exposure exceeding the lesser of (a) such Lender's Revolving Commitment and (b) such Lender's Applicable Percentage of the Borrowing Base in effect at such time. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

            SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

            (b) Subject to Section 2.13, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

            (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000, provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time, provided that there shall not at any time be more than a total of 12 Eurodollar Borrowings outstanding.

            (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

            SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing, provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

            (i) the aggregate amount of such Borrowing;

            (ii) the date of such Borrowing, which shall be a Business Day;

            (iii) subject to the second sentence of Section 2.02(b), whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

            (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

            (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section or Section 2.10(j), the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

            SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in
(i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the sum of the Total Exposures exceeding the lesser of (A) the total Revolving Commitments and (B) the Borrowing Base in effect at such time, provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

            (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

            (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.06 with respect to Loans made by such Revolving Lender (and Section
2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

            SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the LC Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

            (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $0 and (ii) the aggregate Total Exposures shall not exceed the lesser of (A) the aggregate Revolving Commitments and (B) the Borrowing Base in effect at such time.

            (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date, provided that each Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

            (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

            (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt, provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

            (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

            (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder, provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

            (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans, provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph
(e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.

            (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

            (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Collateral Agent, in the name of the Collateral Agent and for the benefit of the Revolving Lenders, an amount in cash equal to 105% of the LC Exposure as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent at the request of the Borrower and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Collateral Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

            SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by the Administrative Agent for such purpose by notice to the Lenders, provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request, provided that (i) ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank and (ii) ABR Revolving Loans made on an Advance Rate Reduction Date to finance the mandatory prepayment of any applicable Advance Rate Reduction Amount as required by Section 2.10(j) shall be remitted by the Administrative Agent to the "Administrative Agent" for the Existing Facility (as such term is defined in the Amended Existing Credit Agreement).

            (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

            SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

            (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

            (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

            (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

            SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Maturity Date.

            (b) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments, provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if and to the extent that, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Total Exposures would exceed the total Revolving Commitments, provided that the Borrower may not terminate or reduce pursuant to this Section 2.08(b) the Revolving Commitments prior to the date on which the Existing Revolving Commitments terminate in their entirety.

            (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

            SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such

Swingline Loan is made, provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

            (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            SECTION 2.10. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

            (b) Subject to Section 2.10(g), in the event of any termination of all the Revolving Commitments, the Borrower shall repay or prepay all outstanding Revolving Borrowings and all outstanding Swingline Loans on the date of such termination. In the event of any partial reduction of the Revolving Commitments, then (i) at or prior to the effective date of such reduction or termination, the Administrative Agent shall notify the Borrower and the Lenders of (A) the amount of any reduction in the Revolving Commitments and (B) the aggregate Total Exposure after giving effect to such reduction and (ii) if the aggregate Total Exposure would exceed the aggregate Revolving Commitments after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, prepay Revolving Borrowings or Swingline Loans (or a combination thereof) in an amount sufficient to eliminate such excess.

            (c) Subject to Section 2.10(g), if on any date the aggregate Total Exposure exceeds the Borrowing Base in effect on such date, the Borrower shall on such date apply an amount equal to such excess, first, to prepay the then-outstanding Revolving Borrowings (if any) and Swingline Loans (if any) and, second, to the extent of any remaining excess (after the prepayment of Revolving Borrowings and Swingline Loans), to cash-collateralize outstanding Letters of Credit by depositing, in an account with the Collateral Agent, in the name of the Collateral Agent and for the benefit of the Lenders, an amount in cash equal to such remaining excess. The provisions of the second, third, fourth and fifth sentences of Section 2.05(j) shall be applicable to any amounts so deposited.

            (d) Subject to Section 2.10(g), prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section, provided that each prepayment of Borrowings shall be applied to prepay ABR Borrowings before any other Borrowings.

            (e) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment, provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Subject to Section 2.10(g), each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.12.

            (f) In the event and on each occasion that any Net Proceeds are received by or on behalf of a Transaction Party or any Subsidiary in respect of any Prepayment Event on or prior to the Maturity Date, the Borrower shall, immediately after such Net Proceeds are received, prepay Revolving Borrowings and Swingline Loans and Existing Revolving Borrowings and Existing Swingline Loans in an aggregate principal amount equal to such Net Proceeds and in the priority provided for in Section 2.10(g), provided that if a Specified Event of Default has occurred and is continuing under this Agreement or the Amended Existing Credit Agreement, such Net Proceeds shall be applied first to prepay Existing Revolving Borrowings and Existing Swingline Loans until the aggregate "Total Exposures" of the Existing Lenders (as such term is defined in the Amended Existing Credit Agreement) is zero and then to prepay Revolving Borrowings and Swingline Loans.

            (g) Notwithstanding any provisions to the contrary in the Loan Documents or the Existing Loan Documents (and unless the "Specified Lenders" (as such term is defined in the Intercreditor Agreement) shall otherwise agree), (i) on or prior to the Maturity Date and (ii) so long as no Specified Event of Default has occurred and is continuing under this Agreement or under the Amended Existing Credit Agreement, any amount to be applied by the Borrower to the voluntary or mandatory prepayment of Revolving Borrowings and Swingline Loans, or to the voluntary or mandatory prepayment of Existing Revolving Borrowings and Existing Swingline Loans, instead shall be applied to the prepayment of Revolving Borrowings, Swingline Loans, Existing Revolving Borrowings and Existing Swingline Loans in the following order of priority:

            (A) first, to prepay any outstanding Existing Revolving Borrowings and Existing Swingline Loans, ratably among the Existing Lenders entitled thereto, until the "Borrowing Base" is not less than the aggregate "Total Exposure" of the Existing Lenders (as such terms are defined in the Amended Existing Credit Agreement),

            (B) second, to prepay any outstanding Revolving Borrowings and Swingline Loans, ratably among the Lenders entitled thereto, and

            (C) third, to prepay any outstanding Existing Revolving Borrowings and Existing Swingline Loans, ratably among the Existing Lenders entitled thereto.

            (h) Any Net Proceeds from a Prepayment Event available to be applied pursuant to Section 2.10(f) or (g) to prepay Revolving Borrowings and Swingline Loans, whether or not any Revolving Borrowings or Swingline Loans are actually outstanding and prepaid, shall result in the permanent reduction of the Revolving Commitments in the amount of such Net Proceeds, provided that (i) all Net Proceeds from GOB Prepayment Events and (ii) up to an aggregate amount of $25,000,000 of Net Proceeds from Real Estate Prepayment Events, in each case available to be applied pursuant to Section 2.10(f) and (g) during the term of this Agreement to prepay Revolving Borrowings and Swingline Loans, (i) shall not result in corresponding permanent reductions of the Revolving Commitments and
(ii) to the extent any such prepayments are actually made, may be reborrowed by the Borrower, subject to the terms and conditions hereof.

            (i) This Section 2.10 shall be subject to the terms and conditions of the Intercreditor Agreement.

            (j) Unless the Specified Lenders shall otherwise agree, in the event of an Advance Rate Reduction Event, the Borrower shall be deemed to deliver to the Administrative Agent a Borrowing Request for an ABR Borrowing on the applicable Advance Rate Reduction Date in the aggregate amount of the applicable Advance Rate Reduction Amount. Such Borrowing Notice shall be deemed delivered prior to 11:00 a.m. on the Business Day immediately preceding the applicable Advance Rate Reduction Date and otherwise shall be deemed to comply with the requirements of Section 2.03. The parties hereto hereby agree that any Loans made by the Lenders in response to such Borrowing Request shall be subject to the other terms and conditions of this Agreement and shall be used by the Borrower on the applicable Advance Rate Reduction Date to fund the mandatory prepayment of Existing Revolving Loans and Existing Swingline Loans in an aggregate amount equal to the Advance Rate Reduction Amount as required by
Section 2.10(g)(ii)(A) hereof and Section 2.10(c) and 2.10(g)(ii)(A) of the Amended Existing Credit Agreement.

            SECTION 2.11. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the rate of 0.50% per annum on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the date of this Agreement to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments, terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

            (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate equal to (i) in the case of the portion of such Lender's LC Exposure that is attributable to Standby Letters of Credit, the excess of (A) the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such portion of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) over (B) the Fronting Fee, in each case during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any such LC Exposure, and (ii) in the case of the portion of such Lender's LC Exposure that is attributable to Commercial Letters of Credit, the excess of (A) one-half of the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such portion of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) over (B) the Fronting Fee, in each case during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any such LC Exposure. The Borrower also agrees to pay to the Issuing Bank a fronting fee (the "Fronting Fee"), which shall accrue at the rate of 1/4 of 1% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date, provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

            (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

            SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

            (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

            (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate (including margin) otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate (including margin) applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

            (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments, provided that (A) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(B) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR

Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

            (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

            SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

            (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

            (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

            SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

            (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

            (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

            (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor, and provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

            SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(e) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign Lender shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Foreign Lender's claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this Section 2.16(e), a Foreign Lender shall not be required to deliver any form pursuant to this 2.16(e) that such Foreign Lender is not legally able to deliver.

            (f) The Borrower shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of paragraph (e) above. Should a

Lender become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall, at Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

            SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

            (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

            (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Borrower Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(d) or 9.03(c),
then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrower shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Effective Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

            (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE III

                         Representations and Warranties

            Each Transaction Party represents and warrants to the Lenders that:

            SECTION 3.01. Organization; Powers. Each member of the Holdings Group is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

            SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) except as set forth in Schedule 3.03(c), will not violate or result in a default under any indenture, agreement or other instrument binding upon any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, and (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

            SECTION 3.04. Financial Condition; No Material Adverse Change. (a) Hechinger has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for each of the fiscal years in the three year period ended February 1, 1997, reported on by Ernst & Young LLP, independent public accountants, and (ii) as of and for the two fiscal quarters and the portion of the fiscal year ended August 2, 1997, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Hechinger and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

            (b) Holdings has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for each of the fiscal years in the three year period ended October 3, 1998, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of

Holdings and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes.

            (c) Except as disclosed in Schedule 3.04(c) or in the December 1998 Bank Presentation, since February 1, 1997, there has been no material adverse change in the business, assets, operations, material agreements, prospects or condition, financial or otherwise, of Hechinger and the Hechinger Entities, taken as a whole.

            (d) The Borrower has heretofore furnished to the Lenders Builders Square's unaudited balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for each of the fiscal years in the three year period ended January 26, 1997, and (ii) as of and for the two fiscal quarters and the portion of the fiscal year ended July 26, 1997. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Builders Square as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments.

            (e) Each of Holdings and the Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of the Effective Date, prepared giving effect to the Additional Financing Transactions as if the Additional Financing Transactions had occurred on such date. Each such pro forma consolidated balance sheet (i) was prepared in good faith based on assumptions that were, at the time of preparation of such pro forma financial statements, and are, as of the date hereof, believed by Holdings and the Borrower to be reasonable), (ii) was based on the best information available to Holdings and the Borrower after due inquiry at the date thereof, (iii) accurately reflects all adjustments necessary to give effect to the Additional Financing Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of each of Holdings and its consolidated subsidiaries and of the Borrower and its consolidated subsidiaries as of the Effective Date, as if the Additional Financing Transactions had occurred on such date.

            (f) Except as disclosed in Schedule 3.04(f) or in the December 1998 Bank Presentation, since January 26, 1997, there has been no material adverse change in the business, assets, operations, material agreements, prospects or condition, financial or otherwise, of Builders Square.

            (g) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum or the December 1998 Bank Presentation and except for the Disclosed Matters, after giving effect to the Transactions, no member of the Holdings Group has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

            (h) Except as disclosed in the December 1998 Bank Presentation, since October 3, 1998, there has been no material adverse change in the business, assets, operations, material agreements, prospects or condition, financial or otherwise, of the Holdings Group, taken as a whole, or of the Borrower and the Borrower Subsidiaries, taken as a whole.

            SECTION 3.05. Properties. (a) Except as disclosed in Schedule 3.05, each member of the Holdings Group has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

            (b) Each member of the Holdings Group owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Holdings Group does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            (c) Schedule 3.05 sets forth the address (including county) of each real property that is owned or leased by the Holdings Group as of the Effective Date.

            SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Transaction Party, threatened against or affecting any member of the Holdings Group (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

            (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no member of the Holdings Group
(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

            (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

            SECTION 3.07. Compliance with Laws and Agreements. Each member of the Holdings Group is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

            SECTION 3.08. Investment and Holding Company Status. No member of the Holdings Group is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

            SECTION 3.09. Taxes. Each member of the Holdings Group has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such member, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

            SECTION 3.11. Disclosure. The Transaction Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any member of the Holdings Group is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the Information Memorandum, the December 1998 Bank Presentation or any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or the Existing Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the members of the Holdings Group represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

            SECTION 3.12. Subsidiaries. Holdings does not have any subsidiaries other than the Borrower and the other Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of Holdings in, each Subsidiary of Holdings and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

            SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Holdings and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance that are due and payable have been paid.

            SECTION 3.14. Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any member of the Holdings Group pending or, to the knowledge of the Transaction Parties, threatened. The hours worked by and payments made to employees of the Holdings Group have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any member of the Holdings Group, or for which any claim may be made against any member of the Holdings Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any member of the Holdings Group is bound.

            SECTION 3.15. Solvency. Immediately after the consummation of the Additional Financing Transactions and immediately following the making of each Loan made on the Effective Date, the making of each "Loan" (as such term is defined in the Amended Existing Credit Agreement) made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Transaction Party on a consolidated basis with its subsidiaries, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Transaction Party on a consolidated basis with its subsidiaries will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;
(c) each Transaction Party on a consolidated basis with its subsidiaries will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Transaction Party on a consolidated basis with its subsidiaries will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

            SECTION 3.16. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the

Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected second-priority Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other person (other than the Collateral Agent in its capacity as Collateral Agent for the Amended Existing Credit Agreement).

            (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person (other than the Collateral Agent in its capacity as Collateral Agent for the Amended Existing Credit Agreement), other than with respect to Liens expressly permitted by
Section 6.02.

            (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other person (other than the Collateral Agent in its capacity as Collateral Agent for the Amended Existing Credit Agreement), it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof.

            SECTION 3.17. Federal Reserve Regulations. (a) No member of the Holdings Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

            (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

            (c) Less than 25% of the assets of Holdings Group on a consolidated basis consist of Margin Stock.

            SECTION 3.18. Year 2000 Compliance. To the best knowledge of any Transaction Party, any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of each member of the Holdings Group and (b) equipment containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by June 30, 1999. To the best knowledge of any Transaction Party, the cost to the Holdings Group of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to any member of the Holdings Group (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect.

                                   ARTICLE IV

                                   Conditions

            SECTION 4.01. Effective Date. This Agreement shall not become effective until the date (the "Effective Date") on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

            (a) The Agents (or their counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) The Agents shall have received a favorable written opinion (addressed to each Agent and the Lenders and dated the Effective Date) of each of (i) Irell & Manella LLP, counsel for the Transaction Parties and for GEI II, substantially in the form of Exhibit B, (ii) Kramer, Levin, Naftalis & Frankel, New York counsel for the Transaction Parties, substantially in the form of Exhibit C-1, and (iii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Kmart, substantially in the form of Exhibit C-2, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Transaction Parties, GEI II and Kmart hereby request such counsel to deliver such opinions.

            (c) The Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Agents and their counsel.

            (d) The Agents shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of Section 4.02.

            (e) The Agents shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

            (f) The Agents shall have received counterparts of the Pledge Agreement signed on behalf of the Borrower and each other Loan Party.

            (g) The Agents shall have received counterparts of the Security Agreement (including any amendments thereto reasonably requested by the Agents) signed on behalf of the Transaction Parties and each other Loan Party, together with the following:

                  (i) all documents and instruments, including Uniform
            Commercial Code financing statements, required by law or reasonably requested by the Agents to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

                  (ii) a completed Perfection Certificate dated the Effective
            Date and signed by an executive officer or Financial Officer of Holdings, together with all attachments contemplated thereby.

            (h) The Agents shall have received (i) counterparts of the Guarantee Agreements signed on behalf of each party thereto other than the Agents and (ii) counterparts of the Indemnity, Subrogation and Contribution Agreement signed on behalf of the Borrower and each Subsidiary Loan Party.

            (i) The Lenders shall be satisfied with (i) the Existing Loan Documents and any waivers or amendments thereto, (ii) the corporate and capital structure of the Loan Parties after giving effect to the Additional Financing Transactions and (iii) all legal, tax and accounting matters relating to the Additional Financing Transactions.

            (j) After giving effect to the Additional Financing Transactions and the other transactions contemplated hereby, the Holdings Group shall have outstanding no indebtedness or preferred stock other than (i) Indebtedness created under the Loan Documents or the Existing Loan Documents, (ii) the Existing Hechinger Public Debt, (iii) the BSQ Acqco/ Holdings Note, (iv) the BSQ Newco/Builders Square Note, (v) the BSQ Newco Note, (vi) the Hechinger/East Coast Note and (vii) Indebtedness set forth on Schedule
      6.01. The terms and conditions of all indebtedness that will remain outstanding after the Effective Date shall be satisfactory in all respects to the Lenders.

            (k) The Lenders shall be satisfied with the sufficiency of amounts available under this Agreement and the Amended Existing Credit Agreement to meet the ongoing working capital requirements of the Borrower and the Borrower Subsidiaries following the Additional Financing Transactions and the consummation of the other transactions contemplated hereby.

            (l) The Lenders shall have received a pro forma consolidated balance sheet of each of (i) Holdings and its subsidiaries and (ii) the Borrower and its subsidiaries as of the date hereof, reflecting all pro forma adjustments as if the Additional Financing Transactions had been consummated on such date, and such pro forma consolidated balance sheets shall be consistent in all material respects with the forecasts and other information previously provided to the Lenders.

            (m) The Agents shall have received a certificate, in form and substance reasonably satisfactory to the Lenders, from the chief financial officer of Holdings (i) with respect to the solvency of Hechinger and its subsidiaries on a consolidated basis as of the Effective Date, (ii) the Borrower and the Borrower Subsidiaries on a consolidated basis as of the Effective Date and (iii) Holdings and the Subsidiaries on a consolidated basis as of the Effective Date.

            (n) The Agents shall have received a Borrowing Base Certificate dated the Effective Date, relating to the calendar week ended on December 18, 1998, and executed by a Financial Officer of the Borrower.

            (o) The Lenders shall be satisfied that substantially all the inventory, accounts receivable and equipment of Builders Square and Hechinger and their respective subsidiaries are held by the Borrower and the Borrower Subsidiaries.

            (p) The Lenders shall have received audits, in form and substance satisfactory to the Agents, from Alco Capital Group Inc., the Administrative Agent's asset-based evaluation group, and BABC, the Borrowing Base Audit Agent under the Amended Existing Credit Agreement, in each case of the accounts receivable and inventory of the Borrower and the Borrower Subsidiaries after giving effect to the Transactions.

            (q) The Lenders shall be satisfied with the management of Holdings, the Borrower and the other Subsidiaries.

            (r) The Amended Existing Credit Agreement shall have been executed and delivered to the Administrative Agent by each party thereto and the Additional Financing Transactions shall have been consummated in accordance with applicable law, the applicable Loan Documents and Existing Loan Documents and the related agreements and documentation.

            (s) The Lenders shall be satisfied with the capitalization, structure and equity ownership of Holdings and the Borrower.

            (t) The consummation of the Additional Financing Transactions and the other transactions contemplated hereby shall not (a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default under, any material agreement of any member of the Holdings Group (including the Existing Hechinger Public Indebtedness), and the Lenders shall have received one or more legal opinions to such effect, satisfactory to the Agents, from counsel to the Transaction Parties satisfactory to the Agents.

            (u) There shall be no litigation or administrative proceeding that could reasonably be expected to have a Material Adverse Effect or to adversely affect the ability of the parties to consummate the Additional Financing Transactions.

            (v) The Lenders shall be reasonably satisfied in all respects with the tax position and the contingent tax and other liabilities of Holdings, its Affiliates and the Subsidiaries, and with the plans of Holdings with respect thereto.

            (w) The Lenders shall have received a detailed business plan and financial projections of the Borrower and its subsidiaries for fiscal years 1999 through 2001, in form and substance reasonably satisfactory to the Agents.

            (x) The Agents (or their counsel) shall have received such documents as they may require that are sufficient to approve the amendment and restatement of the Existing Facility by the Existing Revolving Lenders under Section 9.02 thereof.

            (y) The Agents shall have received counterparts of (i) the GEI II Credit Enhancement Agreement, signed on behalf of GEI II and the Borrower, and (ii) the Kmart Credit Enhancement Agreement, signed on behalf of Kmart and the Borrower.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 12:00 noon, New York City time, on January 4, 1999 (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

            SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

            (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a date other than the date of such Borrowing, issuance, amendment, renewal or extension, in which case such representations and warranties shall be true and correct as of such other date.

            (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

            (c) At the time of and immediately after giving effect to such Borrowing, the Existing Lenders' "Total Exposure" (as such term is defined in the Amended Existing Credit Agreement) shall not be less than the lesser of (i) the Existing Revolving Commitments at such time and (ii) the Borrowing Base (as such term is defined in the Amended Existing Credit Agreement) in effect at such time.

            (d) At the time of such Borrowing, no "Purchaser Bankruptcy Event of Default" as such term is defined in the Credit Enhancement Agreements) shall have occurred.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by each Transaction Party on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section.

                                    ARTICLE V

                              Affirmative Covenants

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Transaction Party covenants and agrees with the Lenders that:

            SECTION 5.01. Financial Statements and Other Information. The Transaction Parties will furnish to each Agent and each Lender:

            (a) commencing with the fiscal year of Holdings ending October 3, 1998, within 90 days after the end of each fiscal year of Holdings, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited (in the case of such consolidated statements) and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

            (b) (a) commencing with the fiscal year of Holdings ending October 3, 1998, within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, purchase accounting adjustments and the absence of footnotes;

            (c) (a) commencing with the fiscal year of Holdings ending October 3, 1998, within 30 days after the end of each of the first two fiscal months of each fiscal quarter of Holdings, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, purchase accounting adjustments and the absence of footnotes;

            (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of Holdings
      (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.11 and Section 6.12 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of Holdings's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (f) within 30 days following the commencement of each fiscal year of Holdings, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget;

            (g) within four Business Days after the end of each calendar week, a certificate in the form of Exhibit I (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of such week, each such Certificate to be certified as complete and correct on behalf of the Borrower by a Financial Officer of the Borrower;

            (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any member of the Holdings Group with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

            (i) promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants, including any management letter commenting on the Borrower's internal controls submitted by such accountants to management in connection with their annual audit;

            (j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any member of the Holdings Group, or compliance with the terms of any Loan Document, as the Agents or any Lender may reasonably request; and

            (k) commencing on January 14, 1999, and biweekly thereafter on the first day of each applicable calendar week, a detailed projection of Holdings's sources and uses of cash for the next 90 days, prepared in good faith by Holdings's management, including projected borrowings hereunder and under the Existing Facility and Holdings's projected consolidated cash balance as of the end of each day during such 90-day period, and, promptly when available, any significant revisions to such projections.

            SECTION 5.02. Notices of Material Events. The Transaction Parties will furnish to each Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any member of the Holdings Group or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

            (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of Holdings and the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

            SECTION 5.03. Information Regarding Collateral. (a) The Transaction Parties will furnish to the Agents prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Transaction Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agents to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Transaction Parties also agree promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed.

            (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, Holdings shall deliver to the Agents a certificate of a Financial Officer of Holdings setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section.

            SECTION 5.04. Existence; Conduct of Business. Each Transaction Party will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

            SECTION 5.05. Payment of Obligations. Each Transaction Party will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Transaction Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 5.06. Maintenance of Properties. Each Transaction Party will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

            SECTION 5.07. Insurance. (a) Each Transaction Party shall (i) maintain insurance with financially sound and reputable insurers with an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

            (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in form and substance satisfactory to the Administrative Agent, which endorsements or amendments shall provide that, from and after the Effective Date, if the insurer shall have received written notice from the Administrative Agent or the Borrowing Base Audit Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Borrower, the Administrative Agent or any other party shall be a coinsurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Administrative Agent as an additional insured. Business interruption policies shall name the Administrative Agent as a loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Effective Date, if the insurer shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Borrower, the Administrative Agent or any other party shall be a co-insurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent. The Borrower shall deliver to the Administrative Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

            SECTION 5.08. Casualty and Condemnation. Each Transaction Party will furnish to the Agents and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

            SECTION 5.09. Books and Records; Inspection and Audit Rights. (a) Each Transaction Party will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Transaction Party will, and will cause each of the Subsidiaries to, permit any representatives designated by any Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

            (b) Each Transaction Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Borrowing Base Audit Agent, the Collateral Agent or the Required Lenders through the Administrative Agent, permit the Borrowing Base Audit Agent, the Collateral Agent or the Lenders or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Borrowing Base Audit Agent, the Collateral Agent, the Administrative Agent or the Lenders to conduct evaluations and appraisals of (i) the Borrower's practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves (it being understood and agreed to that, in the absence of a Default, the Borrowing Base Audit Agent or the Collateral Agent will conduct such evaluations and appraisals each quarter), and pay the reasonable and documented fees and expenses of the Borrowing Base Audit Agent, the Collateral Agent, the Lenders or such professionals with respect to such evaluations and appraisals. The Borrower hereby agrees that Alco Capital Group, Inc. will update its inventory audit report, which is to be delivered to the Lenders on or before the Effective Date pursuant to Section 4.01(p), as of each of March 31, 1999, and June 30, 1999, and that such updated reports shall be delivered to the Lenders immediately upon their completion.

            (c) Each Transaction Party will, and will cause each of the Subsidiaries to, in connection with any evaluation and appraisal relating to the computation of the Borrowing Base, maintain such additional reserves (for purposes of computing the Borrowing Base) in respect of Eligible Inventory and in respect of Eligible Inventory Minus Reserves and make such other adjustments to its parameters for including Inventory in the Borrowing Base as the Borrowing Base Audit Agent and the Collateral Agent or the Required Lenders through the Administrative Agent shall require based upon the results of such evaluation and appraisal.

            (d) Each Transaction Party will, and will cause each of the Subsidiaries to, from time to time upon request of the Borrowing Base Audit Agent, the Collateral Agent or the Required Lenders through the Administrative Agent, permit its agents or representatives to conduct reviews to determine the net recovery value of inventory, and pay the reasonable and documented fees and expenses of such agents or representatives with respect to such reviews.

            (e) Not less frequently than each fiscal quarter, Holdings shall conduct a conference call with the Lenders to update them on the financial performance and results of operations of the Holdings Group and other related topics.

            (f) Not later than January 29, 1999, Holdings shall host at the offices of the Administrative Agent in New York, New York a bank meeting to which each of the Lenders shall be invited to attend.

            SECTION 5.10. Compliance with Laws. Each Transaction Party will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 5.11. Use of Proceeds and Letters of Credit. The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only
(a) to finance the working capital needs of the Borrower and the Borrower Subsidiaries, including the purchase of inventory and equipment, in each case in the ordinary course of business and (b) to finance capital expenditures of the Borrower and the Borrower Subsidiaries (it being understood that in no event will any such proceeds be used to fund any Permitted Acquisition). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

            SECTION 5.12. Additional Borrower Subsidiaries. If any additional Borrower Subsidiary is formed or acquired after the Effective Date, Holdings and the Borrower will notify the Agents and the Lenders thereof and (a) if such Borrower Subsidiary is a Subsidiary Loan Party, Holdings and the Borrower will cause such Borrower Subsidiary to become a party to the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and each applicable Security Document in the manner provided therein within three Business Days after such Borrower Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Borrower Subsidiary's assets to secure the Obligations as any Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Borrower

Subsidiary are owned by or on behalf of any Loan Party, Holdings and the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Borrower Subsidiary is formed or acquired (except that, if such Borrower Subsidiary is a Foreign Subsidiary, shares of common stock of such Borrower Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Borrower Subsidiary).

            SECTION 5.13. Further Assurances. (a) Each Transaction Party will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Transaction Parties also agree to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

            (b) If any material assets (other than real property and personal property that is not of the type encumbered or to be encumbered by the Lien of the Security Agreement on the Effective Date) are acquired by the Holdings Group or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Transaction Parties will notify the Agents and the Lenders thereof, and, if requested by any Agent or the Required Lenders, the Transaction Parties will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by any Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

            SECTION 5.14. Cash Management Procedures. As promptly as practicable, the Holdings Group will establish and maintain (i) the cash management procedures set forth in the Security Agreement and (ii) the lockbox arrangements set forth in the Security Agreement (in no event later than 30 days after the Effective Date).

            SECTION 5.15. Delivery of Business Plan. As promptly as practicable and in any event on or before March 31, 1999, the Borrower will, in consultation with the independent financial advisor retained pursuant to Section 5.16, develop and deliver to the Lenders a business plan, satisfactory in form and substance to the Administrative Agent, with respect to (a) the two-fiscal-quarter period ending on June 30, 1999, (b) the four-fiscal-quarter period ending on December 31, 1999, and (c) the period from October 4, 1998, to September 30, 2002, provided that if the Borrower delivers a business plan pursuant to this Section 5.15, the failure of such plan to be satisfactory in form and substance to the Administrative Agent shall not be a Default or an Event of Default.

            SECTION 5.16. Independent Financial Advisor. Promptly following the Effective Date, the Transaction Parties shall retain an independent financial consultant reasonably satisfactory to the Administrative Agent, to act as an independent financial consultant to the Holdings Group and to provide each of the Holdings Group, the Lenders, the Agents, GEI II and Kmart with monthly reports (containing such information as is customary for such reports and such other information as the Administrative Agent shall reasonably request) on the financial condition and ongoing results of operations of the Holdings Group and the Borrower.

                                   ARTICLE VI

                               Negative Covenants

            Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each Transaction Party covenants and agrees with the Lenders that:

            SECTION 6.01. Indebtedness; Certain Equity Securities. (a) The Transaction Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

            (i) Indebtedness created under the Loan Documents and the Existing Loan Documents;

           (ii)  Indebtedness existing on September 26, 1997, and set forth in
      Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the material terms of such extensions, renewals and replacements are at least as favorable to the Lenders as those of such Indebtedness;

          (iii) Indebtedness of (a) any Loan Party that is not a Foreign Subsidiary to any other Loan Party that is not a Foreign Subsidiary (other than the Borrower or the Borrower Subsidiaries) and (b) the Borrower to any Borrower Subsidiary and of any Borrower Subsidiary to the Borrower or any other Borrower Subsidiary, provided that Indebtedness of any Borrower Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.04;

           (iv) Guarantees by any Subsidiary Loan Party of Indebtedness of any Borrower Subsidiary and by any Borrower Subsidiary of Indebtedness of the Borrower or any other such Borrower Subsidiary, provided that Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Borrower Subsidiary that is not a Loan Party shall be subject to Section 6.04;

            (v) Indebtedness of the Borrower, Hechinger, Hechinger East Coast, BSQ Newco, Hechinger Stores or any Borrower Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $15,000,000 at any time outstanding;

           (vi) Indebtedness of any Person that becomes a Borrower Subsidiary after the date hereof, provided that (A) such Indebtedness exists at the time such Person becomes a Borrower Subsidiary and is not created in contemplation of or in connection with such Person becoming a Borrower Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $5,000,000 at any time outstanding;

            (vii) the BSQ Newco Note, BSQ Acqco/Holdings Note and BSQ Newco/Builders Square Note;

           (viii) Indebtedness under Hedging Agreements entered into in accordance with Section 6.06;

             (ix) intentionally omitted;

              (x) Indebtedness incurred in connection with the Receivables Purchase Agreements;

             (xi) Indebtedness incurred in connection with the Company Owned Life Insurance Program, provided that the aggregate principal amount of Indebtedness permitted by this clause (xi) shall not exceed $45,000,000 at any time outstanding;

            (xii) the Existing Hechinger Public Indebtedness; and

           (xiii) other unsecured Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding, provided that the aggregate principal amount of Indebtedness of the Borrower Subsidiaries permitted by this clause (xiii) shall not exceed $2,000,000 at any time outstanding.

              (b) Subject to the provisions of Section 6.07, none of the Transaction Parties will, nor will they permit any Subsidiary to, issue any preferred stock (except for preferred stock (i) all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) in additional shares of such preferred stock, in lieu of cash, until the date that is at least 360 days following the Existing Facility Maturity Date, (ii) that is not subject to redemption other than redemption at the option of the Transaction Party issuing such preferred stock and (iii) all payments in respect of which are expressly subordinated to the Obligations) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of (i) any shares of capital stock of any member of the Holdings Group or (ii) any option, warrant or other right to acquire any such shares of capital stock.

            SECTION 6.02. Liens. The Transaction Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

              (a) Liens created under the Loan Documents and the Existing Loan Documents;

              (b) Permitted Encumbrances;

              (c) any Lien on any property or asset of any Loan Party existing on September 26, 1997, and set forth in Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations that it secures on September 26, 1997, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

              (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Borrower Subsidiary or existing on any property or asset of any Person that becomes a Borrower Subsidiary after the date hereof prior to the time such Person becomes a Borrower Subsidiary, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Borrower Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any

      Borrower Subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Borrower Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower, Hechinger, Hechinger East Coast, BSQ Newco, Hechinger Stores or any Borrower Subsidiary, provided that (i) such security interests secure Indebtedness permitted by clause (v) of Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower, Hechinger, Hechinger East Coast, BSQ Newco, Hechinger Stores or any Borrower Subsidiary;

            (f) the Warrant;

            (g) leases and subleases on real property of any of the Transaction Parties or any Subsidiary, provided that either (i) such lease or sublease is entered into in the ordinary course of such Person's business or (ii) such real property is not being used by such Person in the ordinary course of its business or is being used in a manner not inconsistent with the granting of such lease or sublease;

            (h) Liens on account receivables created in connection with the Receivables Purchase Agreements;

            (i) Liens created in connection with the loans under the Company Owned Life Insurance Program;

            (j) Liens listed on Schedule 6.02; and

            (k) the Lien of the Massachusetts Mutual Life Insurance Company on the Holdings Group's real property located at 4500 Wisconsin Avenue NW, Washington, DC (store #3152), provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations owed to the Massachusetts Mutual Life Insurance Company that existed on September 26, 1997 (and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof), and that were secured on such date by the Lien of the Massachusetts Mutual Life Insurance Company on the Holdings Group's real property located at 3500 Pennsy Drive, Landover, MD.

            SECTION 6.03. Fundamental Changes. (a) The Transaction Parties will not and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing,
(i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary Loan Party in a transaction in which the surviving entity is a Subsidiary Loan Party, (iii) any Subsidiary that is not a Loan Party may merge into any Subsidiary that is not a Loan Party and (iv) any Borrower Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

            (b) The Borrower will not, and will not permit any of the Borrower Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and such Borrower Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

            (c) Holdings will not, and will not permit any of the Subsidiaries to, engage in any business or activity other than the ownership of all the outstanding shares of capital stock of BSQ Acqco and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of capital stock of BSQ Acqco, the BSQ Acqco/Holdings Note, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents and Existing Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany Indebtedness permitted under
Section 6.01(a)(iii)).

            (d) BSQ Acqco will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of BSQ Newco and Hechinger and activities incidental thereto. BSQ Acqco will not own or acquire any assets (other than shares of capital stock of BSQ Newco and Hechinger, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, the Existing Loan Documents and the BSQ Acqco/Holdings Note, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

            (e) BSQ Newco will not engage in any business or activity other than being the obligee under the BSQ Newco Note and the obligor under the BSQ Newco/Builders Square Note and activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(e) and the activities incidental thereto. BSQ Newco will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, the Existing Loan Documents and the BSQ Newco/Builders Square Note, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

            (f) Hechinger will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of Hechinger Stores, being the obligee under the Existing Hechinger Public Debt and activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(f) and the activities incidental thereto. Hechinger will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents and Existing Loan Documents, the Existing Hechinger Public Debt, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

            (g) Hechinger Stores will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of the Borrower and Hechinger East Coast and activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(g) and the activities incidental thereto. Hechinger Stores will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents and the Existing Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities including intercompany indebtedness permitted under Section 6.01(a)(iii)).

            (h) Hechinger East Coast will not engage in any business or activity other than activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(h) and the activities incidental thereto. Hechinger East Coast will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents and the Existing Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under
Section 6.01(a)(iii)).

            SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Transaction Parties will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

            (a) intentionally omitted;

            (b) Permitted Acquisitions, provided that the sum of (i) the consideration paid in connection with all Permitted Acquisitions and (ii) the consideration paid in connection with all acquisitions pursuant to
      Section 6.04(c) shall not exceed $15,000,000 in the aggregate during the period commencing on the "Effective Date" (as such term is defined in the Amended Existing Credit Agreement) and ending on the date this Article VI is no longer applicable by its terms;

            (c) the acquisition of shares or other equity interests in any Person in transactions not constituting Permitted Acquisitions, provided that (i) the criteria set forth in clauses (a), (b), (c), (f), (g) and (h) of the definition of the term "Permitted Acquisition" shall have been satisfied in connection with such acquisition, (ii) the consideration paid in connection with all acquisitions pursuant to this clause (c) shall not exceed $7,500,000 during the term of this Agreement and (iii) the sum of
      (A) the consideration paid in connection with all Permitted Acquisitions and (B) the consideration paid in connection with all acquisitions pursuant to this clause (c) shall not exceed $15,000,000 in the aggregate during the period commencing on the "Effective Date" (as such term is defined in the Amended Existing Credit Agreement) and ending on the date this Article VI is no longer applicable by its terms;

            (d) Permitted Investments;

            (e) investments existing on September 26, 1997, and set forth on
      Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

            (f) investments by the Transaction Parties in the capital stock of the Subsidiaries, provided that (i) any such shares of capital stock shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12) and (ii) the amount of investments by the Transaction Parties in Subsidiaries that are not Loan Parties shall not exceed $2,000,000 in the aggregate at any time outstanding;

            (g) loans or advances made by (i) any Loan Party that is not a Foreign Subsidiary to any other Loan Party that is not a Foreign Subsidiary (other than the Borrower or the Borrower Subsidiaries) and (ii) the Transaction Parties to any Borrower Subsidiary and made by any Borrower Subsidiary to the Borrower or any other Borrower Subsidiary, provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement and (ii) the amount of all such loans and advances by Loan Parties to Subsidiaries that are not Loan Parties shall not exceed $2,000,000 in the aggregate at any time outstanding;

            (h) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the amount of Indebtedness that is (i) outstanding with respect to Subsidiaries that are not Loan Parties and (ii) Guaranteed by any Loan Party shall not exceed $2,000,000 in the aggregate at any time outstanding;

            (i) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

            (j) Hedging Agreements permitted under Section 6.06;

            (k) loans or advances to employees (i) for the purpose of travel, entertainment or relocation in the ordinary course of business in an aggregate amount not to exceed $2,000,000 at any time outstanding and (ii) for the purpose of enabling such employees to buy stock of Holdings in an aggregate amount not exceeding $3,000,000 during the period commencing on the "Effective Date" (as such term is defined in the Amended Existing Credit Agreement) and ending on the date this Article VI is no longer applicable by its terms, provided that loans or advances made under this subclause (ii) shall be collateralized by the stock purchased with the proceeds of such loans or advances; and

            (l) other investments in an aggregate amount not to exceed $5,000,000 at any time outstanding.

            SECTION 6.05. Asset Sales. The Transaction Parties will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock, nor will the Transaction Parties permit any of the Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except:

            (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

            (b) sales of inventory located at any store where the Borrower is conducting a going-out-of-business or similar sale in connection with the closing of such store;

            (c) sales, transfers and dispositions to the Borrower or a Borrower Subsidiary, provided that any such sales, transfers or dispositions involving a Borrower Subsidiary that is not a Loan Party shall be made in compliance with Section 6.08;

            (d) sales of assets listed on Schedule 6.05;

            (e) sales of real estate (it being understood that "real estate" as such term is used in this Section 6.05 shall not include real estate that is leased by a Transaction Party from a third party unless such lease is a Capital Lease Obligation of a member of the Holdings Group) and fixtures relating to such real estate, provided that the aggregate fair market value of all real estate and fixtures sold in reliance upon this clause
      (e) (other than the sale of the Holdings Group's real property located at 3500 Pennsy Drive, Landover, MD) shall not exceed $25,000,000 in the aggregate during the term of this Agreement;

            (f) sales of accounts receivables in connection with the Receivables Purchase Agreements; and

            (g) sales, transfers and dispositions of assets (other than capital stock of a Subsidiary) that are not permitted by any other clause of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (g) shall not exceed $10,000,000 in the aggregate during the period commencing on the "Effective Date" (as such term is defined in the Amended Existing Credit Agreement) and ending on the date this Article VI is no longer applicable by its terms, provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause
(b) and (c)) shall be made for fair value and (other than sales, transfers and other dispositions permitted under clause (c)) solely for cash consideration.

            SECTION 6.06. Hedging Agreements. The Transaction Parties will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Borrower Subsidiary is exposed in the conduct of its business or the management of its liabilities.

            SECTION 6.07. Restricted Payments; Certain Payments of Indebtedness.
(a) The Transaction Parties will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Transaction Parties may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Borrower Subsidiaries may declare and pay dividends ratably with respect to their capital stock and the Subsidiaries other than the Borrower may declare and pay dividends ratably with respect to their capital stock, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and the Borrower Subsidiaries in an amount not exceeding during any fiscal year of Holdings (A) $2,000,000 plus (B) the amount by which (x) the product of $2,000,000 and the number of complete fiscal years during the period from and after September 26, 1997, to but excluding the date of such Restricted Payment exceeds (y) the amount of all such Restricted Payments made during such fiscal years plus (C) the aggregate cash consideration received by the Borrower during the period from and after September 26, 1997, to but excluding the date of such Restricted Payment from the sale or issuance of common stock to management or employees of the Borrower to the extent such cash consideration was not previously taken into account in connection with any Restricted Payment under this clause (iii), provided all such Restricted Payments made under this clause (iii) shall not exceed $8,000,000 in the aggregate plus any amounts permitted under sub-clause (iii) (C) during the term of this Agreement, (iv) the Borrower and Hechinger Stores may pay dividends or make loans to Hechinger to the extent necessary to enable Hechinger to redeem or purchase any portion of the Existing Hechinger Public Debt to the extent that the Borrower or Hechinger Stores would have been permitted to redeem or repurchase such Existing Hechinger Public Debt pursuant to clause (b) (iii) below and (v) any of the Transaction Parties or Subsidiaries may pay dividends to enable payment of fees and other amounts owing under any of the transactions specified in Schedule 6.08.

            (b) The Transaction Parties will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

            (i) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness;

            (ii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

            (iii) after October 3, 1997, redemptions or repurchases of any portion of the Existing Hechinger Public Debt, provided that (A) at the time of such redemption or repurchase and after giving effect thereto, (1) no Default or Event of Default has occurred and is continuing and (2) the Borrowing Base exceeds the aggregate Total Exposures by at least $125,000,000 and (B) all such redemptions or repurchases under this clause
      (iii) do not exceed in the aggregate $200,000,000 during the period commencing on the "Effective Date" (as such term is defined in the Amended Existing Credit Agreement) and ending on the date this Article VI is no longer applicable by its terms.

            SECTION 6.08. Transactions with Affiliates. The Transaction Parties will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that do not involve Holdings and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Subsidiary Loan Parties not involving any other Affiliate, (c) payments by the Borrower and the Borrower Subsidiaries to Holdings as common parent (and to any intermediate Subsidiary Loan Party that is treated as a common parent) in respect of Taxes attributable to the Borrower and the Borrower Subsidiaries, but not in excess of the amount in respect of Taxes that the Borrower and the Borrower Subsidiaries would pay in a separate company return,
(d) any Restricted Payment permitted by Section 6.07, (e) any transactions listed on Schedule 6.08 and (f) the Holdings Group may pay fees specified in the Management Agreement.

            SECTION 6.09. Restrictive Agreements. The Transaction Parties will not and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Transaction Parties or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or Existing Loan Document (but only to the extent such restriction or condition also is imposed by a Loan Document), (ii) the foregoing shall not apply to restrictions and conditions existing on September 26, 1997, identified on Schedule 6.09 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment or subleasing thereof.

            SECTION 6.10. Amendment of Material Documents. The Transaction Parties will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents, (b) the Management Agreement, (c) the Builders Square Purchase Agreement (as such term is defined in the Existing Credit Agreement),
(d) the Hechinger Merger Agreement, (e) the BSQ Newco Note, (f) the BSQ Acqco/Holdings Note, (g) the BSQ Newco/Builders Square Note, (h) Existing Hechinger Public Debt, (i) the Hechinger/East Coast Note, (j) the Amended Existing Credit Agreement or (k) the Receivables Purchase Agreements, in each case to the extent that such amendment, modification or waiver would be adverse to the interests of the Lenders.

            SECTION 6.11. Capital Expenditures. (a) The Transaction Parties will not permit the aggregate amount of Capital Expenditures made by the Borrower and the Borrower Subsidiaries (i) during the fiscal quarter ending on the Saturday closest to December 31, 1998, to exceed $13,500,000, (ii) during the two-fiscal-quarter period ending on the Saturday closest to March 31, 1999, to exceed $22,000,000, and (iii) during the three-fiscal-quarter period ending on the Saturday closest to June 30, 1999, to exceed $30,000,000.

            (b) The Transaction Parties will not permit the aggregate amount of Capital Expenditures made by the Borrower and the Borrower Subsidiaries in any fiscal year to exceed the amount set forth below opposite such year:

            Fiscal Year                      Amount
            -----------                      ------
               1999                       $35,000,000
               2000                       $35,000,000
               2001                       $35,000,000
               2002                       $35,000,000

Notwithstanding anything to the contrary, no Transaction Party (other than the Borrower) shall be permitted to make any Capital Expenditures, except for any Capital Expenditures made by BSQ Newco, Hechinger, Hechinger Stores and Hechinger East Coast pursuant to Section 6.03(e), (f), (g) and (h).

            SECTION 6.12. Minimum Consolidated EBITDA. (a) The Transaction Parties will not permit Consolidated EBITDA (i) for the fiscal quarter ending on the Saturday closest to December 31, 1998, to be less than $(32,000,000), (ii) for the fiscal quarter ending on the Saturday closest to March 31, 1999, to be less than $(4,000,000), (iii) for the two-fiscal-quarter period ending on the Saturday closest to June 30, 1999, to be less than $46,000,000, (iv) for the three-fiscal-quarter period ending on the Saturday closest to September 30, 1999, to be less than $60,000,000, and (v) for the four-fiscal-quarter period ending on the Saturday closest to December 31, 1999, to be less than $65,000,000.

            (b) The Transaction Parties will not permit Consolidated EBITDA for any four-fiscal-quarter period ending during any period set forth below to be less than the amount set forth below opposite such period:

            Period                                                    Amount
            ------                                                    ------
The fiscal quarter ending on the Saturday closest to
   March 31, 2000                                                   $70,000,000

The fiscal quarter ending on the Saturday
   closest to June 30, 2000                                         $75,000,000

The fiscal quarter ending on the Saturday
   closest to September 30, 2000                                    $75,000,000

The fiscal quarter ending on the Saturday
   closest to December 31, 2000                                     $80,000,000

The fiscal quarter ending on the Saturday
   closest to March 31, 2001                                        $85,000,000

The fiscal quarter ending on the Saturday
   closest to June 30, 2001 and thereafter                          $90,000,000

            SECTION 6.13. Additional Subsidiaries. The Transaction Parties will not, and will not permit any Subsidiary to, create any additional Subsidiary, unless such Subsidiary is a Borrower Subsidiary.

                                   ARTICLE VII

                                Events of Default

            If any of the following events ("Events of Default") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

            (c) any representation or warranty made or deemed made by or on behalf of any member of the Holdings Group in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

            (d) the Transaction Parties shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(g), 5.02, 5.04 (with respect to the existence of the Transaction Parties), 5.11, 5.15 or
      5.16 or in Article VI; provided, however, if such failure arises from a non-consensual Lien created without the knowledge of, action by or consent of any Transaction Party in violation of Section 6.02, such failure shall not constitute an Event of Default unless such failure shall remain unremedied for 10 days after knowledge thereof by a member of senior management of Holdings or Borrower;

            (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from any Agent to the Borrower (which notice will be given at the request of any Lender);

            (f) any member of the Holdings Group shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein);

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any member of the Holdings Group or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Holdings Group or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) any member of the Holdings Group shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Holdings Group or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (j) any member of the Holdings Group shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against any member of the Holdings Group or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any member of the Holdings Group to enforce any such judgment;

            (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings Group Subsidiaries in an aggregate amount exceeding $5,000,000;

            (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement; or

            (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Transaction Parties described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Transaction Parties described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                 The Administrative Agent, the Collateral Agent
                       and the Borrowing Base Audit Agent

            Each of the Lenders and the Issuing Bank hereby (a) irrevocably appoints Chase as the Administrative Agent, the Collateral Agent and the Borrowing Base Audit Agent (collectively, the "Agents") and (b) authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

            Each Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Transaction Party or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

            The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Transaction Party or any of the Subsidiaries that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of such Agent's own gross negligence or wilful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by any Transaction Party or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

            Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

            Subject to the appointment and acceptance of a successor to the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Transaction Parties. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Transaction Parties, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed upon between the Borrower and such successor. After the

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                                                                              67

Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

            Subject to the appointment and acceptance of a successor to the Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Transaction Parties. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Transaction Parties, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Collateral Agent that shall be a bank or an Affiliate of a bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed upon between the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

            Subject to the appointment and acceptance of a successor to the Borrowing Base Audit Agent as provided in this paragraph, the Borrowing Base Audit Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Transaction Parties. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Transaction Parties, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Borrowing Base Audit Agent gives notice of its resignation, then the retiring Borrowing Base Audit Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Borrowing Base Audit Agent that shall be a bank or an Affiliate of a bank. Upon the acceptance of its appointment as Borrowing Base Audit Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Borrowing Base Audit Agent, and the retiring Borrowing Base Audit Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Borrowing Base Audit Agent shall be the same as those payable to its predecessor unless otherwise agreed upon between the Borrower and such successor. After the Borrowing Base Audit Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Borrowing Base Audit Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Borrowing Base Audit Agent.

            Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the either Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  Miscellaneous

            SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to any Transaction Party, to it at Hechinger Investment Company of Delaware, Inc., 1801 McCormick Drive, Largo, MD 20774, Attention of Mark R. Adams, Sr. Vice President, Treasurer and Secretary, (Telecopy No. (301) 925-3945) with a copy to Centers Holdings, Inc., 11111 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, Attention of Gregory J. Annick (Telecopy No. (310) 954-0404);

            (b) if to the Administrative Agent, the Collateral Agent or the Borrowing Base Audit Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Jesse Huff (Telecopy No. (212) 552-7500), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York 10017, Attention of John Huber (Telecopy No. (212) 270-4584);

            (c) if to the Issuing Bank, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Jesse Huff (Telecopy No.(212) 552-7500) with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of John Huber (Telecopy No. (212) 270-4584);

            (d) if to the Swingline Lender, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Jesse Huff (Telecopy No. (212) 552-7500) with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of John Huber (Telecopy No. (212) 270-4584); and

            (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Transaction Parties and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agents and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Revolving Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release any member of the Holdings Group or any Subsidiary Loan Party from its Guarantee under the applicable Guarantee Agreement (except as expressly provided in such Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or any substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender or (viii) change the definition of the term "Borrowing Base" without the written consent of Lenders having Total Exposures and unused Revolving Commitments representing at least 67% of the sum of the Total Exposures and unused Revolving Commitments at such time, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agents, the Issuing Bank or the Swingline Lender without the prior written consent of the Agents, the Issuing Bank or the Swingline Lender, as the case may be.

            SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Transaction Parties shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Agents, outside consultants for the Agents and internally allocated charges with respect to the Administrative Agent's collateral examination group, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel and any outside consultants for the Agents, the Issuing Bank or any Lender and the internally allocated charges with respect to the Administrative Agent's collateral examination group, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

            (b) The Transaction Parties shall, jointly and severally, indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby,
(ii) any

Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Transaction Party or any of the Subsidiaries, or any Environmental Liability related in any way to any Transaction Party or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates).

            (c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Agents, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agents, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the Total Exposures and unused Revolving Commitments at the time.

            (d) To the extent permitted by applicable law, no Transaction Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

            (e) All amounts due under this Section shall be payable promptly after written demand therefor.

            SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that no Transaction Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Agents, the Issuing Bank and the Swingline Lender must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment or Loans, the amount of the Revolving Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Transaction Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Any Lender may, without the consent of the Borrower, the Agents, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Transaction Parties, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

            (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless
(i) the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(e) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding tax referred to therein, following compliance with Section 2.16(e).

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

            SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

            SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Document and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agents and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

            SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            (b) Each Transaction Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Transaction Party or their proper ties in the courts of any jurisdiction.

            (c) Each Transaction Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section other than a court referred to in the last sentence of such paragraph (b) that is not referred to elsewhere in such paragraph (b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 9.12. Confidentiality. Each of the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Holdings. For the purposes of this Section, the term "Information" means all information received from the Holdings Group relating to the or its business, other than any such information that is available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Holdings Group, provided that, in the case of information received from the Holdings Group after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

            SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        HECHINGER INVESTMENT COMPANY OF
                                        DELAWARE, INC., as Borrower,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        CENTERS HOLDINGS, INC.,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        BSQ ACQUISITION, INC.,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        BSQ TRANSFEREE CORP.,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        HECHINGER COMPANY,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        HECHINGER STORES COMPANY,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        HECHINGER STORES EAST COAST COMPANY,

                                           by
                                              /s/      Mark R. Adams
                                             ---------------------------------
                                             Name:  Mark Adams
                                             Title: Executive Vice President

                                        THE CHASE MANHATTAN BANK, individually
                                        and as Administrative Agent, Collateral
                                        Agent and Borrowing Base Audit Agent,

                                           by
                                              /s/     Craig T. Moore
                                             ---------------------------------
                                             Name:  Craig T. Moore
                                             Title: Managing Director

                                                                       EXHIBIT A





                                    [Form of]

                            ASSIGNMENT AND ACCEPTANCE

       Reference is made to the Credit Agreement dated as of December 31, 1998, as amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among Hechinger Investment Company of Delaware, Inc., a Delaware corporation (the "Borrower"), Centers Holdings, Inc., a Delaware corporation, BSQ Acquisition, Inc., a Delaware corporation, BSQ Transferee Corp., a Delaware corporation, Hechinger Company, a Delaware corporation, Hechinger Stores Company, a Delaware corporation, Hechinger Stores East Coast Company, a Delaware corporation, the lenders listed on Schedule 2.01 thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as collateral agent, as borrowing base audit agent, as issuing bank (in such capacity, the "Issuing Bank") and as swingline lender (in such capacity, the "Swingline Lender"). Terms defined in the Credit Agreement are used herein with the same meanings.

       1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(d) of the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Effective Date, (ii) the Loans owing to the Assignor which are outstanding on the Effective Date and (iii) participations in Letters of Credit which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(b) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

       2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.16(e) of the Credit Agreement, duly completed and executed by such Assignee,
(ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire and (iii) a processing and recordation fee of $3,500.

       3. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

Date of Assignment:


Legal Name of Assignor:

Legal Name of Assignee:


Assignee's Address for Notices:


Effective Date of Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment):

                                                                 Percentage Assigned of Applicable
                                                                 Facility/Commitment (set forth, to at
                                                                 least 8 decimals, as a percentage of
                                                                 the Facility and the aggregate
                                                                 Commitments of all Lenders
                                Principal Amount Assigned        thereunder) --------------
                                -------------------------        -----------
Facility/Commitment
-------------------
Revolving Credit                $                                                                    %

The terms set forth above are
hereby agreed to:                                    Accepted */


_________________, as Assignor                       THE CHASE MANHATTAN BANK,
                                                     as Administrative Agent, Issuing Bank and
                                              Swingline Lender

by:                                                  by:
   ---------------------------                          ------------------------------
   Name:                                                Name:
   Title:                                               Title:


_________________, as Assignee


by:
   ---------------------------

                                                     HECHINGER INVESTMENT COMPANY OF
                                                     DELAWARE, INC.,

                                                     by:
                                                        ------------------------------
                                                        Name:
                                                        Title:

--------------
       */     To be completed to the extent consents are required under Section
9.04(b) of the Credit Agreement.

                                                                       EXHIBIT D
                                                                  CONFORMED COPY



                            PARENT GUARANTEE AGREEMENT dated as of December 31,
                     1998, among CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on
                     Schedule I hereto (each such other Subsidiary, individually, a Subsidiary Guarantor and, collectively, the "Subsidiary Guarantors"; Holdings, BSQ Acqco, BSQ Newco, Hechinger and the Subsidiary Guarantors are referred to collectively herein as, the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

       Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) Hechinger Investment Company of Delaware, Inc., a Delaware corporation (the "Borrower"), (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders") and (iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder and (c) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

       The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. As the direct and indirect owners of all the issued and outstanding capital stock of the Borrower (or, in the case of BSQ Newco and Hechinger Stores East Coast, as a wholly owned subsidiary of an indirect owner of all such stock), each Guarantor acknowledges that it will derive substantial benefit from the making of Loans by the Lenders and the issuance of Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Parent Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, each Guarantor is willing to execute this Agreement.

       Accordingly, the parties hereto agree as follows:

       SECTION 1. Guarantee. Each Guarantor unconditionally guarantees (the "Guarantee"), jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents (all the monetary and other obligations described in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon the Guarantee notwithstanding any extension or renewal of any Obligation.

       SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of the Guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor of the Obligations under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other guarantor of the Obligations under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

       SECTION 3. Security. Each Guarantor authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of the Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

       SECTION 4. Guarantee of Payment. Each Guarantor further agrees that the Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

       SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

       SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other guarantor, as the case may be, or any security.

       SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

       SECTION 8. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

       SECTION 9. Termination. The Guarantee (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

       SECTION 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

       SECTION 11. Waivers; Amendment. (a) No failure or delay of any Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

       (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and each of the Agents, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

       SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower.

       SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

       (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

       SECTION 16. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

       SECTION 17. Intercreditor Agreement. The Agent, on behalf of the Secured Parties, acknowledges that the Guarantee of each Guarantor made pursuant to this Parent Guarantee Agreement is subject to the provisions of the Intercreditor Agreement, including the provisions therein subordinating such Guarantees to certain other obligations of the Guarantors. Notwithstanding anything to the contrary contained herein, the rights, duties and obligations of the Agent are subject to the provisions of the Intecreditor Agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        CENTERS HOLDINGS, INC.,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                        BSQ ACQUISITION, INC.,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                        BSQ TRANSFEREE CORP.,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                        HECHINGER COMPANY,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                        HECHINGER STORES COMPANY,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                        HECHINGER STORES EAST COAST COMPANY,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                        THE SUBSIDIARY GUARANTORS LISTED ON
                                        SCHEDULE I HERETO,

                                          by
                                             /s/ Mark R. Adams
                                             -----------------------------------
                                             Name:  Mark R. Adams
                                             Title: Authorized Officer

                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as Collateral Agent,

                                     by
                                        /s/ Craig T. Moore
                                        ----------------------------------------
                                        Name:  Craig T. Moore
                                        Title: Managing Director

                                                               Schedule I to the
                                                      Parent Guarantee Agreement



                                            SUBSIDIARY GUARANTORS

                                   Name                Address
                                   ----                -------

                                                                       EXHIBIT E
                                                                  CONFORMED COPY



                            SUBSIDIARY GUARANTEE AGREEMENT dated as of December
                     31, 1998, among (a) each of the subsidiaries listed on
                     Schedule I hereto (each such subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") of HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), (b) THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

       Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) CENTERS HOLDINGS, INC., a Delaware corporation, BSQ ACQUISITION, INC., a Delaware corporation, BSQ TRANSFEREE CORP., a Delaware corporation, HECHINGER COMPANY, a Delaware corporation, HECHINGER STORES COMPANY, a Delaware corporation, HECHINGER STORES EAST COAST COMPANY, a Delaware corporation (collectively, the "Parent Guarantors"), the lenders from time to time party thereto (the "Lenders"), and
(iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder and (c) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

       The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors is a Borrower Subsidiary and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of a Subsidiary Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Subsidiary Guarantors are willing to execute this Agreement.

       Accordingly, the parties hereto agree as follows:

       SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees (the "Guarantee"), jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents (all the monetary and other obligations described in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon the Guarantee notwithstanding any extension or renewal of any Obligation.

       Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (b) under any guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations, which guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer
Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or
(ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

       SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of the Guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Subsidiary Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

       SECTION 3. Security. Each of the Subsidiary Guarantors authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of the Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Subsidiary Guarantors or other obligors.

       SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor further agrees that the Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

       SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

       SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other

Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Subsidiary Guarantor or exercise any other right or remedy available to them against the Borrower or any other Subsidiary Guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Subsidiary Guarantor or Subsidiary Guarantors, as the case may be, or any security.

       SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Secured Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Subsidiary Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Subsidiary Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

       SECTION 8. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Secured Parties will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

       SECTION 9. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

       SECTION 10. Termination. The Guarantees (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Subsidiary Guarantor upon the bankruptcy or reorganization of the Borrower, any Subsidiary Guarantor or otherwise.

       SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Subsidiary Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by
Section 6.05 of the Credit Agreement, such Subsidiary Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Subsidiary Guarantor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Guarantor without the approval of any other Subsidiary Guarantor and without affecting the obligations of any other Subsidiary Guarantor hereunder.

       SECTION 12. Waivers; Amendment. (a) No failure or delay of any Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

       (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors with respect to which such waiver, amendment or modification relates and each of the Agents, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

       SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it in care of the Borrower.

       SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

       (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

       SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

       SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

       (b) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

       (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 19.

       SECTION 20. Additional Subsidiary Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

       SECTION 21. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party may have.

       Section 22. Intercreditor Agreement. The Agent, on behalf of the Secured Parties, acknowledges that the Guarantee of each Subsidiary Guarantor made pursuant to this Subsidiary Guarantee Agreement is subject to the provisions of the Intercreditor Agreement, including the provisions therein subordinating such Guarantees to certain other obligations of the Subsidiary Guarantors. Notwithstanding anything to the contrary contained herein, the rights, duties and obligations of the Agent are subject to the provisions of the Intercreditor Agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   EACH OF THE BORROWER SUBSIDIARIES
                                   LISTED ON SCHEDULE I HERETO,

                                    by
                                      /s/ Mark R. Adams
                                      --------------------------
                                      Name:  Mark R. Adams
                                      Title: Authorized Officer


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as Collateral Agent,

                                    by
                                      /s/ Craig T. Moore
                                      --------------------------
                                      Name:  Craig T. Moore
                                      Title: Managing Director

                                                               SCHEDULE I TO THE
                                                  Subsidiary Guarantee AGREEMENT



              Subsidiary Guarantor                       Address
              --------------------                       -------

                                                                  Annex 1 to the
                                                  Subsidiary Guarantee Agreement






                            SUPPLEMENT NO.         dated as of         , to the
                     Subsidiary Guarantee Agreement dated as of December 31, 1998, among (a) each of the subsidiaries listed on Schedule I thereto (each such subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") of HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), (b) THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below), and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

       A. Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) CENTERS HOLDINGS, INC., a Delaware corporation, BSQ ACQUISITION, INC., a Delaware corporation, BSQ TRANSFEREE CORP., a Delaware corporation, HECHINGER COMPANY, a Delaware corporation, HECHINGER STORES COMPANY, a Delaware corporation, HECHINGER STORES EAST COAST COMPANY, a Delaware corporation (collectively, the "Parent Guarantors"), the lenders from time to time party thereto (the "Lenders"), and
(iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder and (c) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

       B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subsidiary Guarantee Agreement and the Credit Agreement.

       C. The Subsidiary Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming a Borrower Subsidiary. Section 20 of the Subsidiary Guarantee Agreement provides that additional Borrower Subsidiaries of may become Subsidiary Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

       Accordingly, the Collateral Agent and the New Subsidiary Guarantor agree as follows:

       SECTION 1. In accordance with Section 20 of the Subsidiary Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

       SECTION 2. The New Subsidiary Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

       SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

       SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

       SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subsidiary Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

       SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel for the Collateral Agent.

       IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Collateral Agent have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.

                                        [Name Of New Subsidiary Guarantor],

                                          by

                                            ------------------------------------
                                            Name:
                                            Title:
                                            Address:
                                                    ----------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as Collateral
                                        Agent,

                                          by

                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT F
                                                                  CONFORMED COPY

                                  INDEMNITY, SUBROGATION and CONTRIBUTION
                          AGREEMENT dated as of December 31, 1998 among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) CENTERS HOLDINGS, INC., a Delaware corporation, BSQ ACQUISITION, INC., a Delaware corporation, BSQ TRANSFEREE CORP., a Delaware corporation, HECHINGER COMPANY, a Delaware corporation, HECHINGER STORES COMPANY, a Delaware corporation, HECHINGER STORES EAST COAST COMPANY, a Delaware corporation (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), and (iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder, (c) the Subsidiary Guarantee Agreement dated as of December 31, 1998 between the Guarantors and the Agents (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") and (d) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

         Accordingly, the Borrower, each Guarantor and the Agents agree as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of (i) the book value of the assets so sold and (ii) the fair market value of the assets so sold.

         SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of (a) the book value of the assets so sold and (b) the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

         SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

         SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. No Waiver; Amendment. (a) No failure on the part of any Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agents or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Agents or any of the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and each of the Agents, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

         SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

         SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

         SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Agents, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

         (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

         SECTION 12. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not such a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming such a Borrower Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Borrower Subsidiary of an instrument in the form of Annex 1 hereto, such Borrower Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         SECTION 13. Intercreditor Agreement. The Agent, on behalf of the Secured Parties, and the Guarantors acknowledge that all such rights of indemnity and subrogation that the Guarantors may have pursuant to this Indemnity, Subrogation and Contribution Agreement are subject to the provisions of the Intercreditor Agreement, including the provisions therein subordinating such rights to certain other obligations of the Guarantors. Notwithstanding anything to the contrary contained herein, the rights, duties and obligations of the Agent are subject to the provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                             HECHINGER INVESTMENT COMPANY OF DELAWARE,
                             INC.,

                               by
                                 /s/ Mark R. Adams
                                 --------------------------------------------
                                 Name:  Mark R. Adams
                                 Title: Executive Vice President


                             EACH OF THE BORROWER SUBSIDIARIES LISTED ON
                             SCHEDULE I HERETO, as a Guarantor,

                               by
                                 /s/ Mark R. Adams
                                 --------------------------------------------
                                 Name:  Mark R. Adams
                                 Title: Authorized Officer

                             THE CHASE MANHATTAN BANK, as
                             Administrative Agent and as Collateral Agent,

                               by
                                 /s/ Craig T. Moore
                                 ------------------------
                                 Name:  Craig T. Moore
                                 Title: Managing Director

                                                                      SCHEDULE I
                                                    to the Indemnity Subrogation
                                                      and Contribution Agreement


                                   Guarantors


Name                          Address

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement



                                  SUPPLEMENT NO. dated as of [     ], to the
                          Indemnity, Subrogation and Contribution Agreement dated as of December 31, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), each Borrower Subsidiary listed on
                          Schedule I thereto (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


         A. Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) CENTERS HOLDINGS, INC., a Delaware corporation, BSQ ACQUISITION, INC., a Delaware corporation, BSQ TRANSFEREE CORP., a Delaware corporation, HECHINGER COMPANY, a Delaware corporation, HECHINGER STORES COMPANY, a Delaware corporation, HECHINGER STORES EAST COAST COMPANY, a Delaware corporation (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), and (iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder, (c) the Subsidiary Guarantee Agreement dated as of December 31, 1998 between the Guarantors and the Agents (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") and (d) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

         C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not such a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Borrower Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Borrower Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Borrower Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

         SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.


         IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.



                                   [Name Of New Guarantor],

                                     by

                                      -------------------------
                                      Name:
                                      Title:
                                      Address:

                           THE CHASE MANHATTAN BANK, as Administrative and as Collateral Agent,

                             by

                              --------------------------------------------
                              Name:
                              Title:

                                                                      SCHEDULE I
                                           to Supplement No.___ to the Indemnity
                                          Subrogation and Contribution Agreement




                                   Guarantors



Name                   Address

                                                                       EXHIBIT G
                                                                  CONFORMED COPY


                          PLEDGE AGREEMENT dated as of December 31, 1998, among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on Schedule I hereto (each such other Subsidiary, individually, a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders") and (iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent (in such capacity, the "Senior Collateral Agent"), issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder, (c) the Parent Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Parent Guarantors and the Agent, (d) the Subsidiary Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Subsidiary Pledgors and the Agent and
(e) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Collateral Agent, Green Equity Investors II, L.P. and Kmart Corporation. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores and the Subsidiary Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents (all the monetary and other obligations described in the preceding clauses (a) through (c) being collectively called the "Obligations").

         Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor's right, title and interest in, to and under (a) the shares of capital stock or other equity interest (including any equity interest in any joint venture listed on Schedule III hereto (the "Joint Ventures")) owned by it and listed on Schedule II hereto and any shares of capital stock or other equity interest of or any Subsidiary or Joint Ventures obtained in the future by the Pledgor and the certificates representing all such shares or equity interest (the "Pledged Stock"), provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of stock of any Foreign Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

         TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

         (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

         SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                 (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock or other equity interest of the issuer with respect thereto;

                 (b) except for the security interest granted hereunder and the first-priority Lien granted to the Senior Collateral Agent for the benefit of the Existing Lenders, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                 (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

                 (d) no consent of any other person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                 (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                 (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                 (g) all the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

                 (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

                 (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation G, T, U or X or any successor thereto as of the date hereof.

         SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. Following an Event of Default, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                 (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                 (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

                 (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

         (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this
Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.
As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

         SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                 FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable and documented fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                 SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                 THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement,

(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any of such Indemnitee's Affiliates).

         (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this
Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.12 of the Credit Agreement.

         SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

         SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this
Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable and documented fees and expenses to the Collateral Agent of legal counsel), and claims (including the reasonable and documented costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

         SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

         (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

         (c) In connection with any termination or release pursuant to paragraph (a) or (b) above, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower.

         SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

         SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. If all the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

         SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

         (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
         SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

         SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or its properties in the courts of any jurisdiction.

         (b) Each Pledgor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section other than a court referred to in the last sentence of paragraph (a) that is not referred to elsewhere in paragraph (a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

         SECTION 24. Additional Pledgors. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Subsidiary Pledgor upon becoming a Borrower Subsidiary. Upon execution and delivery by the Collateral Agent and a Borrower Subsidiary of an instrument in the form of Annex 1, such Borrower Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

         SECTION 25. Intercreditor Agreement. The Collateral Agent, on behalf of the Secured Parties, acknowledges that the pledge of each Pledgor made pursuant to this Pledge Agreement is subject to the provisions of the Intercreditor Agreement, including the provisions therein subordinating such pledges to certain other obligations of the Pledgors. Notwithstanding anything to the contrary contained herein, the rights, duties and obligations of the Collateral Agent are subject to the provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                        HECHINGER INVESTMENT COMPANY OF DELAWARE, INC.,

                          by
                             /s/ Mark R. Adams
                             -------------------------------------
                             Name:  Mark R. Adams
                             Title: Executive Vice President

                        CENTERS HOLDINGS, INC.,

                          by
                            /s/ Mark R. Adams
                            --------------------------------------
                             Name:  Mark R. Adams
                             Title: Executive Vice President

                        BSQ ACQUISITION, INC.,

                          by
                            /s/ Mark R. Adams
                            --------------------------------------
                             Name:  Mark R. Adams
                             Title: Executive Vice President

                        BSQ TRANSFEREE CORP.,

                          by
                            /s/ Mark R. Adams
                            --------------------------------------
                             Name:  Mark R. Adams
                             Title: Executive Vice President

                        HECHINGER COMPANY,

                          by
                            /s/ Mark R. Adams
                            --------------------------------------
                             Name:  Mark R. Adams
                             Title: Executive Vice President

                        HECHINGER STORES COMPANY,

                          by
                            /s/ Mark R. Adams
                            --------------------------------------
                            Name:  Mark R. Adams
                            Title: Executive Vice President

                        HECHINGER STORES EAST COAST COMPANY,

                          by
                            /s/ Mark R. Adams
                            --------------------------------------
                            Name:  Mark R. Adams

                            Title:  Executive Vice President

                          THE SUBSIDIARY PLEDGORS LISTED ON SCHEDULE I
                          HERETO,

                           by
                             /s/ Mark R. Adams
                             ---------------------------------------------
                             Name:  Mark R. Adams
                             Title: Authorized Officer

                         THE CHASE MANHATTAN BANK, as Collateral Agent,

                          by
                             /s/ Craig T. Moore
                             ---------------------------------------------
                             Name:  Craig T. Moore
                             Title: Managing Director

                                                               Schedule I to the
                                                                Pledge Agreement




                              SUBSIDIARY PLEDGORS


 Name                                   Address

                                                              Schedule II to the
                                                                Pledge Agreement

                                 CAPITAL STOCK


                        Number of               Registered  Owner      Number and              Percentage
 Issuer                 Certificate                        ------      Class of Shares         of Shares
 ------                 -----------                                    ---------------         ---------






                                DEBT SECURITIES


 Issuer              Principal Amount      Date of Note         Maturity Date

                                                             Schedule III to the
                                                                Pledge Agreement




                                 JOINT VENTURES


 Name                                Description

                                                                  Annex 1 to the
                                                                Pledge Agreement

                                  SUPPLEMENT NO.    dated as of     , to the
                          PLEDGE AGREEMENT dated as of December 31, 1998, among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on Schedule I thereto (each such other Subsidiary, individually, a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         A. Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders") and (iv) the Agent, (b) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent (in such capacity, the "Senior Collateral Agent"), issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder, (c) the Parent Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Parent Guarantors and the Agent, (d) the Subsidiary Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Subsidiary Pledgors and the Agent and
(e) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Collateral Agent, Green Equity Investors II, L.P. and Kmart Corporation.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary. Section 24 of the Pledge Agreement provides that such Borrower Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Borrower Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Pledgor agree as follows:

         SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor.
Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

         SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it [at the address set forth under its signature hereto][in care of the Borrower].

         SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.


         IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.



                      [Name of New Pledgor],

                        by

                          ---------------------------------
                          Name:
                          Title:
                          Address:





                      THE CHASE MANHATTAN BANK, as Collateral
                      Agent,

                        by

                          ---------------------------------
                          Name:
                          Title:

                                                                   Schedule I to
                                                                  Supplement No.
                                                         to the Pledge Agreement




                     Pledged Securities of the New Pledgor


                                 CAPITAL STOCK


                        Number of               Registered  Owner      Number and              Percentage
 Issuer                 Certificate                        ------      Class of Shares         of Shares
 ------                 -----------                                    ---------------         ---------





                                DEBT SECURITIES



 Issuer                Principal Amount      Date of Note          Maturity Date

                                                                       EXHIBIT H
                                                                  CONFORMED COPY

                          SECURITY AGREEMENT dated as of December 31, 1998
                 among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on
                 Schedule I hereto (each of Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast and each such other Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined herein).

         Reference is made to (a) the Credit Agreement dated as of December 31, 1998, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders") and (iv) the Agent, (b) the Parent Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Parent Guarantors and the Agent, (c) the Subsidiary Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Guarantors listed on schedule I hereto and the Agent, (d) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder, and (e) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents (all the monetary and other obligations described in the preceding clauses (a) through (c) being collectively called the "Obligations").

         Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                   ARTICLE I

                                  Definitions

         SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof.

         SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

         "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

         "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

         "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
(c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts (including each of the Collection Deposit Accounts), (g) Investment Property and (h) Proceeds.

         "Collection Deposit Account" shall mean any deposit account of a Grantor maintained for the benefit of the Secured Parties with the Collateral Agent or with a Sub-Agent pursuant to a Depository Agreement.

         "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

         "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

         "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

         "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

         "Concentration Account" shall mean the cash collateral account established at the office of The Chase Manhattan Bank located at 270 Park Avenue, New York, NY 10017, in the name of the Collateral Agent, Account No. 323-515355.

         "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

         "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Depository Agreement" shall mean a Depository Agreement substantially in the form of Annex 1 hereto among the Borrower, the Collateral Agent and a Sub-Agent.

         "Depository System" shall have the meaning assigned to such term in
Section 5.01.

         "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

         "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

         "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term "Equipment" shall include Fixtures.

         "Existing Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated security, a certificate representing a Security or a Security Entitlement.

         "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

         "General Fund Account" shall mean the general fund account established at the office of The Chase Manhattan located at 270 Park Avenue, New York, NY 10017, in the name of the Borrower, Account No. 323-071287.

         "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

         "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

         "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

         "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof that by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

         "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Overdraft" means, at any time, the amount by which the aggregate amount debited from any deposit, concentration, operating or disbursement account (including any Collection Deposit Account, the Concentration Account and the General Fund Account) maintained by the Borrower or any other Grantor with any Lender or any Affiliate of any Lender, as a result of processing of payment orders issued by the Borrower or such Grantor or otherwise, exceeds the aggregate funds on deposit in such account.

         "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Perfection Certificate" shall mean a certificate substantially in the form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Documentation Agent, (e) the Borrowing Base Audit Agent, (f) the Syndication Agent, (g) the Issuing Bank, (h) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (i) the successors and assigns of each of the foregoing.

         "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or
(ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

         "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

         "Securities Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

         "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

         "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

         "Sub-Agent" shall mean a financial institution which shall have delivered to the Collateral Agent an executed Depository Agreement.

         "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                   ARTICLE II

                               Security Interest

         SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

         SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.


                                  ARTICLE III

                         Representations and Warranties

         The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

         SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

         SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

         (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

         SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

         SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                                   ARTICLE IV

                                   Covenants

         SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

         (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

         SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period and except for any fixture filings not filed as of the Effective Date). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of
Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

         SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

         SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

         Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

         SECTION 4.05. Inspection and Verification. Following an Event of Default and during the continuance thereof or otherwise in accordance with the Credit Agreement, the Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12).

         SECTION 4.06. Taxes; Encumbrances. At its option, on five days' prior notice to the Borrower, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

         SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

         SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

         SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. Except as expressly permitted in the Credit Agreement, none of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that
(a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

         SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

         SECTION 4.11. Insurance. (a) The Grantors shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers with an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

                 (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that, from and after the Effective Date, if the insurer shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the

Administrative Agent or the Collateral Agent, (ii) a provision to the effect that neither the Grantor, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Effective Date, if the insurer shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Borrower, the Administrative Agent or any other party shall be a co-insurer and (iii) such other provisions as the administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. Such Grantor shall deliver to the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

                 (c) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

         SECTION 4.12.  Intentionally Omitted.

         SECTION 4.13. Legend. Subject to the rights and liens of the parties to the Receivables Purchase Agreements, each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

         SECTION 4.14. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

         (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

         (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

         (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

         (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent

License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.


                                   ARTICLE V

                                  Collections

         SECTION 5.01. Depository System. (a) To the extent not already established, within 30 days after the Restatement Closing Date, the Grantors shall establish, subject to the control of the Collateral Agent pursuant to the Depository Agreements, for the ratable benefit of the Collateral Agent and the other Secured Parties, a system of deposit accounts (the "Depository System") with one or more financial institutions that are reasonably satisfactory to the Collateral Agent into which the Proceeds of all Accounts Receivable and Inventory shall be deposited and forwarded to the Collateral Agent in accordance with the Depository Agreements. To the extent any Grantor's deposit accounts are not part of the Depository System within 30 days after the Restatement Closing Date, such Grantor shall move such deposit accounts to a financial institution designated by the Administrative Agent and such Grantor will use best efforts to cause such financial institution to enter into a Depository Agreement.
         (b) All Proceeds of Inventory and Accounts Receivable that have been received on any Business Day through the Depository System will be transferred into the Concentration Account on such Business Day to the extent required by the applicable Depository Agreement. All Proceeds stemming from the sale of a substantial portion of the Collateral (other than Proceeds of Accounts) that have been received by a Grantor on any Business Day will be transferred into the Concentration Account on such Business Day. All Proceeds received on any Business Day by the Collateral Agent pursuant to Section 5.02 will be transferred into the Concentration Account on such Business Day.

         (c) The Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Grantor acknowledges and agrees that (i) such Grantor has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall continue to be collateral security for all of the Obligations and (iii) upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent's election, the funds on deposit in the Concentration Account shall be applied as provided in Section 6.02 of this Agreement. So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly remit any funds on deposit in the Concentration Account to the General Fund Account and the Borrower shall have the right, at any time and from time to time, to withdraw such amounts from the General Fund Account as it shall deem to be necessary or desirable.

         (d) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default (which notice may be given by telephone if promptly confirmed in writing), the Concentration Account will, without any further action on the part of any Grantor, the Collateral Agent or any Sub-Agent, convert into a closed account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. Each Grantor irrevocably authorizes the Collateral Agent to notify each Sub-Agent (i) of the occurrence of an Event of Default and (ii) of the matters referred to in this paragraph (d). Following the occurrence of an Event of Default, the Collateral Agent may instruct each Sub-Agent to transfer immediately all funds held in each deposit account to the Concentration Account.

         SECTION 5.02. Collections. (a) Subject to the rights and liens of the parties to the Receivables Purchase Agreements, each Grantor agrees (i) to notify and direct promptly each Account Debtor and every other person obligated to make payments on Accounts Receivable or in respect of any Inventory to make all such payments directly to the Depository System established in accordance with Section 5.01,

(ii) to use all reasonable efforts to cause each Account Debtor and every other person identified in clause (i) above to make all payments with respect to Accounts Receivable and Inventory directly to such Depository System and (iii) promptly to deposit all payments received by it on account of Accounts Receivable and Inventory, whether in the form of cash, checks, credit card payments, notes, drafts, bills of exchange, money orders or otherwise, in the Depository System in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held by such Grantor for the benefit of the Collateral Agent.

         (b) Without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Lenders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in the Depository System. Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts Receivable, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default.

         SECTION 5.03. Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

         SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                 FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable and documented fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                 SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                 THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default, provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


                                  ARTICLE VII

                                 Miscellaneous

         SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

         SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

         SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

         SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 7.06.  Overdrafts.   Each Grantor agrees to pay any such
Grantor's Overdrafts. Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.

         SECTION 7.07.  Collateral Agent's Fees and Expenses; Indemnification.
(a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.07 shall be payable on written demand therefor.

         SECTION 7.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7.09. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Agents, the Issuing Bank and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or

Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

         SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 7.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

         (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 7.15. Termination. (a) This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents that the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section
7.15 shall be without recourse to or warranty by the Collateral Agent. A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

         (b) The Security Interest in any Fixtures relating to particular real estate that is sold, transferred, leased or otherwise disposed of by any Transaction Party in accordance with Section 6.05 or Section 6.06 of the Credit Agreement shall terminate automatically upon such sale, transfer, lease or other disposition.

         SECTION 7.16. Additional Grantors. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Grantor upon becoming a Borrower Subsidiary. Upon execution and delivery by the Collateral Agent and a Borrower Subsidiary of an instrument in the form of Annex 3 hereto, such Borrower Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

         SECTION 7.17. Intercreditor Agreement. The Agent, on behalf of the Secured Parties, acknowledges that all the security interests granted pursuant to this Security Agreement are subject to the provisions of the Intercreditor Agreement, including the provisions therein subordinating such security interests to certain other obligations of the Grantors. Notwithstanding anything to the contrary contained herein, the rights, duties and obligations of the Agent hereunder are subject to the provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                             HECHINGER INVESTMENT COMPANY OF DELAWARE, INC.,

                                by
                                   /s/ Mark R. Adams
                                   ------------------------------------------
                                   Name:  Mark R. Adams
                                   Title: Executive Vice President


                             CENTERS HOLDINGS, INC.,

                                by
                                   /s/ Mark R. Adams
                                   ------------------------------------------
                                   Name:  Mark R. Adams
                                   Title: Executive Vice President


                             BSQ ACQUISITION, INC.,

                                by
                                   /s/ Mark R. Adams
                                   ------------------------------------------
                                   Name:  Mark R. Adams
                                   Title: Executive Vice President


                             BSQ TRANSFEREE CORP.,

                                by
                                   /s/ Mark R. Adams
                                   ----------------------------------------
                                   Name:  Mark R. Adams
                                   Title: Executive Vice President


                             HECHINGER COMPANY,

                                by
                                   /s/ Mark R. Adams
                                   ------------------------------------------
                                   Name:  Mark R. Adams
                                   Title: Executive Vice President


                             HECHINGER STORES COMPANY,

                                by
                                   /s/ Mark R. Adams
                                   ------------------------------------------
                                   Name:  Mark R. Adams
                                   Title: Executive Vice President

                        HECHINGER STORES EAST COAST COMPANY,

                           by
                             /s/ Mark R. Adams
                             -------------------------------------------
                             Name:  Mark R. Adams
                             Title: Executive Vice President

                        EACH OF THE GUARANTORS LISTED ON SCHEDULE I HERETO,

                           by
                              /s/ Mark R. Adams
                              ------------------------------------------
                              Name:  Mark R. Adams
                              Title: Authorized Officer

                      THE CHASE MANHATTAN BANK, as
                      Administrative Agent and as Collateral Agent,

                        by
                           /s/ Craig T. Moore
                           ------------------
                           Name:  Craig T. Moore
                           Title: Managing Director

                                                                      SCHEDULE I

                                   GUARANTORS

                                                                     SCHEDULE II

                                   COPYRIGHTS

                                                                    SCHEDULE III

                                    LICENSES

                                                                     SCHEDULE IV

                                    PATENTS

                                                                      SCHEDULE V

                                   TRADEMARKS

                                                                  Annex 1 to the
                                                              Security Agreement





                          DEPOSITORY AGREEMENT dated as of [          ], among
                 [Name of Grantor], a [      ] corporation (the "Grantor"), THE
                 CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (such term, and each other capitalized term used but not defined herein, having the meaning given it in the Security Agreement referred to below) and as collateral agent (in such capacity, the
                 "Collateral Agent") and [                         ], a [
                 ] banking corporation (the "Sub-Agent").


         A.  The Grantor and the Collateral Agent are parties to (a) a Security
Agreement dated as of December [    ], 1998 (as amended, supplemented or
otherwise modified from time to time, the "Security Agreement"), (b) an Existing Security Agreement dated as of September 26, 1997, as amended and
restated as of December [    ], 1998 (as amended, supplemented or otherwise
modified from time to time, the "Existing Security Agreement"), (c) a
Depository Agreement dated as of [              ], with the Sub-Agent and (d)
the Intercreditor Agreement dated as of December [    ], 1998, attached hereto
as Exhibit A. Pursuant to the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in its Accounts Receivable and other Collateral (including Inventory, cash, cash accounts and Proceeds) to secure the payment and performance of the Obligations and has irrevocably appointed the Collateral Agent as its agent to collect amounts due in respect of Accounts Receivable and Inventory.

         B. The Sub-Agent has agreed to act as collection sub-agent of the Collateral Agent to receive and forward payments with respect to the Accounts Receivable and Inventory on the terms and subject to the conditions set forth herein.


         NOW, THEREFORE, the parties hereto agree as follows:

         1. The Collateral Agent hereby appoints the Sub-Agent as its collection sub-agent under the Security Agreement and authorizes the Sub-Agent, on the terms and subject to the conditions set forth herein, to receive payments in respect of Collateral consisting of Accounts Receivable and Inventory.

         2. The Sub-Agent has established and shall maintain deposit account number [ ] (including all subaccounts thereof) for the benefit of the Collateral Agent (such account being called the "Collection Deposit Account"). [Subject to the Sub-Agent's Terms for Deposit Services attached hereto as Exhibit A, to the extent that the terms thereof relate to procedures or fees and to the extent not inconsistent with the terms hereof,] all payments received by the Sub-Agent
in Account Number [ ] and [                      ] or any replacements in
respect thereof (the "Accounts") shall be promptly deposited in the Collection Deposit Account and shall not be commingled with other funds. All funds at any time on deposit in the Collection Deposit Account shall be held by the Sub-Agent for application in accordance with the terms of this Agreement. The Sub-Agent agrees to give the Collateral Agent prompt notice if the Collection Deposit Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process. As security for the payment and performance of the Obligations, the Grantor hereby confirms and pledges, assigns and transfers to the Collateral Agent, and hereby creates and grants to the Collateral Agent, a security interest in the Collection Deposit Account, all property and assets held therein and all Proceeds thereof.

         3. Effective upon notice to the Grantors and the Sub-Agent from the Collateral Agent after the occurrence and during the continuance of any Event of Default, the Collection Deposit Account shall be under the sole dominion and control of the Collateral Agent, who shall possess all right, title and interest in all of the items from time to time in the Collection Deposit Account and their Proceeds. Effective upon such notice, the Sub-Agent shall be the Collateral Agent's agent for the purpose of holding and collecting such items and their Proceeds, and neither the Grantor nor any person or entity claiming by, through or under the Grantor shall have any right, title or interest in, or control over the use of, or any right to withdraw any amount from, the Collection Deposit Account, except that the Collateral Agent shall have the right to withdraw amounts from the Collection Deposit Account. Effective upon such notice, the Sub-Agent shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Collateral Agent with respect to the Collection Deposit Account. Effective upon such notice, the Collateral Agent shall have the sole power to agree with the Sub-Agent as to specifications for Account services.

         4. Upon receipt of written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) from the Collateral Agent, the Sub-Agent shall, if so directed in such notice (subject to the Sub-Agent's right to request that the Collateral Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate documentation), promptly transmit or deliver to the Collateral Agent at the office specified in paragraph 12 hereof (or such other office as the Collateral Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (provided that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal), (b) all checks, drafts and other instruments for the payment of money received in the Accounts and in the possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and
(c) any checks, drafts and other instruments for the payment of money received in the Accounts by the Sub-Agent after such notice, in whatever form received, provided that the Sub-Agent may retain a reasonable reserve in a separate deposit account with the Sub-Agent in respect of unpaid fees and amounts which may be subject to collection.

         5. The Sub-Agent is hereby instructed and authorized to transfer by wire transfer or Automated Clearing House ("ACH") from the Collection Deposit Account all funds that are from time to time deposited or otherwise credited to such account (after such funds become available to the Sub-Agent, either through the Federal Reserve System or other clearing mechanism used by the Sub-Agent's branch), to such account as the Collateral Agent may from time to time direct, provided that, unless the Collateral Agent otherwise instructs, no such transfer shall be required if such transfer would result in the transfer of an amount less than $1,000. Unless otherwise directed by the Collateral Agent, such funds shall be transferred on each business day by wire transfer or ACH and shall be identified as follows:

                 The Chase Manhattan Bank
                 ABA Number
                 For credit to The Chase Manhattan Bank
                       New York, NY [     ]
                 Account Number
                 Re: Hechinger Investment Company of Delaware, Inc.
                       Cash Collateral Account

         These transfer instructions and authorizations may not be amended, altered or revoked by the Grantor without the prior written consent of the Collateral Agent. The Collateral Agent, however, shall have the right to amend or revoke these transfer instructions and authorizations at any time without the consent of the Grantor.

         6. The Sub-Agent shall furnish the Collateral Agent with monthly statements setting forth the amounts deposited in the Collection Deposit Account and all transfers and withdrawals therefrom, and shall furnish such other information at such times as shall be reasonably requested by the Collateral Agent.

         7. The fees for the services of the Sub-Agent shall be mutually agreed upon between the Grantor and the Sub-Agent and shall be the obligation of the Grantor; provided, however, that, notwithstanding the terms of any agreement under which the Collection Deposit Account shall have been established with the Sub-Agent, the Grantor and the Sub-Agent agree not to terminate such Collection Deposit Account for any reason (including the failure of the Grantor to pay such fees) for so long as this Agreement shall remain in effect (it being understood that the foregoing shall not be construed to prohibit the resignation of the Sub-Agent in accordance with paragraph 9 below). Neither the Collateral Agent nor the Secured Parties shall have any liability for the payment of any such fees. The Sub-Agent may perform any of its duties hereunder by or through its agents, officers or employees.

         8. The Sub-Agent hereby represents and warrants that (a) it is a banking corporation duly organized, validly existing and in good standing under the laws of [ ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (b) the execution, delivery and performance of this Agreement by the Sub-Agent have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Sub-Agent and constitutes a valid and binding obligation of the Sub-Agent enforceable in accordance with its terms.

         9. The Sub-Agent may resign at any time as Sub-Agent hereunder by delivery to the Collateral Agent of written notice of resignation not less than thirty days prior to the effective date of such resignation. The Sub-Agent may be removed by the Collateral Agent at any time, with or without cause, by written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) of removal delivered to the Sub-Agent. Upon receipt of such notice of removal, or delivery of such notice of resignation, the Sub-Agent shall (subject to the Sub-Agent's right to request that the Collateral Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate documentation), promptly transmit or deliver to the Collateral Agent at the office specified in paragraph 12 (or such other office as the Collateral Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (provided that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal), (b) all checks, drafts and other instruments for the payment of money received in the Accounts and in the possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and (c) any checks, drafts and other instruments for the payment of money received in the Accounts by the Sub-Agent after such notice, in whatever form received.

         10. The Grantor consents to the appointment of the Sub-Agent and agrees that the Sub-Agent shall incur no liability to the Grantor as a result of any action taken pursuant to an instruction given by the Collateral Agent in accordance with the provisions of this Agreement. The Grantor agrees to indemnify and defend the Sub-Agent against any loss, liability, claim or expense (including reasonable attorneys' fees) arising from the Sub-Agent's entry into this Agreement and actions taken hereunder, except to the extent resulting from the Sub-Agent's gross negligence or willful misconduct.

         11. The term of this Agreement shall extend from the date hereof until the earlier of (a) the date on which the Sub-Agent has been notified in writing by the Collateral Agent that the Sub-Agent has no further duties under this Agreement and (b) the date of termination specified in the notice of removal given by the Collateral Agent, or notice of resignation given by the Sub-Agent, as the case may be, pursuant to paragraph 9. The obligations of the Sub-Agent contained in the last sentence of paragraph 9 and in paragraph 15, and the obligations of the Grantor contained in paragraphs 7 and 10, shall survive the termination of this Agreement.

         12. All notices and communications hereunder shall be in writing and shall be delivered by hand or by courier service, mailed by certified or registered mail or sent by telecopy (except where telephonic instructions or notices are authorized herein) and shall be effective on the day on which received (a) in the case of the Collateral Agent, to The Chase Manhattan Bank,
[       ], Attention of [           ], and (b) in the
case of the Sub-Agent, addressed to [ ], Attention of [ ]. For purposes of this Agreement, any officer of the Collateral Agent shall be authorized to act, and to give instructions and notices, on behalf of the Collateral Agent hereunder.

         13. The Sub-Agent will not assign or transfer any of its rights or obligations hereunder (other than to the Collateral Agent) without the prior written consent of the other parties hereto, and any such attempted assignment or transfer shall be void.

         14. Except as provided in paragraph 5 above, this Agreement may be amended only by a written instrument executed by the Collateral Agent, the Sub-Agent and the Grantor, acting by their duly authorized representative officers.

         15. Except as otherwise provided in the Credit Agreement with respect to rights of set off available to the Sub-Agent in its capacity as a Lender (if and so long as the Sub-Agent is a Lender thereunder), the Sub-Agent hereby irrevocably waives any right to set off against, or otherwise deduct from, any funds held in the Collection Deposit Account and all items (and Proceeds thereof) that come into its possession in connection with the Collection Deposit Account any indebtedness or other claim owed by the Grantor or any affiliate thereof to the Sub-Agent; provided, however, that this paragraph shall not limit the ability of the Sub-Agent to, and the Sub-Agent may, (a) exercise any right to set off against, or otherwise deduct from, any such funds to the extent necessary for the Sub-Agent to collect any fees owed to it by the Grantor in connection with the Collection Deposit Account, (b) charge back and net against the Collection Deposit Account any returned or dishonored items or other adjustments in accordance with the Sub-Agent's usual practices and (c)
(i) establish the reserves contemplated in paragraph 4 in respect of unpaid fees and amounts which may be subject to collection and (ii) transfer funds in respect of such reserves from the Collection Deposit Account to the separate deposit account with the Sub-Agent as contemplated in paragraph 4.

         16. This Agreement shall inure to the benefit of and be binding upon the Collateral Agent, the Sub-Agent, the Grantor and their respective permitted successors and assigns.

         17. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         18.  EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF [          ] GOVERN
THE COLLECTION DEPOSIT ACCOUNT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         19. The Sub-Agent shall be an independent contractor. This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

         20. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         21. The Sub-Agent acknowledges that all the security interests granted pursuant to the Security Agreement are subject to the Intercreditor Agreement attached hereto as Exhibit A. Notwithstanding anything to the contrary contained herein, the rights, duties and obligations of the Sub-Agent are subject to the provisions of the Intercreditor Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                          [Name of Grantor],

                          by
                                -------------------------
                                Name:
                                Title:


                          THE CHASE MANHATTAN BANK, as
                          Administrative Agent and as Collateral Agent,

                          by
                                -------------------------
                                Name:
                                Title:


                          [Sub-Agent],


                          by
                                -------------------------
                                Name:
                                Title:

                                                                  Annex 2 to the
                                                              Security Agreement

                                   [Form Of]
                             PERFECTION CERTIFICATE


         Reference is made to (a) the Credit Agreement dated as of December
[ ], 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hechinger Investment Company of Delaware, Inc., a Delaware corporation (the "Borrower"), Centers Holdings, Inc., a Delaware corporation, BSQ Acquisition, Inc., a Delaware corporation, BSQ Transferee Corp., a Delaware corporation, Hechinger Company, a Delaware corporation, Hechinger Stores Company, a Delaware corporation, Hechinger Stores East Coast Company, a Delaware corporation, the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and as collateral agent (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents") for the Lenders, (b) the Parent Guarantee Agreement dated
as of December [   ], 1998 (as amended, supplemented or otherwise modified from time to time), among the Guarantors (as defined therein) and the Agents and (c)
the Subsidiary Guarantee Agreement dated as of December [   ], 1998 (as
amended, supplemented or otherwise modified from time to time), among the Subsidiary Guarantors (as defined therein) and the Agents. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

         The undersigned, a Financial Officer and a Legal Officer, respectively, of the Borrower, hereby certify to the Agents and each other Secured Party as follows:

         1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

         (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

         (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

         (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

         (e) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

         2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor      Mailing Address               County           State



         (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor      Mailing Address               County           State



         (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor            Mailing Address          County                        State



         (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor            Mailing Address          County                        State



         (e) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor            Mailing Address          County                        State



         3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

         4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.16 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

         5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

         6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

         7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

         8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on Schedule 8 is each equity Investment of the Borrower and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

         9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by the Borrower and each Subsidiary and all intercompany notes between the Borrower and each Subsidiary of the Borrower and between each Subsidiary of the Borrower and each other such Subsidiary.

         10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

         11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

         IN WITNESS WHEREOF, the undersigned have duly executed this
certificate on this [  ] day of [    ].


                               HECHINGER INVESTMENT COMPANY OF DELAWARE, INC.,


                                 by

                                     -------------------------------------
                                     Name:
                                     Title:[Financial Officer]


                                 by

                                     -------------------------------------
                                     Name:
                                     Title: [Legal Officer]

                                                                  Annex 3 to the
                                                              Security Agreement


                  SUPPLEMENT NO. __ dated as of                           , to
              the Security Agreement dated as of December 31, 1998, among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on Schedule I thereto (each of Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores and each such other Subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined herein).

         A. Reference is made to (a) the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders") and (iv) the Agent, (b) the Parent Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Parent Guarantors and the Agent, (c) the Subsidiary Guarantee Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time), among the Guarantors listed on schedule I hereto and the Agent, (d) the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the lenders from time to time party thereto (the "Existing Lenders"), Chase, as administrative agent, collateral agent, issuing bank and swingline lender thereunder, BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as documentation agent and as borrowing base audit agent thereunder, and CITICORP USA, INC., a Delaware corporation ("Citicorp USA" and, together with Chase and BABC, each solely in its capacity as an agent under the Existing Credit Agreement, the "Senior Agents"), as syndication agent thereunder, and (e) the Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, Holdings, the Subsidiary Loan Parties, the Senior Agents, the Agent, Green Equity Investors II, L.P. and Kmart Corporation.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.16 of the Security Agreement provides that additional Borrower Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Borrower Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Agent and the New Grantor agree as follows:

         SECTION 1. In accordance with Section 7.16 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

         SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

         SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Grantor and the Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                               [Name Of New Grantor],

                                 by

                                  --------------------------------------------
                                  Name:
                                  Title:
                                  Address:




                               THE CHASE MANHATTAN BANK, as Administrative
                               Agent and as  Collateral Agent,

                                 by

                                  --------------------------------------------
                                  Name:
                                  Title:

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                                              Security Agreement



                             LOCATION OF COLLATERAL



Description                               Location

                                                                       EXHIBIT I

                             CENTERS HOLDINGS, INC.
                       FORM OF BORROWING BASE CERTIFICATE


As of the period ended:
                       ------------------

------------------------------------------------------------------------------------------------------------- ------------------
Inventory Value per SMO Report                                                                                ________________
------------------------------------------------------------------------------------------------------------- ------------------
Add back: negative inventory balance (at cost) included in SMO Report as result of special orders             ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Sub-total                                                                                         ________________
------------------------------------------------------------------------------------------------------------- ------------------
Less ineligibles:
------------------------------------------------------------------------------------------------------------- ------------------
            Consigned inventory                                                                               ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Inventory located at third parties (locations not owned or leased with no landlord waiver)        ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Inventory located at pool-points operated by third parties                                        ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Damaged and defective store inventory                                                             ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Goods returned or rejected by customers                                                           ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Goods to be returned to vendors                                                                   ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Inventory subject to layaway purchase agreements                                                  ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Inventory not located in United States or located in Puerto Rico                                  ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Live plants and other perishable items                                                            ________________
------------------------------------------------------------------------------------------------------------- ------------------
            GOB or similar inventory                                                                          ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Not solely owned or without good and valid title                                                  ________________
------------------------------------------------------------------------------------------------------------- ------------------
            No perfected first priority lien                                                                  ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Other (in order to comply with terms of Credit Agreement)                                         ________________
------------------------------------------------------------------------------------------------------------- ------------------
Total ineligibles                                                                                             ________________
------------------------------------------------------------------------------------------------------------- ------------------
Eligible Inventory                                                                                            ________________
------------------------------------------------------------------------------------------------------------- ------------------
Less reserves:
------------------------------------------------------------------------------------------------------------- ------------------
            Shrink Reserve                                                                                    ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Discontinued Inventory and Aged Goods Reserve                                                     ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Excess Inventory, Slow-Moving, and Markdown Reserve                                               ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Other (in order to comply with terms of Credit Agreement)                                         ________________
------------------------------------------------------------------------------------------------------------- ------------------
Total reserves                                                                                                ________________
------------------------------------------------------------------------------------------------------------- ------------------

------------------------------------------------------------------------------------------------------------- ------------------
Eligible Inventory Minus Reserves                                                                             ________________
------------------------------------------------------------------------------------------------------------- ------------------
Advance rate                                                                                                  ________________
------------------------------------------------------------------------------------------------------------- ------------------
Available inventory prior to Gift Certificate and Special Order Deposit Liabilities                           ________________
------------------------------------------------------------------------------------------------------------- ------------------
Less:
------------------------------------------------------------------------------------------------------------- ------------------
            Gift Certificate Liability                                                                        ________________
------------------------------------------------------------------------------------------------------------- ------------------
            Special Order Deposit Liability - calculated per Schedule A to Exhibit I                          ________________
------------------------------------------------------------------------------------------------------------- ------------------
Borrowing Base                                                                                                ________________
------------------------------------------------------------------------------------------------------------- ------------------

Pursuant to the Credit Agreement dated December __, 1998, the undersigned certifies that the information provided in this certificate to BankAmerica Business Credit, Inc. as Borrowing Base Audit Agent, is complete and accurate based on the accounting records of Centers Holdings, Inc.


-------------------------------
Title:

                                                                       EXHIBIT J
                                                                  CONFORMED COPY



                                                INTERCREDITOR AGREEMENT dated as
                                    of December 31, 1998, among (a) HECHINGER
                                    INVESTMENT COMPANY OF DELAWARE, INC., as
                                    Borrower (such term and each other term not defined in this introductory statement having the meaning assigned thereto in
                                    Article I), (b) CENTERS HOLDINGS, INC., BSQ
                                    ACQUISITION, INC., BSQ TRANSFEREE CORP.,
                                    HECHINGER COMPANY, HECHINGER STORES COMPANY,
                                    HECHINGER STORES EAST COAST COMPANY, the other Holdings Subsidiary Guarantors and the Subsidiary Guarantors, as Guarantors, (c) THE CHASE MANHATTAN BANK, as Senior Agent for the Senior Lenders and as Junior Agent for the Junior Lenders, (d) BANKAMERICA BUSINESS CREDIT, INC., and CITICORP USA, INC., each as an Additional Agent, and (e) GREEN EQUITY INVESTORS II, L.P. and KMART CORPORATION, each as a CE Party.


            The parties hereto have entered into this Agreement providing for the subordination of the Junior Obligations to the Senior Obligations and for certain rights and obligations with respect to the Collateral in order (a) to induce each of the Senior Lenders to, among other things, (i) approve certain amendments to the Senior Credit Agreement, (ii) approve the incurrence by the Borrower and the Guarantors of Indebtedness pursuant to the Junior Credit Agreement and the other Junior Loan Documents and the granting of the Junior Security Interest and (iii) continue to extend credit to the Borrower pursuant to the Senior Credit Agreement and (b) to induce each of the Junior Lenders to, among other things, extend credit to the Borrower pursuant to the Junior Credit Agreement. In extending credit to the Borrower and in entering into this Agreement, each of the Senior Secured Parties and each of the Junior Secured Parties is mutually relying on the undertakings of each of the Junior Secured Parties and each of the Senior Secured Parties, respectively, as set forth herein.

            Each Grantor acknowledges that it will derive substantial economic benefit from the making of loans to, and the issuance of letters of credit on behalf of, the Borrower pursuant to the Senior Credit Agreement and the Junior Credit Agreement. As consideration therefor and in order to induce the Senior Lenders and the Junior Lenders to make loans and the Issuing Bank to issue letters of credit pursuant to the Senior Credit Agreement and the Junior Credit Agreement, each Grantor is willing to execute this Agreement.

            Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

            SECTION 1.01. Defined Terms. (a) Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Senior Loan Documents or, if not defined in the Senior Loan Documents or the context otherwise requires, in the Junior Loan Documents.

            (b) As used in this Agreement, the following terms have the meanings specified below:

            "Additional Agents" means collectively BankAmerica Business Credit, Inc., as documentation agent and as borrowing base audit agent for the Senior Lenders under the Senior Credit Agreement, and Citicorp USA, Inc., as syndication agent for the Senior Lenders under the Senior Credit Agreement.

            "Bankruptcy Code" shall have the meaning assigned to such term in
Section 4.01(g).

            "Borrower" means Hechinger Investment Company of Delaware, Inc., a Delaware corporation.

            "CE Agreements" means collectively the GEI II Credit Enhancement Agreement and the Kmart Credit Enhancement Agreement.

            "CE Parties" means collectively Kmart and GEI II.

            "Chase" means The Chase Manhattan Bank, a New York banking corporation.

            "Collateral" means the Security Agreement Collateral and the Pledge Agreement Collateral unless expressly provided otherwise.

            "Designated Event of Default" means (a) any Event of Default described in paragraphs (a) or (b) of Article VII of the Senior Credit Agreement, (b) pursuant to Article VII of the Senior Credit Agreement, the termination by the Senior Administrative Agent of the Commitments and the declaration by the Senior Administrative Agent that the Senior Revolving Loans outstanding are immediately due and payable in whole, (c) any Event of Default described in paragraphs (a) or (b) of Article VII of the Junior Credit Agreement or (d) pursuant to Article VII of the Junior Credit Agreement, the termination of the Supplemental Facility (as described in the Senior Credit Agreement) and the declaration that the Junior Revolving Loans then outstanding are immediately due and payable in whole.

            "Event of Default Blockage Period" has the meaning assigned to such term in Section 2.03.

            "GEI II" means Green Equity Investors II, L.P., an investment fund controlled by an Affiliate of LG&P.

            "GEI II Credit Enhancement Agreement" means the Loan Purchase Agreement dated as of December 31, 1998, among GEI II, the Borrower, the Junior Lenders and the Junior Administrative Agent on behalf of the Junior Lenders.

            "Grantors" means the Borrower and the Guarantors.

            "Guarantors" means the Holdings Guarantors and the Subsidiary Guarantors.

            "Holdings Guarantors" means Centers Holdings, Inc., a Delaware corporation ("Holdings"), BSQ Acquisition, Inc., a Delaware corporation, BSQ Transferee Corp., a Delaware corporation, Hechinger Company, a Delaware corporation, Hechinger Stores Company, a Delaware corporation, Hechinger Stores East Coast Company, a Delaware corporation, and each other Subsidiary of Holdings listed on Schedule I to the Senior Parent Guarantee Agreement (each such Subsidiary, individually, a "Holdings Subsidiary Guarantor" and, collectively, the "Holdings Subsidiary Guarantors").

            "Junior Administrative Agent" means Chase solely in its capacity as administrative agent for the Junior Lenders under the Junior Credit Agreement and the other Junior Loan Documents to which Chase (and its successors and permitted assigns) is a party in its capacity as administrative agent for the Junior Lenders.

            "Junior Agent" means collectively the Junior Administrative Agent and Junior Collateral Agent.

            "Junior Borrower Obligations" means the Loans, LC Disbursements, other monetary obligations and other obligations of the Borrower arising under the Junior Credit Agreement or any other Junior Loan Document.

            "Junior Collateral Agent" means Chase solely in its capacity as collateral agent for the Junior Lenders under the Junior Credit Agreement and the other Junior Loan Documents to which Chase (and its successors and permitted assigns) is a party in its capacity as collateral agent for the Junior Lenders.

            "Junior Credit Agreement" means the Credit Agreement dated as of December 31, 1998, among the Borrower, the Holdings Guarantors party thereto, the several lenders from time to time parties thereto (in such capacity, the "Junior Lenders"), the Junior Agent and Chase, as issuing bank and swingline lender, as the same may be amended, supplemented or otherwise modified from time to time.

            "Junior Creditors" means the Junior Lenders and the other holders of Junior Borrower Obligations.

            "Junior Guarantee Agreements" means the Junior Parent Guarantee Agreement and the Junior Subsidiary Guarantee Agreement.

            "Junior Guarantor Obligations" means, with respect to a particular Guarantor, the guarantees, other monetary obligations and other obligations of such Guarantor arising under the Junior Credit Agreement, the Junior Guarantee Agreements, the Junior Security Documents or any other Junior Loan Document.

            "Junior Holder" means any beneficiary of Junior Guarantor
Obligations.

            "Junior Lenders" has the meaning assigned to such term in the definition of the term Junior Credit Agreement.

            "Junior Loan Documents" means the "Loan Documents" (as such term is defined in the Junior Credit Agreement).

            "Junior Obligations" means the Junior Borrower Obligations and the Guarantors' Junior Guarantor Obligations.

            "Junior Parent Guarantee Agreement" means the Parent Guarantee Agreement dated as of December 31, 1998, among the Borrower, the Holdings Guarantors and the Junior Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Junior Pledge Agreement" means the Pledge Agreement dated as of December 31, 1998, among the Borrower, the Holdings Guarantors party thereto, the Subsidiary Guarantors party thereto and the Junior Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Junior Revolving Borrowing" means a "Revolving Borrowing" (as such term is defined in the Junior Credit Agreement).

            "Junior Revolving Commitment" means, with respect to each Junior Lender, its "Revolving Commitment" (as such term is defined in the Junior Credit Agreement).

            "Junior Revolving Loan" means a "Revolving Loan" (as such term is defined in the Junior Credit Agreement).

            "Junior Secured Parties" means the Junior Lenders, the Junior Agent, the beneficiaries of each indemnification obligation undertaken by any Grantor under the Junior Credit Agreement, the Junior Guarantee Agreements, the Junior Security Documents or any other Junior Loan Document, and the successors and assigns of each of the foregoing.

            "Junior Security Agreement" means the Security Agreement dated as of December 31, 1998, among the Borrower, the Holdings Guarantors party thereto, the Subsidiary Guarantors party thereto and the Junior Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Junior Security Documents" means the Junior Security Agreement, the Junior Pledge Agreement and any other documents given after the date hereof for the purpose of providing collateral security or credit support for the loans made pursuant to the Junior Credit Agreement.

            "Junior Security Interest" means the second-priority security interest in the Collateral granted pursuant to the Junior Security Documents by the Grantors to the Junior Collateral Agent, for the ratable benefit of the Junior Secured Parties, to secure the payment and performance of the Junior Obligations.

            "Junior Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement dated as of December 31, 1998, among the Borrower, the Subsidiary Guarantors and the Junior Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Kmart" means Kmart Corporation, a Michigan corporation.

            "Kmart Credit Enhancement Agreement" means the Loan Purchase Agreement dated as of December 31, 1998, among Kmart, the Borrower, the Junior Lenders and the Junior Administrative Agent on behalf of the Junior Lenders.

            "LG&P" means Leonard Green & Partners, L.P., a Delaware limited partnership.

            "Participating Creditors" means the Senior Agent, the Additional Agents, the Senior Creditors, the Senior Holders, the Junior Agent, the Junior Creditors, the Junior Holders and each CE Party.

            "Pledge Agreement Collateral" means the "Collateral" (as such term is defined in the Senior Pledge Agreement).

            "Secured Parties" means Senior Secured Parties and the Junior Secured Parties.

            "Security Agreement Collateral" means the "Collateral" (as such term is defined in the Senior Security Agreement).

            "Senior Administrative Agent" means Chase solely in its capacity as administrative agent for the Senior Lenders under the Senior Credit Agreement and the other Senior Loan Documents to which Chase is a party in its capacity as administrative agent for the Senior Lenders.

            "Senior Agent" means collectively the Senior Administrative Agent and the Senior Collateral Agent.

            "Senior Borrower Obligations" means the Loans, LC Disbursements, other monetary obligations and other obligations of the Borrower arising under the Senior Credit Agreement or any other Senior Loan Document.

            "Senior Collateral Agent" means Chase solely in its capacity as collateral agent for the Senior Lenders under the Senior Credit Agreement and the other Senior Loan Documents to which Chase is a party in its capacity as collateral agent for the Senior Lenders.

            "Senior Credit Agreement" means the Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998, among the Borrower, the Holdings Guarantors party thereto, the several lenders from time to time parties thereto (in such capacity, the "Senior Lenders"), the Senior Agent and Chase, as issuing bank and swingline lender, and the Additional Agents, as the same may be amended, supplemented or otherwise modified from time to time.

            "Senior Creditors" means the Senior Lenders and the other holders of Senior Borrower Obligations.

            "Senior Guarantee Agreements" means the Senior Parent Guarantee Agreement and the Senior Subsidiary Guarantee Agreement.

            "Senior Guarantor Obligations" means, with respect to a particular Guarantor, the guarantees, other monetary obligations and other obligations of such Guarantor arising under the Senior Credit Agreement, the Senior Guarantee Agreements, the Senior Security Documents or any other Senior Loan Document.

            "Senior Holder" means any beneficiary of Senior Guarantor
Obligations.

            "Senior Lenders" means the "Lenders" (as such term is defined in the Senior Credit Agreement).

            "Senior Loan Documents" means the "Loan Documents" (as such term is defined in the Senior Credit Agreement).

            "Senior Obligations" means the Senior Borrower Obligations and the Guarantors' Senior Guarantor Obligations.

            "Senior Parent Guarantee Agreement" means the Parent Guarantee Agreement dated as of September 26, 1997, among the Borrower, the Holdings Guarantors, the Senior Agent and the Additional Agents, as the same may be amended, supplemented or otherwise modified from time to time.

            "Senior Pledge Agreement" means the Pledge Agreement dated as of September 26, 1997, among the Borrower, the Holdings Guarantors party thereto, the Subsidiary Guarantors party thereto and the Senior Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Senior Revolving Borrowing" means a "Revolving Borrowing" (as such term is defined in the Senior Credit Agreement).

            "Senior Revolving Loan" means a "Revolving Loan" (as such term is defined in the Senior Credit Agreement).

            "Senior Secured Parties" means the Senior Lenders, the Senior Agent, the Additional Agents, the beneficiaries of each indemnification obligation undertaken by any Grantor under the Senior Credit Agreement, the Senior Parent Guarantee Agreement, the Senior Subsidiary Guarantee Agreement, the Senior Security Documents or any other Senior Loan Document, and the successors and assigns of each of the foregoing.

            "Senior Security Agreement" means the Security Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998, among the Borrower, the Holdings Guarantors party thereto, the Subsidiary Guarantors party thereto and the Senior Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Senior Security Documents" means the Senior Security Agreement, the Senior Pledge Agreement and any other documents given after the date hereof for the purpose of providing collateral security or credit support for the loans made and letters of credit issued pursuant to the Senior Credit Agreement.

            "Senior Security Interest" means the first-priority security interests in the Collateral granted pursuant to the Senior Security Agreement by the Grantors to the Senior Collateral Agent, for the ratable benefit of the Senior Secured Parties to secure the payment and performance of the Senior Obligations.

            "Senior Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement dated as of September 26, 1997, among the Borrower, the Subsidiary Guarantors, the Senior Agent and the Additional Agents, as the same may be amended, supplemented or otherwise modified from time to time.

            "Senior Swingline Loan" means the "Swingline Loan" (as such term is defined in the Senior Credit Agreement).

            "Specified Event of Default" means (a) any Event of Default described in paragraphs (a), (b), (h) or (i) of Article VII of the Senior Credit Agreement, (b) pursuant to Article VII of the Senior Credit Agreement, the termination by the Senior Administrative Agent of the Commitments and the declaration by the Senior Administrative Agent that the Senior Revolving Loans then outstanding are immediately due and payable in whole, (c) any Event of Default described in paragraphs (a), (b), (h) or (i) of Article VII of the Junior Credit Agreement or (d) pursuant to Article VII of the Junior Credit Agreement, the termination of the Supplemental Facility (as defined in the Senior Credit Agreement) and the declaration that the Junior Revolving Loans then outstanding are immediately due and payable in whole.

            "Specified Lenders" has the meaning assigned to such term in Section 5.06(c)(iii).

            "Subsidiary Guarantors" means each Subsidiary of the Borrower listed on Schedule I to the Senior Subsidiary Guarantee Agreement.

            SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.


                                   ARTICLE II

                  Subordination of Junior Borrower Obligations

            SECTION 2.01. Agreement To Subordinate. The Borrower agrees, and each Junior Creditor by becoming a party to the Junior Credit Agreement or any other Junior Loan Document or accepting the benefits of the Junior Borrower Obligations arising thereunder agrees, that the Junior Borrower Obligations are expressly subordinated in right of payment, to the extent and in the manner provided in this Article II, to the prior payment in full in cash of all Senior Borrower Obligations, and that such subordination is for the benefit of and enforceable by the Senior Creditors.

            SECTION 2.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Borrower to creditors of the Borrower upon a total or partial liquidation or a total or partial dissolution of the Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower and its property:

            (a) holders of Senior Borrower Obligations shall be entitled to receive payment in full in cash of such Senior Borrower Obligations or provisions satisfactory to the holders of such Senior Borrower Obligations shall be made for such payment before any Junior Creditor shall be entitled to receive any payment of principal or interest with respect to any Junior Borrower Obligations; and

            (b) until the Senior Borrower Obligations are paid in full in cash any distribution to which a Junior Creditor would be entitled but for this
      Article II shall be made to holders of Senior Borrower Obligations as their interests may appear, except that a Junior Creditor may receive interest that may continue to accrue and be added to the principal amount of such Junior Obligations.

            SECTION 2.03. Designated Event of Default in Respect of the Senior Obligations. (a) Upon the occurrence and during the continuance of a Designated Event of Default, the Borrower may not pay principal of or interest on its Junior Borrower Obligations or acquire or redeem Junior Borrower Obligations for cash, property or securities (other than interest that is added to the principal amount of such Junior Borrower Obligations) unless and until such Designated Event of Default shall have been cured, waived or rescinded in writing or shall have ceased to exist or such Senior Borrower Obligations shall have been discharged in accordance with their terms or the holders of such Senior Borrower Obligations shall have waived in writing the benefit of this sentence, after which the Borrower shall resume making any and all required payments in respect of its Junior Obligations including any missed payments (such period during which such payments and acquisitions and redemptions are prohibited being hereinafter referred to as a "Designated Event of Default Blockage Period"). The Borrower agrees to give each Junior Creditor prompt written notice of the occurrence of a Designated Event of Default Blockage Period, provided that the failure to furnish such notice shall not in any way limit or adversely affect the rights of the holders of Senior Borrower Obligations with respect to such Designated Event of Default Blockage Period or otherwise.

            SECTION 2.04. When Distribution Must Be Paid Over. If any payment or distribution is made to Junior Creditors that pursuant to this Article II should not have been made to them, such Junior Creditors shall hold such payment or distribution in trust for holders of Senior Borrower Obligations and pay it over to them as their interests may appear.

            SECTION 2.05. Subrogation. Subject to the prior payment in full in cash of all Senior Borrower Obligations and until the Junior Obligations of the Borrower are paid in full, Junior Creditors shall be subrogated to the rights of holders of Senior Borrower Obligations to receive the payments or distributions applicable to such Senior Borrower Obligations. Any payment or distribution made under this Article II to holders of Senior Borrower Obligations that otherwise would have been made to Junior Creditors except for the provisions of this
Article II shall, as between the Borrower, its creditors (other than the holders of such Senior Borrower Obligations) and Junior Creditors, be deemed to be a payment by the Borrower to or on account of such Senior Borrower Obligations, and no payments or distributions to Junior Creditors of cash, property or securities by virtue of the subrogation herein provided shall, as between the Borrower, its creditors (other than the holders of such Senior Borrower Obligations) and Junior Creditors, be deemed to be a payment to or on account of the Junior Borrower Obligations, it being understood that the provisions of this
Article II are and are intended solely for the purpose of defining the relative rights of Junior Creditors on the one hand and the holders of Senior Borrower Obligations on the other.

            SECTION 2.06. Relative Rights. This Article II defines the relative rights of Junior Creditors and holders of Senior Borrower Obligations. Nothing herein shall:

            (a) impair, as between the Borrower and Junior Creditors, the obligations of the Borrower, which are absolute and unconditional, to pay principal of and interest on the Junior Borrower Obligations in accordance with their terms (provided, however, that this provision is not intended to limit the restrictions on payments on such Junior Borrower Obligations set forth in Section 2.03); or

            (b) prevent any Junior Creditor or the Junior Agent from exercising its available remedies upon an Event of Default under the Junior Credit Agreement, subject to the rights of holders of Senior Borrower Obligations to receive distributions otherwise payable to Junior Creditors (provided, however, that this provision is not intended to limit the provisions of
      Section 4.02).

            SECTION 2.07. Subordination May Not Be Impaired by the Borrower. No right of a holder of Senior Borrower Obligations to enforce the subordination of the Junior Borrower Obligations shall be impaired by any act or failure to act by the Borrower or by its failure to comply with the terms and conditions of the Junior Credit Agreement or the other Junior Loan Documents.

            SECTION 2.08. Reinstatement. If, at any time, all or part of any payment previously made by the Borrower or any other Person with respect to Senior

Borrower Obligations is rescinded for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower or such other Person), the subordination provisions set forth in this Article II shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

            SECTION 2.09. Non-Impairment. Each Junior Creditor agrees (and consents) that, without notice to or assent by it, and without affecting the liabilities and obligations of the Borrower and the rights and benefits of the holders of the Senior Borrower Obligations set forth in this Article II:

            (a) the obligations and liabilities of the Borrower and any other party or parties for or upon the Senior Borrower Obligations may, from time to time, be increased (but not above $600,000,000 in aggregate principal amount), renewed, refinanced, extended, modified, amended, restated, compromised, supplemented, terminated, waived or released;

            (b) the holders of Senior Borrower Obligations, and any representative or representatives acting on behalf thereof, including the Senior Agent, may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to such Senior Borrower Obligations; and

            (c) any balance or balances of funds at any time outstanding to the credit of the Borrower with any holder of Senior Borrower Obligations may, from time to time, in whole or in part, be surrendered or released, all as the holders of any Senior Borrower Obligations, or any representative or representatives acting on behalf thereof, including any Senior Agent, may deem advisable, and all without impairing, abridging, diminishing, releasing or affecting the subordination of the Junior Borrower Obligations to such Senior Obligations.

            SECTION 2.10. No Modification. The provisions of this Article II and the definitions used herein are for the benefit of the holders from time to time of Senior Borrower Obligations and, so long as any such Senior Obligations or any commitments with respect thereto remain outstanding, such provisions and definitions may not be modified, rescinded or canceled in whole or in part, provided that the provisions of this Article II and such definitions may be modified, amended or supplemented in accordance with Section 5.04, provided the prior written consent has been obtained of (i) the holders of more than 50% of the principal amount of such Senior Obligations (taken together as one class),
(ii) Senior Lenders holding more than 50% of the Senior Loans and commitments outstanding under the Senior Credit Agreement and (iii) the Senior Administrative Agent.

            SECTION 2.11. Waivers; Reliance by Holders of Senior Obligations. To the extent permitted by applicable law, the Borrower and each Junior Creditor hereby waive (a) notice of acceptance hereof by the holders of the Senior Borrower Obligations and (b) all diligence in the collection or protection of or realization upon such Senior Borrower Obligations. Each of the Junior Creditors by accepting the Junior Borrower Obligations acknowledges and agrees that the subordination provisions in this Article II are, and are intended to be, an inducement and a consideration to each holder of any Senior Borrower Obligations, whether such Senior Borrower Obligations were created or acquired before or after the issuance of the Junior Borrower Obligations, to acquire and continue to hold, or to continue to hold, such Senior Borrower Obligations and such holder of Senior Borrower Obligations shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Borrower Obligations.

            SECTION 2.12. Enforcement of Rights. The Borrower and Junior Creditors hereby expressly agree that the holders of Senior Obligations may enforce any and all rights derived herein by suit, either in equity or at law, for specific performance of any agreement contained in this Article II or for judgment at law and any other relief whatsoever appropriate to such action or procedure.

            SECTION 2.13. Proofs of Claim. If, while any Senior Borrower Obligation is outstanding, any Specified Event of Default occurs and is continuing, the Junior Creditors shall, to the extent permitted by applicable law, duly and promptly take such action as the Senior Agent may reasonably request to collect any payment hereunder to which the holders of Senior Borrower Obligations may be entitled hereunder and to file appropriate claims or proofs of claim in respect thereof. Upon the failure of any Junior Creditor to take any such action, the Senior Agent is hereby irrevocably authorized and empowered (in its own name or otherwise and to the extent permitted by applicable law), but shall have no obligation, to file claims and proofs of claim with respect thereof and each Junior Creditor hereby appoints the Senior Agent as attorney-in-fact for such Junior Creditor to take any and all such actions; provided, however, that the Senior Agent shall only be permitted to file such proofs of claim upon notice to such Junior Creditor and to the extent that such Junior Creditor has failed to make such filings by the date that is ten (10) days prior to the last date on which such Junior Creditor is permitted to make such filings as a matter of law under the Bankruptcy Code.

            SECTION 2.14. Rights of Junior Agent. (a) Notwithstanding Section 2.03, the Junior Agent may continue to make payments on the Junior Borrower Obligations and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, the Junior Agent receives notice satisfactory to it that payments may not be made under this Article II. Only the Borrower or the Senior Agent may give such a notice to the Junior Agent.

            (b) The Junior Agent in its individual or any other capacity may hold Senior Borrower Obligations with the same rights it would have if it were not the Junior Agent. The Junior Agent shall be entitled to all the rights set forth in this Article II with respect to any such Senior Borrower Obligations that may at any time be held by it, to the same extent as any other holder of such Senior Obligations, and nothing in the Junior Credit Agreement or this Agreement shall deprive the Junior Agent of its rights as such holder. Nothing in this Article II shall apply to claims of, or payments to, the Junior Agent under or pursuant to Article VIII of the Junior Credit Agreement.

            SECTION 2.15. Distribution or Notice to Senior Agent. Whenever a distribution is to be made or a notice given to the holders of Senior Borrower Obligations, the distribution may be made to the Senior Administrative Agent and the notice given to the Senior Agent.

            SECTION 2.16. Article II Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to the Junior Borrower Obligations by reason of any provision in this Article II shall not be construed as preventing the occurrence of a default under the Junior Credit Agreement or any other Junior Loan Document. Nothing in this Article II shall have any effect on the right of the Junior Creditors or the Junior Agent to accelerate the maturity of such Junior Borrower Obligations.

            SECTION 2.17. Junior Agent To Effectuate Subordination. Each Junior Creditor by accepting Junior Borrower Obligations authorizes and directs the Junior Agent on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Junior Creditors and the holders of Senior Borrower Obligations as provided in this
Article II and appoints the Junior Agent as attorney-in-fact for any and all such purposes.

            SECTION 2.18. Junior Agent Not Fiduciary for Holders of Senior Obligations. The Junior Agent shall not be deemed to owe any fiduciary duty to the holders of Senior Borrower Obligations and shall not be liable to any such holders if it shall mistakenly pay over or distribute to a Junior Creditor or the Borrower or any other Person, money or assets to which any holders of Senior Borrower Obligations shall be entitled by virtue of this Article II or otherwise.

            SECTION 2.19. Junior Agent's Compensation Not Prejudiced. Nothing in this Article II shall apply to amounts due to the Junior Agent pursuant to the Junior Credit Agreement or any other Junior Loan Document.


                                   ARTICLE III

                  Subordination of Junior Guarantor Obligations

            Each of the Guarantors agrees, and each Junior Holder by becoming a party to the Junior Credit Agreement or any other Junior Loan Document or accepting the benefits of the Junior Guarantor Obligations arising thereunder agrees, that the obligations of each Guarantor to the Junior Holders pursuant to the Junior Guarantee Agreements are expressly subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Obligations of such Guarantor, to the same extent as and in the manner provided in Article II hereof with respect to the subordination of the Junior Borrower Obligations to the prior payment in full of all Senior Borrower Obligations, and that such subordination is for the benefit of and enforceable by the Senior Holders. For purposes of this Article III, each Guarantor shall have the same rights and be subject to the same duties and obligations as the Borrower pursuant to said
Article II. For purposes of this Article III, Senior Borrower Obligations shall have the meaning set forth in Article I but substituting such Guarantor, as the case may be, for the Borrower and shall include any guarantee by such Guarantor, as the case may be, of Senior Borrower Obligations. It is further understood and agreed that during any Designated Event of Default Blockage Period no payments in respect of any Junior Obligations may be made by any Guarantor.


                                   ARTICLE IV

                              Rights in Collateral

            SECTION 4.01. Perfection and Priority of Security Interests. (a) Any and all security interests, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Junior Secured Parties with respect to the Collateral are expressly junior in priority, operation and effect to any and all security interests, assignments, pledges and other secured claims, liens, charges or encumbrances now existing or hereafter created or arising in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties with respect to the Collateral, notwithstanding anything to the contrary contained in any agreement or filing to which the Junior Agent or any Junior Secured Party may now or hereafter be a party, and irrespective of the time, order or method of attachment or perfection of any financing statements or other security interests, assignments, pledges and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing.

            (b) The Junior Agent, on behalf of itself and the other Junior Secured Parties, acknowledges that the Senior Obligations represent indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Obligations may be modified, extended, amended, restated, compromised, supplemented, terminated, waived or released from time to time, and the aggregate amount of the Senior Obligations may be increased, renewed, replaced or refinanced, all without notice to or consent by the Junior Secured Parties and without affecting the provisions hereof, provided that no such modification, extension or amendment shall be effective for purposes of this Agreement if it increases the principal amount of the loans outstanding under the Senior Credit Agreement to an amount in excess of $600,000,000. The lien priorities provided in this Section 4.01 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, replacement, renewal, restatement or refinancing of either the Senior Obligations or the Junior Obligations, or any portion thereof, nor by any action that the Senior Secured Parties or the Junior Secured Parties may take or fail to take in respect of the Collateral.

            (c) For purposes of perfecting the Junior Security Interest in the Collateral and the proceeds thereof, the Grantors and the Senior Agent hereby acknowledge that each Grantor will file such UCC-1 financing statements covering the Collateral as it shall deem appropriate, naming the Borrower (or one or more Guarantors) as debtor, and the Junior Agents, on behalf of the Junior Secured Parties, as secured party. Each of the Junior Agent and the Junior Secured Parties agrees that all UCC-1 Financing Statements filed by or on behalf of Junior Secured Parties shall be in form satisfactory to the Senior Agent and shall contain the following notation: "The interest of the Secured Party in the collateral described herein is junior and subordinate to the interests of The Chase Manhattan Bank and its successors and assigns, as agent, and the Lenders party to that certain Credit Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time) with Hechinger Investment Company of Delaware, Inc. pursuant to that certain Intercreditor Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time)."

            (d) It is acknowledged that (i) pursuant to the Junior Security Agreement, the Grantors have granted to the Junior Agent for the benefit of the Junior Secured Parties a second-priority security interest in the Collection Deposit Accounts, (ii) the Collection Deposit Accounts are maintained with the Senior Collateral Agent or with a Sub-Agent under the dominion and control of the Senior Collateral Agent in accordance with the terms of the Depository Agreements and (iii) pursuant to the Senior Security Agreement, the Grantors have granted to the Senior Collateral Agent for the benefit of the Senior Secured Parties a first-priority security interest in the Collection Deposit Accounts. Subject to the provisions of this Article IV, the Senior Collateral Agent shall maintain sole dominion and control over the Collection Deposit Accounts for the benefit of the Junior Secured Parties in addition to the Senior Secured Parties. Notwithstanding any provision to the contrary in this Section 4.01(d), the Senior Collateral Agent shall continue to have a first-priority security interest in the Collection Deposit Accounts for the benefit of the Senior Secured Parties. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the Senior Collateral Agent have, or be deemed to have, any fiduciary duty or any other duty (other than as expressly set forth in paragraph (f) below) to any Junior Secured Party or the Junior Agent with respect to actions it takes or is permitted to take hereunder with respect to the Collection Accounts.

            (e) It is acknowledged that (i) pursuant to the Junior Pledge Agreement, the Borrower, the Holdings Guarantors party thereto and the Subsidiary Guarantors party thereto have granted to the Junior Agent for the benefit of the Junior Secured Parties a second-priority security interest in the Pledge Agreement Collateral, (ii) to the extent necessary to perfect a security interest under the Uniform Commercial Code, the Pledge Agreement Collateral is in the possession of the Senior Collateral Agreement in accordance with the terms of the Senior Pledge Agreement and (iii) the Borrower, the Holdings Guarantors party to the Senior Pledge Agreement and the Subsidiary Guarantors party to the Senior Pledge Agreement have granted to the Senior Collateral Agent for the benefit of the Senior

Secured Parties a first-priority security interest in the Pledge Agreement Collateral. Subject to the provisions of this Article IV, the Senior Collateral Agent shall maintain possession, to the extent reasonably possible, of the Pledge Agreement Collateral for the benefit of the Junior Secured Parties in addition to the Senior Secured Parties. Notwithstanding any provision to the contrary in this Section 4.01(e), the Senior Collateral Agent shall continue to have a first-priority security interest in the Pledge Agreement Collateral for the benefit of the Senior Secured Parties. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the Senior Collateral Agent have, or be deemed to have, any fiduciary duty or any other duty (other than as expressly set forth in paragraph (f) below) to any Junior Secured Party or the Junior Agent with respect to actions it takes or is permitted to take hereunder with respect to the Pledge Agreement Collateral.

            (f) The Junior Agent, on behalf of itself and the other Junior Secured Parties, acknowledges and agrees with the Senior Secured Parties that the arrangements described in paragraphs (a), (b), (c), (d) and (e) above are solely for the purpose of providing the Junior Secured Parties with a perfected Junior Security Interest in the Collateral and shall in no way be construed as imposing any duties or other obligations on the Senior Agent other than to transfer to the Junior Secured Parties (or as a court of competent jurisdiction may otherwise direct) the proceeds, if any, that remain following a sale, transfer or other disposition of the Collateral by the Senior Collateral Agent on behalf of the Senior Secured Parties and the payment and satisfaction in full of any and all Senior Obligations or, if the Senior Collateral Agent shall still be in possession of all or any part of the Collateral after such payment and satisfaction in full, the Collateral or such part thereof remaining, without representation or warranty on the part of the Senior Agent or the Senior Secured Parties. In furtherance of the foregoing, the Junior Secured Parties acknowledge and agree with the Senior Secured Parties that, at all times until the Senior Obligations shall have been paid and satisfied in full, the Senior Collateral Agent shall be entitled to (i) maintain control over the Collection Deposit Accounts in accordance with the Senior Security Agreement and the Depository Agreements, (ii) maintain control over the Pledge Agreement Collateral in accordance with the Senior Pledge Agreement and (iii) sell, transfer or otherwise dispose of or deal with the Collateral as provided in the Senior Security Documents without regard to the security interest of the Junior Secured Parties therein, or any rights to which the Junior Secured Parties would otherwise be entitled as a result of such security interest, the only obligation of the Senior Agent to the Junior Secured Parties in respect thereof being to promptly deliver to the Junior Agent (unless otherwise directed in writing by the Junior Agent or by a court of competent jurisdiction) any proceeds remaining from such sale, transfer or other disposition of the Collateral after such payment and satisfaction in full of the Senior Obligations or, if the Senior Agent shall still be in possession of all or any part of the Collateral after such payment and satisfaction in full, the Collateral or such part thereof remaining, without representation or warranty on the part of the Senior Agent or the Senior Secured Parties, provided that nothing contained in this sentence shall be construed to give rise to, nor shall the Junior Agent or the Junior Secured Parties have, any claims whatsoever against the Senior Agent or any Senior Secured Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Senior Agent with respect to the Collateral (other than with respect to any claims that may arise as a result of the failure of the Senior Agent, after the payment and satisfaction in full of the Senior Obligations, to deliver any remaining Collateral or proceeds to the Junior Agent or the Junior Secured Parties). The Junior Agent, on behalf of itself and the other Junior Secured Parties, agrees that, without the prior written consent of the Senior Agent, it shall not, and shall not attempt to, exercise any rights of enforcement with respect to (A) the Senior Security Interest in the Collateral or (B) the Junior Security Interest in the Collateral, whether pursuant to the Junior Security Documents or otherwise, until the payment and satisfaction in full of the Senior Obligations.

            (g) The Junior Agent, on behalf of itself and the other Junior Secured Parties, agrees that in the event a proceeding under Title 11 of the U.S. Code (the "Bankruptcy Code") or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against any Grantor, the Junior Agent or such Junior Secured Party shall not file any objection or in any other manner attempt to prevent the court conducting such proceeding from (and shall be deemed to have consented to such proceeding) (i) authorizing such Grantor under Section 364 of the Bankruptcy Code (or the analogous provision of such other law) to incur secured indebtedness and priority administration indebtedness to the Senior Secured Parties (or any of them) for loans that may be made by the Senior Secured Parties (or any of them) to such Grantor after the commencement and/or termination of such proceedings, and to secure the repayment and performance of such post-petition indebtedness (and interest thereon and costs and expenses in connection therewith) by granting to the Senior Secured Parties (or any of them) a first-priority security interest in and a first-priority lien on all the Collateral, (ii) pursuant to Section 364 of the Bankruptcy Code (or the analogous provision of such other law), granting the Senior Secured Parties (or any of them) a first-priority security interest in and a first-priority lien on all the Collateral, (iii) authorizing such Grantor under the Bankruptcy Code to grant the Senior Secured Parties (or any of them) adequate protection, whether in the form of cash payments, accrued interest or otherwise, in connection with the use of cash collateral or in connection with the transactions contemplated by clauses (i) and (ii) hereof.

            SECTION 4.02. No Interference; Right to Instruct Agent; Payment Over; Reinstatement; Permitted Actions. (a) The Junior Agent, on behalf of itself and the other Junior Secured Parties, agrees that (i) it will not take or cause to be taken any action, the purpose or effect of which is, or could be, to make any Junior Security Interest pari passu with, or to give any Junior Secured Party any preference or priority relative to, the Senior Security Interest or the Senior Secured Parties with respect to the Collateral or any part thereof,
(ii) it will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Senior Collateral Agent or any other Senior Secured Party,
(iii) it has no right to (A) direct the Senior Collateral Agent or any other Senior Secured Party to exercise any right, remedy or power with respect to the Collateral or (B) consent to the exercise by the Senior Collateral Agent or any other Senior Secured Party of any right, remedy or power with respect to the Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Senior Collateral Agent or any other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither the Senior Collateral Agent nor any other Senior Secured Party shall be liable for, any action taken or omitted to be taken by the Agent or the Senior Secured Parties with respect to the Collateral, (v) it will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral (other than filing a proof of claim) until all the Senior Obligations shall have been paid and satisfied in full, (vi) it will not seek, and hereby waives any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral, (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

            (b) The Junior Agent, on behalf of itself and the other Junior Secured Parties, hereby agrees that, in the event of a sale, transfer or other disposition of Collateral in accordance with the provisions of the Senior Credit Agreement or any Senior Security Document or pursuant to any judicial or nonjudicial foreclosure proceedings with respect to the Collateral undertaken by or on behalf of the Senior Collateral Agent or any other Senior Secured Party, any security interest or lien of the Junior Secured Parties in such Collateral shall terminate and be released automatically and without further action to the extent that the lien of the Senior Collateral Agent for the benefit of the Senior Secured Parties in such Collateral is released. The Junior Agent further agrees to execute all necessary instruments and documents to evidence such termination and release. Notwithstanding the foregoing, the Junior Agent shall not be deemed to release or terminate the security interest or lien of the Junior Secured Parties to the extent that any proceeds of the sale, transfer or disposition of Collateral are in excess of the amount necessary to pay in full all the Senior Obligations.

            (c) The Junior Agent, on behalf of itself and the other Junior Secured Parties, hereby agrees that if any Junior Secured Party shall obtain possession of any of the Collateral (other than cash proceeds deposited with the Junior Agent to pay principal or interest in respect of the Junior Obligations at a time when the Senior Agent has not informed the Junior Agent of the occurrence of a Specified Event of Default), or shall realize any payment in respect of the Collateral, or shall realize any payment or receive any distribution that pursuant to Article II or Article III should not have been made to it, in each case prior to the time when the Senior Obligations have been paid in full, then it shall hold such Collateral, payment or distribution in trust for the Senior Secured Parties and transfer such Collateral, payment or distribution, as the case may be, to the Senior Agent. If, at any time, all or part of any payment with respect to the Senior Obligations previously made is rescinded for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or such other Person), the Junior Agent and the Junior Secured Parties shall promptly turn any Collateral then held by any of them over to the Senior Agent, and the provisions set forth in this Agreement (including without limitation, the subordination provisions set forth herein) shall continue to be effective or be reinstated, as the case may be, as if such payment had not been made, until the payment and satisfaction in full of the Senior Obligations.


                                    ARTICLE V

                                  Miscellaneous

            SECTION 5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) to any party to the Senior Credit Agreement, as provided in the Senior Credit Agreement;

            (b) to any party to the Junior Credit Agreement, as provided in the Junior Credit Agreement;

            (c) to any party to both the Senior Credit Agreement and the Junior Credit Agreement, as provided in either the Senior Credit Agreement or the Junior Credit Agreement;

            (d) to GEI II, 11111 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, Attention of Gregory J. Annick (Telecopy No. (310) 954-0404); and

            (e) to Kmart, 3100 West Big Beaver Road, Troy, MI 48084-3136, Attention of Michael J. Viola (Telecopy No. (248) 643-5393)

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            SECTION 5.02. Status of Agreement. This Agreement shall constitute a Loan Document for all purposes under each of the Senior Credit Agreement and the Junior Credit Agreement.

            SECTION 5.03. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 5.04. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER SENIOR LOAN DOCUMENT, JUNIOR LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 5.05. Further Assurances. Each of the parties hereto agrees to execute such further documentation and take such further action as shall be reasonably necessary to fully effectuate the provisions of this Agreement.

            SECTION 5.06. Modification of Agreement. (a) No modification or amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (as defined in the Senior Credit Agreement), the Required Lenders (as defined in the Junior Credit Agreement) and each of the CE Parties; provided, however, that (i) no such modification or amendment shall adversely affect any of the Senior Agent's and Junior Agent's rights, immunities or rights to indemnification hereunder or under any Senior Loan Document or Junior Loan Document or expand its duties hereunder, without the prior written consent of such Senior Agent or Junior Agent, as the case may be, and (ii) no such modification or amendment shall modify any provision hereof that is intended to provide for the subordination of the Junior Obligations to the Senior Obligations without the prior written consent of all Participating Creditors.

            (b) No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

            (c) The parties hereto agree that neither Section 2.10 of the Senior Credit Agreement nor Section 2.10 of the Junior Credit Agreement shall be modified or amended without the written consent of (i) Senior Lenders having "Total Exposures" and unused "Revolving Commitments" representing more than 50% of the sum of the aggregate "Total Exposures" and aggregate unused "Revolving Commitments" at such time (as such terms are defined in the Senior Credit Agreement), (ii) Junior Lenders having "Total Exposures" and unused "Revolving Commitments" representing more than 50% of the sum of the aggregate Total Exposure and aggregate unused Revolving Commitments at such time (as such terms are defined in the Junior Credit Agreement) and (iii) each of the CE Parties (collectively, the "Specified Lenders").

            SECTION 5.07. Successors and Assigns. (a) This Agreement shall be binding on and inure to the benefit of the parties hereto, including the Senior Agent, the Junior Agent, each of the Senior Creditors, the Junior Creditors and their respective successors and permitted assigns (including any assignee of any Senior Lender in accordance with the Senior Credit Agreement, any Junior Lender in accordance with the Junior Credit Agreement and each of the CE Parties in accordance with the CE Agreements); provided, however, that, except as provided in the next sentence, no Participating Creditor may assign its rights or obligations hereunder. The rights and obligations of any Senior Creditors and Junior Creditors under this Agreement shall be assigned automatically (without the need for the execution of any document or any other action) to, and the term "Senior Creditor" or "Junior Creditor" as used in this Agreement shall include, any assignee, transferee or successor of such Senior Creditors or Junior Creditors under the Senior Credit Agreement or the Junior Credit Agreement, as the case may be, in accordance with the terms of and upon the effectiveness of an assignment pursuant to the Senior Credit Agreement or the Junior Credit Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become a party to this Agreement. If required by any party to this Agreement, such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder. Each of the Senior Creditors and the Junior Creditors agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Senior Creditor or Junior Creditor prior to the execution of any such assignment or transfer. Any Senior Lender or Junior Lender may, without the consent of the other Participating Creditors, sell one or more participations in its Loans, the Swingline Loans or Letters of Credit, as the case may be, held by it or issued pursuant to the terms and conditions of the Senior Credit Agreement or Junior Credit Agreement, as the case may be; provided, however, that (except as otherwise specified herein) each of the Senior Creditors and the Junior Creditors shall remain liable to each other for the full performance of their obligations hereunder with the same effect as though no such participation had been sold and as though any and all amounts, payments or security received by a participant with whom it dealt in respect of the loan participation were received by such party and shall continue to deal solely and directly with each other with respect to their respective rights and obligations under this Agreement.

            SECTION 5.08. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            SECTION 5.09. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 5.10. Headings. The section headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction of any provisions hereof.

            SECTION 5.11. Termination. This Agreement shall terminate automatically upon the indefeasible payment in full in cash of the outstanding Senior Obligations or the outstanding Junior Obligations; provided, however, that Section 4.02(c), Section 5.02, Section 5.03 and this Section 5.11 shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.

            SECTION 5.12. Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any other Senior Loan Document or Junior Loan Document, the provisions of this Agreement shall be controlling.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers, all as of the day and year first above written.


                                    HECHINGER INVESTMENT COMPANY OF
                                    DELAWARE, INC.,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President


                                    CENTERS HOLDINGS, INC.,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President


                                    BSQ ACQUISITION, INC.,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President


                                    BSQ TRANSFEREE CORP.,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President


                                    HECHINGER COMPANY,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President

                                    HECHINGER STORES COMPANY,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President


                                    HECHINGER STORES EAST COAST
                                    COMPANY,

                                          by
                                             /s/ Mark R. Adams
                                             ---------------------------
                                             Name:  Mark R. Adams
                                             Title: Executive Vice President



                                    THE SUBSIDIARY GUARANTORS
                                    LISTED ON SCHEDULE I HERETO,

                                          by

                                             /s/ Mark R. Adams
                                             -----------------------------
                                             Name:  Mark R. Adams
                                             Title: Authorized Officer


                                    THE CHASE MANHATTAN BANK, as Senior
                                    Agent,

                                          by
                                             /s/ Craig T. Moore
                                             ---------------------------
                                             Name:  Craig T. Moore
                                             Title: Managing Director


                                    BANKAMERICA BUSINESS CREDIT, INC.,
                                    as an Additional Agent,

                                          by
                                             /s/ Daniel J. Ujfalvsky
                                             ---------------------------
                                             Name:  Daniel J. Ujfalvsky
                                             Title: Senior Vice President

                                    CITICORP USA, INC., as an Additional Agent,

                                          by
                                             /s/ Michael M. Leyland
                                             ---------------------------
                                             Name:  Michael M. Leyland
                                             Title: Attorney-In-Fact


                                    THE CHASE MANHATTAN BANK, as Junior
                                    Agent,

                                          by

                                             /s/ Craig T. Moore
                                             ---------------------------
                                             Name:  Craig T. Moore
                                             Title: Managing Director


                                    GREEN EQUITY INVESTORS II, L.P.,


                                          by GRAND AVENUE CAPITAL
                                             PARTNERS, L.P., a Delaware
                                             limited partnership, its general
                                             partner,


                                          by GRAND AVENUE CAPITAL
                                             CORPORATION, a Delaware
                                             corporation, its general partner


                                          by
                                             /s/ Gregory J. Annick
                                             ----------------------------
                                             Name:  Gregory J. Annick
                                             Title: Vice President


                                    KMART CORPORATION,

                                          by

                                             /s/ Michael J. Viola
                                             ----------------------------
                                             Name:  Michael J. Viola
                                             Title: Vice President and Treasurer

                                                                      SCHEDULE I
                                                  to the Intercreditor Agreement




                              Subsidiary Guarantors

                                                                       EXHIBIT K
                                                                  CONFORMED COPY


                                                LOAN PURCHASE AGREEMENT dated as
                                    of December 31, 1998, among GREEN EQUITY
                                    INVESTORS II, L.P., a Delaware limited
                                    partnership (the "Purchaser"), the lenders listed on Schedule I hereto (the "Lenders") and THE CHASE MANHATTAN BANK, as Agent (as defined below).

            Reference is made to the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hechinger Investment Company of Delaware, Inc., a Delaware corporation (the "Borrower"), Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, Hechinger Stores East Coast Company, the Lenders and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Agent") and as collateral agent for the Lenders.

            The Purchaser, desiring to provide credit support for the Loans, wishes to grant the Agent the right, exercisable in the event the Loans are accelerated, to put to the Purchaser in a single transaction a portion of the Loans, together with a portion of the Lenders' other rights and obligations under the Credit Agreement, representing up to 20% of the aggregate Total Exposure (not to exceed in aggregate $10,000,000) (the "Purchase Transaction").

            NOW, THEREFORE, the Purchaser, the Lenders and the Agent hereby agree as follows:

            SECTION 1. Defined Terms. (a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            (b) As used in this Agreement, the following terms have the meanings specified below:

            "Acceleration Date" means the date on which there occurs a Specified Event of Default.

            "Approved Bank" means a commercial bank of recognized standing, organized under the laws of the United States of America or a state thereof, that has combined capital and surplus and undivided profits of not less than $500,000,000 and that is rated (or the senior debt securities of the holding company of such bank are rated) A or better by S&P or A2 by Moody's.

            "Assigned Interests" means the Loans (the "Assigned Loans"), together with the Lenders' other rights and obligations under the Credit Agreement and the other Loan Documents, including interests in participations in Swingline Loans and Letters of Credit, corresponding to the aggregate Total Exposure being assigned to and assumed by the Purchaser in connection with the Purchase Transaction.

            "Available Guarantee Amount" means, as of any date, the lesser of
(a) 20% of the aggregate Total Exposures of all the Lenders (including the Purchaser and Kmart) as of such date and (b) $10,000,000.

            "Effective Date" means (a) the date specified by the Agent in the Purchase Notice or (b) such other Business Day as the Agent, the Required Lenders and the Purchaser shall mutually agree, provided that in the event of a Purchaser Bankruptcy Event of Default, the Effective Date shall be the applicable Acceleration Date without any action by any Person.

            "Purchase Price" means, with respect to the Assigned Interests being assigned to and assumed by the Purchaser in the Purchase Transaction, an amount determined as of the Effective Date equal to the sum of (a) the aggregate principal amount of the Assigned Loans that are a part of such Assigned Interests, (b) the aggregate principal amount of any participations in Swingline Loans that are a part of such Assigned Interests, (c) the aggregate principal amount of any participations in unreimbursed

LC Disbursements that are a part of such Assigned Interests, (d) all unpaid interest accrued to but excluding the Effective Date in respect of such Assigned Interests, (c) all unpaid fees accrued to but excluding the Effective Date in respect of such Assigned Interests and (d) all expenses accrued through the Effective Date and payable under the terms of the Credit Agreement in respect of such Assigned Interests.

            "Purchaser Bankruptcy Event of Default" means a Specified Event of Default arising with respect to the Purchaser under paragraph (h) or (i) of
Article VII of the Credit Agreement or under paragraph (h) or (i) of Article VII of the Amended Existing Credit Agreement.

            "Purchase Notice" means the written notice given (or deemed given) by the Agent pursuant to Section 2(b) notifying the Purchaser of the Agent's exercise, on behalf of the Lenders, of the Lenders' right pursuant to Section 2 to require the Purchaser to purchase a portion of the Loans and the Lenders' other rights and obligations under the Credit Agreement.

            "Purchase Transaction" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Required Lenders" means, at any time, Lenders having Total Exposures and unused Revolving Commitments representing more than 50% of the sum of the Total Exposures and unused Revolving Commitments at such time.

            "Specified Event of Default' means (a) any Event of Default described in paragraph (a), (b), (h) or (i) of Article VII of the Credit Agreement, (b) pursuant to Article VII of the Credit Agreement, the termination by the Agent of the Commitments and the declaration by the Agent that the Loans then outstanding are immediately due and payable in whole, (c) any "Event of Default" described in paragraph (a), (b), (h) or (i) of Article VII of the Amended Existing Credit Agreement or (d) pursuant to Article VII of the Amended Existing Credit Agreement, the termination of the Existing Facility and the declaration that the Existing Revolving Loans then outstanding are immediately due and payable in whole, provided that for the purpose of this definition and the definition of the term "Purchaser Bankruptcy Event of Default", the term "Holdings Group" as used in paragraph (h) or (i) of Article VII of the Credit Agreement and paragraph (h) or (i) of Article VII of the Amended Exiting Credit Agreement also shall include the Purchaser.

            "Termination Date" has the meaning assigned to such term in Section
6.

            (c) The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

            SECTION 2. Unconditional Obligation to Purchase Loans. (a) The Purchaser hereby agrees that (i) upon its receipt from the Agent of the Purchase Notice as provided in Section 2(b), the Purchaser shall purchase from the Lenders on the Effective Date Assigned Interests representing the aggregate Total Exposure specified in the Purchase Notice or (ii) upon a Purchaser Bankruptcy Event of Default, the Purchaser shall be automatically deemed to have purchased from the Lenders on the Effective Date Assigned Interests representing an aggregate Total Exposure equal to the Available Guarantee Amount, without actual delivery of a Purchase Notice or other notice of any kind, all of which are hereby irrevocably waived; provided, however, that in no event shall the Purchaser be required in any Purchase Transaction to purchase Assigned Interests representing an aggregate Total Exposure in excess of the Available Guarantee Amount as determined as of the Effective Date. The Purchaser shall purchase such Assigned Interests on a pro rata basis from all Lenders based on the Total Exposure of each Lender as of the Effective Date. Except as provided in Section 6, (i) the Purchase Transaction shall be effected in a single transaction on a single Effective Date and (ii) upon the consummation of the Purchase Transaction, the Purchaser shall not be obligated pursuant to this Agreement to purchase any additional Assigned Interests.

            (b) The Agent may, and at the request of the Required Lenders shall, deliver the Purchase Notice to the Purchaser at any time on or after the Acceleration Date. The Purchase Notice shall specify the following information:

            (i) the Effective Date, which shall be a Business Day and may not be less than 10 Business Days after the Purchaser receives the Purchase Notice;

           (ii) the portion of the Lenders' aggregate Total Exposures represented by the Assigned Interests, both as a percentage (which may not exceed 20%) and as an absolute amount (which may not exceed the Available Guarantee Amount);

          (iii) a description of the Assigned Interests, including the aggregate principal amount of the Assigned Loans and the amount of Swingline Exposure and LC Exposure to be assumed;

           (iv) the calculation of the Purchase Price with respect to such Assigned Interests; and

            (v) the location and number of the Agent's account to which the Purchase Price is to be paid.

A Purchase Notice delivered to the Purchaser not later than 12:00 noon, New York City time, on a Business Day shall be deemed delivered on such Business Day and otherwise the Purchase Notice shall be deemed delivered on the next succeeding Business Day. The Agent promptly shall deliver a copy of the Purchase Notice to the Lenders. Notwithstanding anything to the contrary set forth above, in the event of a Purchaser Bankruptcy Event of Default, the Purchase Notice shall be deemed to have been delivered to, and received by, the Purchaser as of the applicable Acceleration Date without any action by any Person.

            (c) The Purchaser hereby absolutely and unconditionally agrees, upon receipt (or the deemed receipt) of the Purchase Notice as provided in paragraph
(b), to pay on the Effective Date to the Agent, for the account of the Lenders, the Purchase Price for the Assigned Interests described in the Purchase Notice and to assume all the obligations of the Lenders under the Loan Documents with respect to such Assigned Interests. Upon receipt of the Purchase Price on the Effective Date, the Lenders hereby absolutely and unconditionally agree to sell and assign to the Purchaser the Assigned Interests described in the Purchase Notice effective as of the Effective Date.

            (d) From and after the Effective Date, the Purchaser shall be a party to the Credit Agreement and, to the extent of the Assigned Interests, have the rights and obligations of a Lender under the Credit Agreement, and each Lender shall, to the extent of the Assigned Interests sold and assigned by it, be released from its obligations under the Credit Agreement (and, if a Lender shall have assigned to the Purchaser all the Lender's remaining rights and obligations under the Credit Agreement, such Lender shall cease to be a party to the Credit Agreement but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 of the Credit Agreement). As of the Effective Date, each of the Lenders, the Purchaser and the Agent shall execute and deliver such Assignment and Assumption Agreements in the form attached hereto as Exhibit A as shall be necessary or desirable to evidence the assignment and assumption of each Lender's Assigned Interests hereby.

            (e) Each of the Borrower, the Agents, the Issuing Bank and the Swingline Lender, by their acknowledgment of this Agreement, consents to the assignments and purchases provided for in this Section 2 and agrees that the Purchaser shall have all the rights of a Lender under the Credit Agreement with respect to the Assigned Interests purchased by it pursuant to this Section 2. The Agent hereby waives the recordation fee of $3,500 provided for in Section 9.04(b) of the Credit Agreement. Each assignment and assumption of an Assigned Interest effected in compliance with this Agreement shall be deemed to comply with Section 9.04(b) of the Credit Agreement.

            (f) The Purchaser acknowledges and agrees that its obligations pursuant to this Section 2 are absolute and unconditional and shall not be affected by any circumstance whatsoever, including the existence of any Default or Event of Default under the Credit Agreement or the acceleration of the Loans by the Agent or the Required Lenders, and that payment of the Purchase Price shall be made without offset, abatement, withholding or reduction whatsoever. The purchase of Loans pursuant to this Section 2 shall not relieve the Borrower of any default in the payment thereof.

            (g) On the Effective Date, the Purchaser shall wire transfer to the Agent the Purchase Price for the Assigned Interests to be purchased by the Purchaser on the Effective Date, in immediately available funds, in the same manner as provided in Section 2.06 of the Credit Agreement with respect to Loans made by a Lender (and Section 2.06 is hereby incorporated herein and shall apply, mutatis mutandis, to the payment obligations of the Purchaser), and the Agent shall promptly apply all assumptions of interests and payments of amounts received to reduce the interests of the Lenders and to purchase from the Lenders the outstanding principal, accrued interest and other charges for the Assigned Interests with respect to which the Purchase Notice is presented, each on a pro rata basis.

            (h) For all purposes of this Agreement, (i) Assigned Interests purchased by the Purchaser pursuant to this Agreement may not be put by the Agent or the Purchaser to Kmart pursuant to the Kmart Credit Enhancement Agreement and (ii) Assigned Interests purchased by Kmart pursuant to the Kmart Credit Enhancement Agreement may not be put by the Agent or Kmart to the Purchaser pursuant to this Agreement. The Agent shall note on the Register these restrictions on the Assigned Interests sold to the Purchaser pursuant hereto and to Kmart pursuant to the Kmart Credit Enhancement Agreement. Each reference to the Lenders in this Agreement shall be deemed to not include the Purchaser or Kmart in their capacity as holders of such Assigned Interests except as otherwise expressly provided herein.

            (i) No Lender may require the Agent to take or refrain from taking any action hereunder except as and to the extent expressly set forth in this Agreement.

            SECTION 3. Credit Support. The Purchaser shall obtain as account party as of the date hereof and shall maintain until the Termination Date for the benefit of the Agent and the Lenders a standby letter of credit from an Approved Bank in the amount of $10,000,000. Such letter of credit shall be in form and substance satisfactory to the Agent and shall provide that the Agent may draw on such letter of credit in connection with the Purchase Transaction in an amount up to the Purchase Price payable in connection with the Purchase Transaction to the extent that the Purchaser fails to pay such Purchase Price on the Effective Date.

            SECTION 4. No Amendment or Waiver of the Loan Documents. None of the Borrower, the Agent or any Lender shall approve any waiver, amendment or modification of the Credit Agreement or any other Loan Document without the written consent of the Purchaser. Without the consent of the Purchaser, the Borrower shall not approve any amendment, waiver or modification of the Existing Loan Documents, to the extent that such amendment, modification or waiver would be adverse to the interests of the Purchaser.

            SECTION 5. Information. (a) The Purchaser assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Loans and the nature, scope and extent of the risks that the Purchaser assumes and incurs hereunder, and agrees that none of the Agent or the Lenders will have any duty to advise the Purchaser of information known to it or any of them regarding such circumstances or risks.

            (b) The Borrower hereby agrees to (i) provide the Purchaser with
(A) copies of each report or other document provided by or on behalf of any member of the Holdings Group to the Lenders under the Credit Agreement or the "Lenders" under the Amended Existing Credit Agreement and (B) such other information regarding the operations, business affairs and financial condition of any member of the Holdings Group as the Purchaser may reasonably request and
(ii) provide the Purchaser with notice of, and permit the Purchaser to participate in or attend, any conference call or bank meeting conducted by Holdings pursuant to Section 5.09(e) or (f), respectively, of the Credit Agreement.

            SECTION 6. Termination; Reinstatement. This Agreement (a) shall terminate as of the date (the "Termination Date") that is the earlier of (i) the date on which the Purchase Price has been paid in full with respect to the Purchase Transaction and (ii) the date on which (A) the aggregate principal amount of all outstanding Loans has been paid in full, (B) the aggregate principal amount of any participations in unreimbursed LC Disbursements has been paid in full, (C) all accrued and unpaid interest and fees have been paid in full, (D) all expenses reimbursable to the Lenders pursuant to Section 9.03 of the Credit Agreement have been paid in full, (E) the LC Exposure is zero and
(F) the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Purchase Price or an Obligation is rescinded or must otherwise be restored by any Lender, Secured Party or Guarantor upon the bankruptcy or reorganization of the Purchaser, the Borrower, any Guarantor or otherwise. In the event that any such payment of an Obligation is rescinded or must otherwise be restored, such amount shall be deemed to have been outstanding on the Effective Date and included in the Lenders' aggregate Total Exposures as of such date and, to the extent that there would have been any unused Available Guarantee Amount on the Effective Date after giving effect to the increase in the Lenders' aggregate Total Exposure and to the Purchase Transaction, the Purchaser shall be required to purchase additional Assigned Interests of the Lenders representing such rescinded or restored payment (but not exceeding the amount of such unused Available Guarantee Amount) on the same basis as provided in Section 2 hereof with respect to the Purchase Transaction.

            SECTION 7. Successors and Assigns. Subject to Section 2(h), this Agreement shall be binding on and inure to the benefit of the Purchaser, the Agent, each of the Lenders and their respective successors and permitted assigns (including any assignee of any Lender in accordance with the Credit Agreement); provided, however, that, except as provided in the next succeeding sentence, no Lender may assign its rights or obligations hereunder. The rights and obligations of any Lender under this Agreement shall be assigned automatically (without the need for the execution of any document or any other action) to, and, subject to Section 2(h), the term "Lender" as used in this Agreement shall include, any assignee, transferee or successor of such Lender under the Credit Agreement in accordance with the terms of and upon the effectiveness of an assignment pursuant to Section 9.04 of the Credit Agreement, and any such assignee, transferee or successor shall automatically become a party to this Agreement. Each of the Lenders agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Lender prior to the execution of any such assignment or transfer. The Purchaser shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

            SECTION 8. Waivers; Amendment. (a) No failure or delay of the Agent or a Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the other Secured Parties under the other Loan

Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Purchaser therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Purchaser in any case shall entitle the Purchaser to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Purchaser and the Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

            SECTION 9. Governing Law. (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (B) EACH PARTY HERETO HEREBY AGREES WITH THE OTHER PARTIES HERETO
AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

            SECTION 10. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement, except that notices to the Purchaser shall be given as provided in Section 5.01 of the Intercreditor Agreement.

            SECTION 11. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Purchaser herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agent and the Lenders and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties on their behalf, and shall continue in full force and effect until this Agreement terminates as provided in Section 6.

            (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 12. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to the Purchaser when a counterpart hereof executed on behalf of the Purchaser shall have been delivered to the Agent, and a counterpart hereof shall have been executed on behalf of the Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 13. Loan Document. This Agreement shall constitute a Loan Document for all purposes.

            SECTION 14. Expenses; Indemnity; Intercreditor Agreement. The Borrower hereby agrees with the other parties hereto as set forth in Section
9.03 of the Credit Agreement as if such Section were set forth in full herein and the Purchaser shall be deemed to be a Lender and indemnitee thereunder.

            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                             GREEN EQUITY INVESTORS II, L.P.,

                                     by  GRAND AVENUE CAPITAL PARTNERS,
                                         L.P., a Delaware limited
                                         partnership, its general partner

                                     by  GRAND AVENUE CAPITAL CORPORATION,
                                         a Delaware corporation, its
                                         general partner

                                     by
                                         /s/ Gregory J. Annick
                                         ---------------------------
                                         Name:  Gregory J. Annick
                                         Title: Vice President


                             THE CHASE MANHATTAN BANK, as Agent,

                                     by
                                         /s/ Craig T. Moore
                                         ---------------------------
                                         Name:  Craig T. Moore
                                         Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         LOAN PURCHASE AGREEMENT
                                                   DATED AS OF DECEMBER 31, 1998






                                          THE CHASE MANHATTAN BANK,


                                          by/s/ Craig T. Moore
                                            -------------------------
                                            Name:  Craig T. Moore
                                            Title: Managing Director

Acknowledged and Agreed to
as of December 31, 1998,

HECHINGER INVESTMENT COMPANY
  OF DELAWARE, INC.,


  by  /s/ Mark R. Adams
      ----------------------------
      Name:  Mark R. Adams
      Title: Executive Vice President

                                                                      SCHEDULE I


Lenders


The Chase Manhattan Bank

                                                                       EXHIBIT L



                                                LOAN PURCHASE AGREEMENT dated as
                                    of December 31, 1998, among KMART
                                    CORPORATION, a Michigan corporation, (the
                                    "Purchaser"), the lenders listed on Schedule
                                    I hereto (the "Lenders") and THE CHASE
                                    MANHATTAN BANK, as Agent (as defined below).

            Reference is made to the Credit Agreement dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hechinger Investment Company of Delaware, Inc., a Delaware corporation (the "Borrower"), Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, Hechinger Stores East Coast Company, the Lenders and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Agent") and as collateral agent for the Lenders.

            The Purchaser, desiring to provide credit support for the Loans, wishes to grant the Agent the right, exercisable in the event the Loans are accelerated, to put to the Purchaser in a single transaction a portion of the Loans, together with a portion of the Lenders' other rights and obligations under the Credit Agreement, representing up to 80% of the aggregate Total Exposure (not to exceed in aggregate $40,000,000) (the "Purchase Transaction").

            NOW, THEREFORE, the Purchaser, the Lenders and the Agent hereby agree as follows:

            SECTION 1. Defined Terms. (a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            (b) As used in this Agreement, the following terms have the meanings specified below:

            "Acceleration Date" means the date on which there occurs a Specified Event of Default.

            "Assigned Interests" means the Loans (the "Assigned Loans"), together with the Lenders' other rights and obligations under the Credit Agreement and the other Loan Documents, including interests in participations in Swingline Loans and Letters of Credit, corresponding to the aggregate Total Exposure being assigned to and assumed by the Purchaser in connection with the Purchase Transaction.

            "Available Guarantee Amount" means, as of any date, the lesser of
(a) 80% of the aggregate Total Exposures of all the Lenders (including the Purchaser and GEI II) as of such date and (b) $40,000,000.

            "Effective Date" means (a) the date specified by the Agent in the Purchase Notice or (b) such other Business Day as the Agent, the Required Lenders and the Purchaser shall mutually agree, provided that in the event of a Purchaser Bankruptcy Event of Default, the Effective Date shall be the applicable Acceleration Date without any action by any Person.

            "Purchase Price" means, with respect to the Assigned Interests being assigned to and assumed by the Purchaser in the Purchase Transaction, an amount determined as of the Effective Date equal to the sum of (a) the aggregate principal amount of the Assigned Loans that are a part of such Assigned Interests, (b) the aggregate principal amount of any participations in Swingline Loans that are a part of such Assigned Interests, (c) the aggregate principal amount of any participations in unreimbursed LC Disbursements that are a part of such Assigned Interests, (d) all unpaid interest accrued to but excluding the Effective Date in respect of such Assigned Interests, (c) all unpaid fees accrued to but excluding the Effective Date in respect of such Assigned Interests and (d) all expenses accrued through the Effective Date and payable under the terms of the Credit Agreement in respect of such Assigned Interests.

            "Purchaser Bankruptcy Event of Default" means a Specified Event of Default arising with respect to the Purchaser under paragraph (h) or (i) of
Article VII of the Credit Agreement or under paragraph (h) or (i) of Article VII of the Amended Existing Credit Agreement.

            "Purchase Notice" means the written notice given (or deemed given) by the Agent pursuant to Section 2(b) notifying the Purchaser of the Agent's exercise, on behalf of the Lenders, of the Lenders' right pursuant to Section 2 to require the Purchaser to purchase a portion of the Loans and the Lenders' other rights and obligations under the Credit Agreement.

            "Purchase Transaction" has the meaning assigned to such term in the introductory paragraphs of this Agreement.

            "Required Lenders" means, at any time, Lenders having Total Exposures and unused Revolving Commitments representing more than 50% of the sum of the Total Exposures and unused Revolving Commitments at such time.

            "Specified Event of Default' means (a) any Event of Default described in paragraph (a), (b), (h) or (i) of Article VII of the Credit Agreement, (b) pursuant to Article VII of the Credit Agreement, the termination by the Agent of the Commitments and the declaration by the Agent that the Loans then outstanding are immediately due and payable in whole, (c) any "Event of Default" described in paragraph (a), (b), (h) or (i) of Article VII of the Amended Existing Credit Agreement or (d) pursuant to Article VII of the Amended Existing Credit Agreement, the termination of the Existing Facility and the declaration that the Existing Revolving Loans then outstanding are immediately due and payable in whole, provided that for the purpose of this definition and the definition of the term "Purchaser Bankruptcy Event of Default", the term "Holdings Group" as used in paragraph (h) or (i) of Article VII of the Credit Agreement and paragraph (h) or (i) of Article VII of the Amended Exiting Credit Agreement also shall include the Purchaser.

            "Termination Date" has the meaning assigned to such term in Section
6.

            (c) The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

            SECTION 2. Unconditional Obligation to Purchase Loans. (a) The Purchaser hereby agrees that (i) upon its receipt from the Agent of the Purchase Notice as provided in Section 2(b), the Purchaser shall purchase from the Lenders on the Effective Date Assigned Interests representing the aggregate Total Exposure specified in the Purchase Notice or (ii) upon a Purchaser Bankruptcy Event of Default, the Purchaser shall be automatically deemed to have purchased from the Lenders on the Effective Date Assigned Interests representing an aggregate Total Exposure equal to the Available Guarantee Amount, without actual delivery of a Purchase Notice or other notice of any kind, all of which are hereby irrevocably waived; provided, however, that in no event shall the Purchaser be required in any Purchase Transaction to purchase Assigned Interests representing an aggregate Total Exposure in excess of the Available Guarantee Amount as determined as of the Effective Date. The Purchaser shall purchase such Assigned Interests on a pro rata basis from all Lenders based on the Total Exposure of each Lender as of the Effective Date. Except as provided in Section 5, (i) the Purchase Transaction shall be effected in a single transaction on a single Effective Date and (ii) upon the consummation of the Purchase Transaction, the Purchaser shall not be obligated pursuant to this Agreement to purchase any additional Assigned Interests.

            (b) The Agent may, and at the request of the Required Lenders shall, deliver the Purchase Notice to the Purchaser at any time on or after the Acceleration Date. The Purchase Notice shall specify the following information:

            (i) the Effective Date, which shall be a Business Day and may not be less than 10 Business Days after the Purchaser receives the Purchase Notice;

             (ii) the portion of the Lenders' aggregate Total Exposures represented by the Assigned Interests, both as a percentage (which may not exceed 80%) and as an absolute amount (which may not exceed the Available Guarantee Amount);

            (iii) a description of the Assigned Interests, including the aggregate principal amount of the Assigned Loans and the amount of Swingline Exposure and LC Exposure to be assumed;

             (iv) the calculation of the Purchase Price with respect to such Assigned Interests; and

              (v) the location and number of the Agent's account to which the Purchase Price is to be paid.

A Purchase Notice delivered to the Purchaser not later than 12:00 noon, New York City time, on a Business Day shall be deemed delivered on such Business Day and otherwise the Purchase Notice shall be deemed delivered on the next succeeding Business Day. The Agent promptly shall deliver a copy of the Purchase Notice to the Lenders. Notwithstanding anything to the contrary set forth above, in the event of a Purchaser Bankruptcy Event of Default, the Purchase Notice shall be deemed to have been delivered to, and received by, the Purchaser as of the applicable Acceleration Date without any action by any Person.

            (c) The Purchaser hereby absolutely and unconditionally agrees, upon receipt (or the deemed receipt) of the Purchase Notice as provided in paragraph
(b), to pay on the Effective Date to the Agent, for the account of the Lenders, the Purchase Price for the Assigned Interests described in the Purchase Notice and to assume all the obligations of the Lenders under the Loan Documents with respect to such Assigned Interests. Upon receipt of the Purchase Price on the Effective Date, the Lenders hereby absolutely and unconditionally agree to sell and assign to the Purchaser the Assigned Interests described in the Purchase Notice effective as of the Effective Date.

            (d) From and after the Effective Date, the Purchaser shall be a party to the Credit Agreement and, to the extent of the Assigned Interests, have the rights and obligations of a Lender under the Credit Agreement, and each Lender shall, to the extent of the Assigned Interests sold and assigned by it, be released from its obligations under the Credit Agreement (and, if a Lender shall have assigned to the Purchaser all the Lender's remaining rights and obligations under the Credit Agreement, such Lender shall cease to be a party to the Credit Agreement but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 of the Credit Agreement). As of the Effective Date, each of the Lenders, the Purchaser and the Agent shall execute and deliver such Assignment and Assumption Agreements in the form attached hereto as Exhibit A as shall be necessary or desirable to evidence the assignment and assumption of each Lender's Assigned Interests hereby.

            (e) Each of the Borrower, the Agents, the Issuing Bank and the Swingline Lender, by their acknowledgment of this Agreement, consents to the assignments and purchases provided for in this Section 2 and agrees that the Purchaser shall have all the rights of a Lender under the Credit Agreement with respect to the Assigned Interests purchased by it pursuant to this Section 2. The Agent hereby waives the recordation fee of $3,500 provided for in Section 9.04(b) of the Credit Agreement. Each assignment and assumption of an Assigned Interest effected in compliance with this Agreement shall be deemed to comply with Section 9.04(b) of the Credit Agreement.

            (f) The Purchaser acknowledges and agrees that its obligations pursuant to this Section 2 are absolute and unconditional and shall not be affected by any circumstance whatsoever, including the existence of any Default or Event of Default under the Credit Agreement or the acceleration of the Loans by the Agent or the Required Lenders, and that payment of the Purchase Price shall be made without offset, abatement, withholding or reduction whatsoever. The purchase of Loans pursuant to this Section 2 shall not relieve the Borrower of any default in the payment thereof.

            (g) On the Effective Date, the Purchaser shall wire transfer to the Agent the Purchase Price for the Assigned Interests to be purchased by the Purchaser on the Effective Date, in immediately available funds, in the same manner as provided in Section 2.06 of the Credit Agreement with respect to Loans made by a Lender (and Section 2.06 is hereby incorporated herein and shall apply, mutatis mutandis, to the payment obligations of the Purchaser), and the Agent shall promptly apply all assumptions of interests and payments of amounts received to reduce the interests of the Lenders and to purchase from the Lenders the outstanding principal, accrued interest and other charges for the Assigned Interests with respect to which the Purchase Notice is presented, each on a pro rata basis.

            (h) For all purposes of this Agreement, (i) Assigned Interests purchased by the Purchaser pursuant to this Agreement may not be put by the Agent or the Purchaser to GEI II pursuant to the GEI II Credit Enhancement Agreement and (ii) Assigned Interests purchased by GEI II pursuant to the GEI II Credit Enhancement Agreement may not be put by the Agent or GEI II to the Purchaser pursuant to this Agreement. The Agent shall note on the Register these restrictions on the Assigned Interests sold to the Purchaser pursuant hereto and to GEI II pursuant to the GEI II Credit Enhancement Agreement. Each reference to the Lenders in this Agreement shall be deemed to not include the Purchaser or GEI II in their capacity as holders of such Assigned Interests except as otherwise expressly provided herein.

            (i) No Lender may require the Agent to take or refrain from taking any action hereunder except as and to the extent expressly set forth in this Agreement.

            SECTION 3. No Amendment or Waiver of the Loan Documents. None of the Borrower, the Agent or any Lender shall approve any waiver, amendment or modification of the Credit Agreement or any other Loan Document without the written consent of the Purchaser. Without the consent of the Purchaser, the Borrower shall not approve any amendment, waiver or modification of the Existing Loan Documents, to the extent that such amendment, modification or waiver would be adverse to the interests of the Purchaser.

            SECTION 4. Information. (a) The Purchaser assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Loans and the nature, scope and extent of the risks that the Purchaser assumes and incurs hereunder, and agrees that none of the Agent or the Lenders will have any duty to advise the Purchaser of information known to it or any of them regarding such circumstances or risks.

            (b) The Borrower hereby agrees to (i) provide the Purchaser with (A) copies of each report or other document provided by or on behalf of any member of the Holdings Group to the Lenders under the Credit Agreement or the "Lenders" under the Amended Existing Credit Agreement and (B) such other information regarding the operations, business affairs and financial condition of any member of the Holdings Group as the Purchaser may reasonably request and (ii) provide the Purchaser with notice of, and permit the Purchaser to participate in or attend, any conference call or bank meeting conducted by Holdings pursuant to
Section 5.09(e) or (f), respectively, of the Credit Agreement.

            SECTION 5. Termination; Reinstatement. This Agreement (a) shall terminate as of the date (the "Termination Date") that is the earlier of (i) the date on which the Purchase Price has been paid in full with respect to the Purchase Transaction and (ii) the date on which (A) the aggregate principal amount of all outstanding Loans has been paid in full, (B) the aggregate principal amount of any participations in unreimbursed LC Disbursements has been paid in full, (C) all accrued and unpaid interest and fees have been paid in full, (D) all expenses reimbursable to the Lenders pursuant to
Section 9.03 of the Credit Agreement have been paid in full, (E) the LC Exposure is zero and (F) the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Purchase Price or an Obligation is rescinded or must otherwise be restored by any Lender, Secured Party or Guarantor upon the bankruptcy or reorganization of the Purchaser, the Borrower, any Guarantor or otherwise. In the event that any such payment of an Obligation is rescinded or must otherwise be restored, such amount shall be deemed to have been outstanding on the Effective Date and included in the Lenders' aggregate Total Exposures as of such date and, to the extent that there would have been any unused Available Guarantee Amount on the Effective Date after giving effect to the increase in the Lenders' aggregate Total Exposure and to the Purchase Transaction, the Purchaser shall be required to purchase additional Assigned Interests of the Lenders representing such rescinded or restored payment (but not exceeding the amount of such unused Available Guarantee Amount) on the same basis as provided in Section 2 hereof with respect to the Purchase Transaction.

            SECTION 6. Successors and Assigns. Subject to Section 2(h), this Agreement shall be binding on and inure to the benefit of the Purchaser, the Agent, each of the Lenders and their respective successors and permitted assigns (including any assignee of any Lender in accordance with the Credit Agreement); provided, however, that, except as provided in the next succeeding sentence, no Lender may assign its rights or obligations hereunder. The rights and obligations of any Lender under this Agreement shall be assigned automatically (without the need for the execution of any document or any other action) to, and, subject to Section 2(h), the term "Lender" as used in this Agreement shall include, any assignee, transferee or successor of such Lender under the Credit Agreement in accordance with the terms of and upon the effectiveness of an assignment pursuant to Section 9.04 of the Credit Agreement, and any such assignee, transferee or successor shall automatically become a party to this Agreement. Each of the Lenders agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Lender prior to the execution of any such assignment or transfer. The Purchaser shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

            SECTION 7. Waivers; Amendment. (a) No failure or delay of the Agent or a Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Purchaser therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Purchaser in any case shall entitle the Purchaser to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Purchaser and the Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

            SECTION 8. GOVERNING LAW. (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (B) EACH PARTY HERETO HEREBY AGREES WITH THE OTHER PARTIES HERETO AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

            SECTION 9. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement, except that notices to the Purchaser shall be given as provided in Section 5.01 of the Intercreditor Agreement.

            SECTION 10. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Purchaser herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agent and the Lenders and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties on their behalf, and shall continue in full force and effect until this Agreement terminates as provided in
Section 5.

            (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 11. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to the Purchaser when a counterpart hereof executed on behalf of the Purchaser shall have been delivered to the Agent, and a counterpart hereof shall have been executed on behalf of the Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 12. Loan Document. This Agreement shall constitute a Loan Document for all purposes.

            SECTION 13. Expenses; Indemnity; Intercreditor Agreement. The Borrower hereby agrees with the other parties hereto as set forth in Section
9.03 of the Credit Agreement as if such Section were set forth in full herein and the Purchaser shall be deemed to be a Lender and indemnitee thereunder.


            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       KMART CORPORATION,

                                         by
                                               ---------------------------
                                               Name:
                                               Title:

                                       THE CHASE MANHATTAN BANK, as Agent,

                                         by
                                               ---------------------------
                                               Name:
                                               Title:

                                                               SIGNATURE PAGE TO
                                                         LOAN PURCHASE AGREEMENT
                                                   DATED AS OF DECEMBER 31, 1998






                                             THE CHASE MANHATTAN BANK,


                                             by
                                               -------------------
                                               Name:
                                               Title:

Acknowledged and Agreed to
as of December 31, 1998,

HECHINGER INVESTMENT COMPANY
  OF DELAWARE, INC.,


  by
      -----------------------------
            Name:
            Title:

                                                                      SCHEDULE I


Lenders


The Chase Manhattan Bank